UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☑

Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
TEAM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(281) 331-6154
Notice of 2026 Annual Meeting of Shareholders and Proxy Statement

April 28, 2026
To Our Shareholders:

On behalf of our Board of Directors, it is my pleasure to invite you to attend the 2026 Annual Meeting of Shareholders of Team, Inc. (the “Annual Meeting”) which will be held on Wednesday, May 20, 2026, at 8:00 a.m., Central Time at our headquarters located at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.

In addition to the Proxy Statement, you should have also received a copy of our Annual Report on Form 10-K for the year ended December 31, 2025. We encourage you to read the Annual Report on Form 10-K. It includes information about our operations as well as our audited consolidated financial statements. If you did not receive a copy of our Annual Report on Form 10-K, it, along with this Proxy Statement, are available on our website at www.teaminc.com, under our “Investors” page. The included Notice of 2026 Annual Meeting of Shareholders (the “Notice”) and this Proxy Statement will serve as your guide to the business to be conducted during the Annual Meeting.

Please use this opportunity to take part in the affairs of our company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please sign, date and return the accompanying proxy card in the postage-paid envelope provided or vote electronically via the Internet or by telephone. See “About the Annual Meeting—How do I vote by proxy?” in the Proxy Statement for more details. Instructions for each type of voting are included with the instructions on your proxy card and the Notice. Returning the proxy card or voting instruction form or submitting your proxy or voting instruction electronically does not deprive you of your right to attend the Annual Meeting and to vote your shares in person during the Annual Meeting. However, if your shares are held through a broker or other nominee, you must obtain a legal proxy from the record holder of your shares in order to vote at the Annual Meeting.
Thank you for your interest in our Company.

Sincerely,

Gary L. Hill
Chief Executive Officer

TEAM, INC.
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	8:00 a.m. Central Time on May 20, 2026

Location:	13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478

Items of Business:	•	Proposal One—Election of directors;

	•	Proposal Two—Advisory vote on Named Executive Officer compensation;

	•	Proposal Three—Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026;

	•	Proposal Four—Stellex Warrant Shares Issuance Proposal;

	•	Proposal Five—Approval of Amendment No.1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan; and
	•	Such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

Documents and Proxy Distribution:
Under U.S. Securities and Exchange Commission rules, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Statement, a proxy card, and our 2025 Annual Report on Form 10-K for the year ended December 31, 2025 and by notifying you of the availability of our proxy materials on the Internet. We are mailing a full set of our printed proxy materials to shareholders on or about April 28, 2026. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available on our website at www.teaminc.com, under our Investors page.

Record Date:
The shareholders of record of our common stock, par value $0.30 per share (“Common Stock”), as of the close of business on April 23, 2026, will be entitled to vote at the 2026 Annual Meeting of Shareholders of Team, Inc. (the “Annual Meeting”), or any adjournment thereof. A complete list of shareholders of record of our Common Stock entitled to vote at the Annual Meeting will be maintained in our principal executive offices at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478 for ten days prior to the Annual Meeting and will also be available during the Annual Meeting.

Proxy Voting:
To ensure your shares are voted, you may vote your shares by completing, signing and returning the accompanying proxy card or over the Internet (by visiting https://www.investorvote.com/TISI) or by telephone (by dialing toll-free 1-866-641-4276 or the telephone number on your voting instruction form), both of which are described on your proxy card and the Notice. If voting over the Internet or by telephone, you will need the control number in your Notice, proxy card or voting instruction form. The voting procedures are described on page 1 in “General - About the Annual Meeting” of this Proxy Statement and on the proxy card and the Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING TO BE HELD ON MAY 20, 2026. This Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2025 are available to our shareholders free of charge on our website at www.teaminc.com, under our “Investors” page.

If you have any questions about how to vote or direct a vote with respect to your shares, you may call Georgeson LLC, our proxy solicitor, at (866) 807-1268 (toll free).

TEAM, INC.
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
__________________________

PROXY STATEMENT
GENERAL

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Team, Inc. for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 20, 2026 at 8:00 a.m. Central Time. This Proxy Statement, the Notice, the accompanying proxy card and the 2025 Annual Report on Form 10-K for the year ended December 31, 2025 (“Annual Report”) were first mailed to our shareholders on or about April 28, 2026. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Annual Meeting. Please read it carefully.

In accordance with rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Statement, a proxy card and our
Annual Report and by notifying you of the availability of our proxy materials on the Internet.

This Proxy Statement and our Annual Report are available on our website at www.teaminc.com, under the “Investors” page. Our Annual Report does not form a part of the material for the solicitation of proxies.

Unless otherwise indicated, the terms “Team, Inc.,” “Team,” “the Company,” “we,” “our” and “us” are used in these proxy materials to refer to Team, Inc. We are incorporated in the state of Delaware and our company website can be found at www.teaminc.com. Our stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “TISI.”

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Team, Inc. (the “Board”) is soliciting your vote in connection with our Annual Meeting.

What is the purpose of the Annual Meeting?

The meeting will be our regular Annual Meeting of Shareholders. You will be voting on the following matters at our Annual Meeting:
1.Proposal One—Election of directors;

2.Proposal Two—Advisory vote on Named Executive Officer compensation;

3.Proposal Three—Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

4.Proposal Four—Stellex Warrant Shares Issuance Proposal;

5.Proposal Five—Approval of Amendment No.1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan; and

6. Such other business as may properly come before the Annual Meeting, or any adjournment or postponement of the meeting.

How does the Board of Directors recommend I vote?
The Board recommends that you vote your shares as follows:
Proposal One—“FOR” the election of Anthony R. Horton, Evan S. Lederman and K. Niclas Ytterdahl as Class I directors;

Proposal Two—“FOR” the approval, on an advisory basis, of Team, Inc.’s compensation of its Named Executive Officers as disclosed in this Proxy Statement;

Proposal Three—“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

Proposal Four—“FOR” the approval of the Stellex Warrant Shares Issuance Proposal; and

Proposal Five—“FOR” the approval of Amendment No.1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan.
Who is entitled to vote at the Annual Meeting?
The Board has set April 23, 2026 as the record date for the Annual Meeting (the “Record Date”). All shareholders who owned our common stock, par value $0.30 per share (the “Common Stock”), at the close of business on the Record Date may attend and vote at the Annual Meeting. See “How do I vote by proxy?” below for other ways you can vote if you do not plan on attending the Annual Meeting in person.
How many votes can be cast by all shareholders?
Each share of Common Stock is entitled to one vote on all matters before the Annual Meeting. There is no cumulative voting. There were 4,571,382 shares of Common Stock outstanding and entitled to vote at the close of business on the Record Date. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of the outstanding shares of Common Stock as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and to conduct business. This is called a “quorum.” If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the meeting is authorized by our Amended and Restated Bylaws (“Bylaws”) to adjourn the meeting without the vote of shareholders. Your shares are counted as present at the Annual Meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have voted on the Internet or by telephone. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. A “broker non-vote” is a share of Common Stock that is beneficially owned by a person or entity and held by a broker or other nominee, but for which the broker or other nominee (i) lacks the discretionary authority to vote on certain matters and (ii) has not received voting instructions from the beneficial owner in respect of these specific matters.

What does it mean if I receive more than one Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How many votes are required to approve each proposal in this Proxy Statement?
Election of Directors. Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election. Abstentions and broker non-votes are not counted as votes cast FOR the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee in an uncontested election is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at this meeting. The Board will decide whether to accept the director’s resignation in accordance with the procedures listed in the Company’s Corporate Governance Principles, which are available on our website at www.teaminc.com.

Advisory Vote on Named Executive Officers Compensation. To be approved, this Proposal requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on this Proposal. Broker non-votes are not entitled to vote on this Proposal and, therefore, will have no effect on the outcome of such vote; however, for shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST this Proposal. Although a vote on this Proposal is advisory and not binding on the Board or the Company, our Compensation Committee will take into account the outcome of this vote in evaluating the compensation program for our Named Executive Officers (as defined below).

Ratification of Appointment of KPMG LLP. To be approved, this Proposal requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on this Proposal. For shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST this Proposal. Because this Proposal is a “routine” matter, broker non-votes are not expected for this Proposal.

Approval of the Stellex Warrant Shares Issuance Proposal. To be approved, this Proposal requires the affirmative vote of a majority of the votes cast with regard to this Proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Approval of Amendment No.1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan. To be approved, this Proposal requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on this Proposal. Abstentions and broker non-votes will have the effect of a vote AGAINST this Proposal.

Other Matters. An affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on the matter is generally required for action of any other matters that may properly come before the Annual Meeting.

How do I vote by proxy without attending the Annual Meeting?

You may vote your shares in person during the Annual Meeting or you may vote your shares before the Annual Meeting via the Internet, by telephone, or by mail. If you vote by the Internet, by telephone or plan to vote in person, you do not need to mail in a proxy card or voting instructions.

It is important that your shares be represented and voted at the Annual Meeting of Shareholders. You can vote your shares in one of three ways:

By Internet - Visit https://www.investorvote.com/TISI before the Annual Meeting. You will need the control number in your Notice, proxy card or voting instruction form.

By Telephone - Dial toll-free 1-866-641-4276 or the telephone number on your voting instruction form. You will need the control number in your Notice, proxy card or voting instruction form.

By Mail - Complete, sign and return the proxy card or voting instruction form using the enclosed postage-paid envelope.

Shares Registered in Street Name: If you hold your shares of Common Stock in street name, which means your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares without attending the Annual Meeting. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the enclosed postage-paid envelope.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card or voting instruction form as promptly as possible, or by voting by telephone or via the Internet, prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. If your shares are held in “street name” with a broker or similar party, you have a right to direct that broker or similar party on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.

How will my shares be voted on the proposals at the Annual Meeting?

The shares of Common Stock represented by all properly submitted proxies will be voted at the Annual Meeting as instructed. If you return your signed proxy card or voting instruction card but do not mark selections, it will be voted in accordance with the recommendations of the Board. The Board has designated James C. Webster and Matthew Acosta to serve as proxies. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in “street name” (that is, in the name of or through a broker, bank or other nominee) and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on each matter voted upon at the Annual Meeting. Under applicable rules, brokers have the discretion to vote on routine matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine” except for Proposal Three, to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. Thus, your broker, bank or other nominee would not be able to vote on such “non-routine” matters in Proposals One, Two, Four and Five. If your shares are held in street name, your broker, bank or other nominee will include a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your proxy card to your broker, bank or other nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

How are abstentions and broker non-votes counted?

In tabulating the voting result for Proposal One, assuming a quorum is obtained, abstentions and broker non-votes are not counted as votes cast and therefore have no effect on the outcome of such approval. In tabulating the voting result for Proposal Two, broker non-votes are not entitled to vote on such Proposal and have no effect on the outcome of such vote. Abstentions are counted as voting power represented at the Annual Meeting and entitled to vote on such Proposals and are counted as a vote AGAINST Proposals Two, Three and Five. Because Proposal Three is a “routine” matter, broker non-votes are not expected for Proposal Three. Abstentions and broker non-votes will have no effect on the outcome of Proposal Four.

Both abstentions and broker non-votes are counted as “present” for purposes of determining the existence of a quorum at the Annual Meeting.

Who pays for the proxy solicitation and how are the votes solicited?

We bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees, as well as Georgeson LLC, our proxy solicitor, may solicit proxies by personal interview, telephone, facsimile, or email. Our directors, officers and other employees will not be paid any additional compensation for any such solicitation. Georgeson LLC will be paid approximately $12,000 for their solicitation services plus expenses. We will request brokers and other nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of these shares. We will reimburse such brokers and other nominees for their reasonable expenses incurred in forwarding solicitation materials to these beneficial owners.

Can I change or revoke my vote after I submit it?

Yes. You can change or revoke your proxy at any time prior to the voting at the Annual Meeting by the following methods:

•if you voted by Internet or telephone, by subsequent voting via the Internet or by telephone;

•by voting in person at the Annual Meeting;

•if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions; or

•mailing your request to our Corporate Secretary at: Team, Inc. Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478, specifying such revocation, so that it is received not later than 1:00 a.m. Central Time on May 20, 2026.

Who can answer questions about voting?

If you have any questions about how to vote or direct a vote with respect to your shares of Common Stock, you may call Georgeson LLC, the Company’s proxy solicitor, at (866) 807-1268 (toll free).

PROPOSAL ONE—ELECTION OF DIRECTORS
Nominees for Election

Our Amended and Restated Certificate of Incorporation and Bylaws provide that our Board will consist of not less than five persons, the exact number to be fixed from time to time by the Board. Our Board currently consists of eight directors. Our directors are divided into three classes designated as Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The Class I directors serve for a term expiring at the 2026 Annual Meeting of Shareholders, the Class II directors serve for a term expiring at the 2027 Annual Meeting of Shareholders and the Class III directors serve for a term expiring at the 2028 Annual Meeting of Shareholders. At each annual meeting, successors to the class of directors whose term expires at that annual meeting are elected for a term expiring at the third succeeding annual meeting. Each director holds office until the annual meeting for the year in which his or her term expires and until a successor has been elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

On November 1, 2022, we entered into the Board Rights Agreement (the “APSC Board Rights Agreement”) with Atlantic Park Strategic Capital Fund, L.P. (“APSC”), pursuant to which APSC, acting as investor representative on behalf of itself and its affiliates that beneficially own shares of Common Stock (such affiliates, together with APSC, the “APSC Investors”), may, subject to common stock ownership thresholds and other terms provided in the APSC Board Rights Agreement, designate an individual to serve as a non-voting observer at all meetings of the Board and nominate an individual designated by APSC to serve on the Board (the “APSC Investor Director”). The right to nominate the APSC Investor Director is subject to certain qualification requirements and the discretion of our Corporate Governance and Nominating Committee under limited circumstances. In the event of the resignation, death or removal (for cause or otherwise) of the APSC Investor Director from the Board, APSC, acting on behalf of the APSC Investors, will have the right, but not the obligation, to designate a successor APSC Investor Director to our Board to fill the resulting vacancy on the Board (and any applicable committee thereof), subject to certain qualification requirements specified in the APSC Board Rights Agreement.

On June 16, 2023, we, Corre Partners Management, LLC (“Corre”) and the other parties thereto, entered into the Board Rights Agreement (the “Corre Board Rights Agreement”), pursuant to which Corre, acting on behalf of itself and its affiliates that beneficially own shares of Common Stock (such affiliates, together with Corre, the “Corre Investors”), may, subject to common stock ownership thresholds and/or indebtedness and commitment thresholds and other terms provided in the Corre Board Rights Agreement, designate an individual to serve as a non-voting observer at all meetings of the Board, nominate one individual to serve as chairman of the Board, and nominate two additional individuals to serve on the Board (such individuals, together with the chairman of the Board, the “Corre Investor Directors”). The right to nominate the Corre Investor Directors is subject to certain qualification requirements and the discretion of our Corporate Governance and Nominating Committee under limited circumstances. In the event of the resignation, death or removal (for cause or otherwise) of the Corre Investor Directors from the Board, Corre, acting on behalf of the Corre Investors, will have the right, but not the obligation, to designate a successor Corre Investor Director, as applicable, to the Board to fill the resulting vacancy on the Board (and any applicable committee thereof), subject to certain qualification requirements specified in the Corre Board Rights Agreement.

On September 11, 2025, we, InspectionTech Holdings LP (the “Stellex Holder”) and Stellex Capital Management LLC (collectively with the Stellex Holder and its affiliates, “Stellex”) entered into that certain Shareholders Agreement (the “Stellex Shareholders Agreement”). Pursuant to and subject to the terms and conditions of the Stellex Shareholders Agreement, the Board was required to appoint two qualified nominees of Stellex and its affiliates (collectively, the “Stellex Investors”) to the Board, who were each designated by the Stellex Investors and qualified as an independent director (each, a “Stellex Board Nominee”). Pursuant to and subject to the terms and conditions of the Stellex Shareholders Agreement, the Company is required to nominate each initial Stellex Board Nominee, or each successor Stellex Board Nominee chosen by the Stellex Investors, for re-election at each election of the class of directors in which such Stellex Board Nominee is placed. Upon the Stellex Investors ceasing to beneficially own (as defined in Rule 13d-3 under the Exchange Act) (i) more than 50% of the aggregate Warrants (as defined herein) and Common Stock issued upon exercise of such Warrants, the number of Stellex Board Nominees that the Stellex Investors are entitled to shall be reduced by one, and (ii) any of the Series B Preferred (as defined herein), the number of Stellex Board Nominees that the Stellex Investors are entitled to shall be reduced by one.

The Board currently consists of J. Michael Anderson, Chairman Michael J. Caliel, Anthony R. Horton, Evan S. Lederman, Pamela J. McGinnis, Edward J. Stenger, Michael Stewart and K. Niclas Ytterdahl.

Director Nominees

Our Board has nominated Anthony R. Horton, Evan S. Lederman and K. Niclas Ytterdahl for election as Class I directors to serve a three-year term expiring on the date of our 2029 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Biographical information about each of the nominees is provided under “The Board of Directors and its Committees,” below.
Each of our directors, including our director nominees, brings a unique skillset to the Board. Notably, all eight of our directors are experienced in strategic planning, with seven of our directors having corporate governance, financial and risk management experience, and six of our directors having compensation, relevant industry, stakeholder management, investor relations and public company executive experience. The following chart provides an overview of the attributes represented on our Board by our directors, in addition to each director nominee’s competencies included in the director profiles under, “The Board of Directors and its Committees.”

Knowledge, Skills & Experience	Michael J. Caliel	J. Michael Anderson	Anthony R. Horton	Evan S. Lederman	Edward J. Stenger	Pamela J. McGinnis	Michael Stewart	K. Niclas Ytterdahl

Corporate Governance	X	X	X	X	X		X	X
Environmental/Social Responsibility		X	X			X
Financial Literacy/Expertise	X	X	X	X	X		X	X
Government/Regulatory			X	X
Human Capital Management/Compensation	X	X		X	X	X	X
Health, Safety & Environment	X		X			X		X
Relevant Industry Experience	X	X	X			X	X	X
Investor Relations/Stakeholder Management	X	X	X	X	X		X
Risk Management	X	X	X	X		X	X	X
Strategic Planning	X	X	X	X	X	X	X	X
Technology/Cybersecurity	X		X			X		X
Other Recent Public Company Board Experience	X	X	X	X				X
Public Company Executive Experience	X	X	X		X	X		X
Vote Required and Board Recommendation
Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election.
Abstentions and broker non-votes are not counted as votes cast FOR the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the meeting and the Board accepts his or her resignation following the meeting. If a nominee is not re-elected, the Board will decide whether to accept the director’s resignation in accordance with the procedures listed in the Company’s Corporate Governance Principles, which are available on our website at www.teaminc.com.
Shareholders may not cumulate their votes for the election of directors. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee’s stead, of such other persons as our Board may recommend. We have no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees named above.

PROPOSAL TWO—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
We are asking you to vote, on an advisory basis, to approve the executive compensation philosophy, policies and procedures described in the “Executive Compensation” section of our 2026 Proxy Statement, and the compensation of our Named Executive Officers, as disclosed in our 2026 Proxy Statement.
In the section entitled “Executive Compensation,” you will find a description of our executive compensation practices and objectives. Please also refer to the compensation tables and narrative discussion appearing under “Executive Compensation and Other Matters,” which provide detailed information about the compensation of our Named Executive Officers. Our Compensation Committee and Board believe that our compensation practices are effective in achieving our executive compensation objectives and that the compensation of our Named Executive Officers as disclosed in this Proxy Statement reflects and supports the appropriateness of our executive compensation philosophy and practices.
This Proposal Two, commonly known as the “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers described in this Proxy Statement.
Accordingly, we invite you to carefully review the sections in this proxy entitled “Executive Compensation” and “Executive Compensation and Other Matters” and cast a vote to approve the following non-binding resolution:
RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation, compensation tables and narrative discussion, is hereby APPROVED.
Vote Required and Board Recommendation
To be approved, Proposal Two requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on Proposal Two.
Broker non-votes are not entitled to vote on Proposal Two and, therefore, will have no effect on the outcome of such vote; however, for shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST Proposal Two. Although a vote on Proposal Two is advisory and not binding on the Board or the Company, our Compensation Committee will take into account the outcome of this vote in evaluating the compensation program for our Named Executive Officers.

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the Company’s compensation of its Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL THREE—RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed KPMG LLP as the independent registered public accounting firm of the Company to audit its consolidated financial statements for the fiscal year ending December 31, 2026, and the Board has determined that it would be desirable to request that our shareholders ratify such appointment.

KPMG LLP has served as the independent registered public accounting firm of the Company and its subsidiaries since May 2002. KPMG LLP is considered by the Audit Committee and by the management of the Company to be well-qualified. A representative of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions from shareholders.

Shareholder ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm is not legally required. Nevertheless, at the recommendation of the Audit Committee, our Board has directed that the appointment of KPMG LLP be submitted for shareholder ratification as a matter of good corporate practice. If our shareholders do not ratify the appointment of KPMG LLP at the Annual Meeting, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Vote Required and Board Recommendation

To be approved, Proposal Three requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on Proposal Three.

For shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST Proposal Three. Because Proposal Three is a “routine” matter, broker non-votes are not expected for Proposal Three.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

PROPOSAL FOUR—STELLEX WARRANT SHARES ISSUANCE PROPOSAL

Background

On September 11, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with the Stellex Holder, an affiliate of Stellex. Pursuant to the Purchase Agreement, the Company issued to the Stellex Holder an aggregate of (A) 75,000 shares of preferred stock, $100.00 par value per share, of the Company designated as Series B Preferred Stock (“Series B Preferred,” and such shares, the “Initial Preferred Shares”), (B) warrants to purchase 982,371 shares of Common Stock at an initial exercise price of $23.00 per share, subject to adjustments (“Tranche A Warrants,” and such Tranche A Warrants, the “Initial Tranche A Warrants”), and (C) warrants to purchase 470,889 shares of Common Stock at an initial exercise price of $50.00 per share, subject to adjustments (“Tranche B Warrants,” and such Tranche B Warrants, the “Initial Tranche B Warrants” and, together with the Initial Tranche A Warrants, the “Initial Warrants”), for total consideration of $75.0 million. The closing of the payment and the issuance of the Initial Preferred Shares and the Initial Warrants (the “Initial Equity Issuance”) occurred simultaneously with the signing of the Purchase Agreement.

Pursuant to the Purchase Agreement, from time to time prior to September 11, 2027, the Company has the option to draw upon (a “Delayed Draw”) up to $30.0 million as a delayed draw, with 30,000 shares of Series B Preferred issuable to the Stellex Holder (such shares, the “Delayed Draw Preferred Shares”), in minimum draw amounts of $5.0 million, subject to satisfying certain conditions, including pro forma compliance with a First Lien Net Leverage Ratio (as defined in the First Lien Term Loan Credit Agreement (as defined below)) of 6.50 to 1.00. The Stellex Holder is not required to consummate a Delayed Draw more than once per calendar quarter.

Upon each issuance of 5,000 Delayed Draw Preferred Shares, the Company will issue to the Stellex Holder an additional 65,491 Tranche A Warrants (the “Additional Tranche A Warrants”) and an additional 31,393 Tranche B Warrants (the “Additional Tranche B Warrants” and, together with the Additional Tranche A Warrants, the “Additional Warrants,” and the Additional Warrants together with the Initial Warrants, the “Warrants”) on substantially similar terms, except that upon each issuance of Delayed Draw Preferred Shares on or after December 10, 2025, any Additional Tranche A Warrants issued will have an initial exercise price of the lesser of (x) $30.00 and (y) 110% of the 30-day volume weighted average price of the Common Stock, subject to adjustments. Any Additional Tranche B Warrants issued will have an initial exercise price of $50.00 per share, subject to adjustments.

The Warrants will be exercisable for 10 years from the date of issuance, as applicable, and contain customary anti-dilution protections and net-exercise provisions. Pursuant to the Warrants, the Stellex Holder will have participation rights with respect to certain issuances of equity securities of the Company pro rata to the Warrant Shares issued or issuable to the Stellex Holder as a percentage of Common Stock on a fully diluted basis.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Appendix A.

Anti-Dilution Adjustments

If the Company (x) issues or sells any shares of Common Stock (including any shares of Common Stock issuable upon the conversion, exchange or other extinguishment of any equity-linked instruments), or (y) issues or sells any warrants or other rights to purchase shares of Common Stock (in each case other than certain excluded issuances), in either case for a consideration per share or exercise, conversion or strike price (as applicable) (the “New Issuance Price”) less than a price equal to the exercise price of the applicable Warrant in effect immediately prior to such issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the exercise price of the applicable Warrant then in effect will be reduced to an amount equal to the greater of (A) (i) for Tranche A Warrants, the New Issuance Price and (ii) for Tranche B Warrants, an amount reflecting a proportionate percentage reduction as that applied to the Tranche A Warrants pursuant to the anti-dilution adjustments applicable thereto, and (B) (i) for Tranche A Warrants, $17.25 and (ii) for Tranche B Warrants, $37.50 (subject to customary adjustments, the “Adjustment Floor”); provided that, until shareholder approval pursuant to NYSE Listing Rule 312.03(c) is obtained, no adjustment will be made to the extent such adjustment would cause the exercise price of the applicable Warrant to be less than $18.73 (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock) (such exercise price being the Minimum Price (as defined below)) (the “Limiting Provision”). If shareholder approval pursuant to NYSE Listing Rule 312.03(c) is obtained at any time after any adjustment to the exercise price of a Warrant is limited then, effective as of the time such shareholder approval is obtained, the exercise price of the applicable Warrant will be adjusted to the exercise price that would then be in effect assuming that the preceding restrictions had not applied to any prior adjustment to the exercise price.

Stockholder Approval Requirement

Our Common Stock is listed on NYSE, and as a result, we are subject to NYSE Listing Rule 312.03(c). NYSE Listing Rule 312.03(c) requires stockholder approval if the voting power or number of shares of listed common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the voting power or number of shares of listed common stock outstanding before the issuance of the listed common stock or of securities convertible into or exercisable for listed common stock, unless (a) the issuance is connection with a public offering for cash or (b) the issuance is in connection with any other financing (that is not a public offering for cash) in which the company is selling securities for cash, if such financing involves a sale of common stock, or securities convertible into or exercisable for common stock, at a price at least as great as a price (the “Minimum Price”) that is the lower of: (i) the official closing price immediately preceding the signing of the binding agreement; or (ii) the average official closing price for the five trading days immediately preceding the signing of the binding agreement.

Because the number of shares of Common Stock issuable upon exercise of the Warrants is in excess of 20% of the number of shares of Common Stock outstanding at the time of the execution of the Purchase Agreement and the Adjustment Floor for Tranche A Warrants is lower than the Minimum Price, it would be possible, if not for the Limiting Provision, that the exercise price of the Tranche A Warrants could be adjusted below the Minimum Price, which would necessitate shareholder approval pursuant to NYSE Listing Rule 312.03(c) prior to the issuance of the shares of Common Stock underlying such Tranche A Warrants as fully adjusted.

Reasons for Requesting Stockholder Approval

Under the terms of the Warrants, the Company is required to use its reasonable best efforts to obtain shareholder approval pursuant to NYSE Listing Rule 312.03(c) of the issuance of any shares of Common Stock upon an exercise, in full or in part, of the Warrants, including by seeking such approval, if not previously obtained, at each future regular annual meeting of the Company’s shareholders and endorsing its approval in the related proxy materials.

Further, in the event that the Company fails to obtain shareholder approval pursuant to NYSE Listing Rule 312.03(c) following the 2026 Annual Meeting of Shareholders, the applicable return rate on the Series B Preferred will increase by 1% for so long as such shareholder approval has not been obtained.

Accordingly, we are seeking shareholder approval pursuant to NYSE Listing Rule 312.03(c) to permit the issuance of the shares of Common Stock underlying the Warrants in accordance with the terms thereof, including, as applicable, below the Minimum Price to and including the Adjustment Floor (the “Stellex Warrant Shares Issuance Proposal”).

Support Agreement

On September 11, 2025, Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon II Fund, LP, each an existing shareholder of the Company, along with Corre, which has been delegated investment authority over the assets of such shareholders (Corre, collectively with such shareholders, the “Corre Holders”), entered into a voting and support agreement (the “Support Agreement”), by and among the Company, the Corre Holders and the Stellex Holder, pursuant to which the Corre Holders have agreed, among other things, (i) not to transfer, subject to certain exceptions (including an exemption for any transfer or series of transfers involving an aggregate of less than 100,000 shares of Common Stock), any of their shares of Common Stock, (ii) to vote their shares of Common Stock in favor of the Stellex Warrant Shares Issuance Proposal and any other proposal necessary for consummation of the transactions contemplated by the Purchase Agreement and the Stellex Shareholders Agreement and (iii) to vote their shares of Common Stock against any action, proposal, transaction or agreement (A) that would reasonably be expected to impede, interfere with or delay the consummation of any of the transactions contemplated by the Purchase Agreement, the Stellex Shareholders Agreement or the Support Agreement and (B) that would result in a breach of any covenant, representation, warranty or any other obligation or agreement of the Company or certain of its subsidiaries contained in the Purchase Agreement or the Stellex Shareholders Agreement or of the Corre Holders contained in the Support Agreement. The Support Agreement will terminate upon the earlier to occur of (a) immediately after the completion of the first meeting of the Company’s shareholders after the date of the Support Agreement (whether special or annual) at which approval for the Stellex Warrant Shares Issuance Proposal and any other proposal necessary for consummation of the transactions contemplated by the Purchase Agreement or the Shareholder Agreement is submitted to the vote of the Company’s shareholders, (b) the first date on which no Warrant or any commitment under the Purchase Agreement to purchase any Additional Warrants remains outstanding, (c) the date of any material breach of the Purchase Agreement by the Stellex Holder that is not cured within five days thereof following notice by the Company and (d) September 30, 2026. As of April 1, 2026, the Corre Holders, collectively, beneficially owned (as defined in Rule 13d-3 under the Exchange Act) approximately 35.1% of the outstanding voting power of the Company, without giving effect to the shares of Common Stock issuable upon exercise of the common stock purchase warrants held by the Corre Holders.

Registration Rights Agreement

On September 11, 2025, the Company and the Stellex Holder entered into a registration rights agreement (the “Stellex Registration Rights Agreement”). Pursuant to the Stellex Registration Rights Agreement, the Company (i) was required to file, on or prior to October 14, 2025, a resale registration statement covering the shares of Common Stock issuable upon exercise of the Initial Warrants and (ii) is required to file, not more than thirty (30) days immediately after the issuance of any Delayed Draw Warrants, a resale registration statement covering the shares of Common Stock issuable upon exercise of such Delayed Draw Warrants. The Stellex Registration Rights Agreement provides the Stellex Holder certain customary demand and piggyback rights with respect to its Registrable Securities (as defined in the Stellex Registration Rights Agreement), subject to certain terms and conditions set forth therein.

The Company satisfied its obligation to file a resale registration statement covering the shares of Common Stock issuable upon exercise of the Initial Warrants by filing a Registration Statement on Form S-3 (No. 333-290801) on October 9, 2025, which was declared effective by the SEC on December 3, 2025.

At any time that a shelf registration statement is effective, the Stellex Holder may require the Company to undertake an underwritten offering if the expected gross proceeds exceed, in the aggregate, (i) $10.0 million or (ii) an amount less than $10.0 million if the Stellex Holder requests to sell all of its Registrable Securities in such underwritten offering. The Company is not obligated to effect more than two underwritten offerings during any 12-month period.

Shareholders Agreement

On September 11, 2025, the Company, the Stellex Holder and Stellex entered into the Stellex Shareholders Agreement. The Stellex Shareholders Agreement provides that until September 11, 2026, Stellex will not transfer the Warrants, other than to affiliates and related funds of Stellex. Thereafter, subject to applicable law and certain exceptions, the Warrants (and any shares of Common Stock issuable upon exercise of the Warrants) will be freely transferable, other than to direct operating company competitors, activist investors, and investment firms that control a direct operating company competitor. See “Proposal One—Election of Directors—Nominees for Election” in the Proxy Statement for more information regarding the Stellex Shareholders Agreement.

Reasons for the Transactions with Stellex

The Board determined, in its business judgment, that the transaction with Stellex as described above, and as more fully described in the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2025, including the issuance of the Warrants, and the issuance of the shares of Common Stock issuable upon exercise of the Warrants, are in the best interests of the Company and our shareholders. The Board approved these transactions and recommends that our shareholders vote in favor of this Proposal Four. In making this determination and approval, the Board believes that the transactions contemplated by the Purchase Agreement materially strengthen our balance sheet, reduce our debt, and will help fund our ongoing transformation, boosting capital accessibility and lowering pricing, helping position the Company to accelerate execution of our long-term strategic plan focused on top-line growth, lowering our cost structure and strengthening our cash flow.

The proceeds of the Initial Equity Issuance were used to (x) repay $25.0 million of the loans outstanding under the Company’s Credit Agreement, dated as of February 11, 2022, among the Company, as borrower agent, the other borrowers and guarantors party thereto from time to time, the lenders party thereto and Eclipse Business Capital LLC, as agent (as amended), (y) pay transaction expenses related to the transactions contemplated by the Purchase Agreement, and (z) the remainder to repay a portion of the loans (together with accrued interest) outstanding under the Second Amended and Restated Second Lien Term Loan Credit Agreement, dated as of March 12, 2025, among the Company, as borrower, the lenders from time to time party thereto and Cantor Fitzgerald Securities, as agent (as amended), representing approximately $42.9 million.

Pursuant to the Purchase Agreement, the Company is required to apply the net proceeds of each Delayed Draw (i) to finance permitted acquisitions and certain growth initiatives (including the costs of expansion into new markets), (ii) to repay loans outstanding under the First Lien Term Loan Credit Agreement, dated as of March 12, 2025 among the Company, as borrower, the lenders party thereto and HPS Investment Partners, LLC, as agent (as amended, the “First Lien Term Loan Credit Agreement”), and (iii) for up to 20% of such net proceeds, to finance the Company’s transformation plan mutually agreed between the Company and Stellex.

Interest of Certain Persons in Matters to be Acted Upon

Except to the extent of our Board member Michael Stewart’s interest as a Managing Partner of Stellex, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Stellex Warrant Shares Issuance Proposal that is not shared by all of our other shareholders.

Required Vote; Effect of Proposal

To be approved, this Proposal Four requires the affirmative vote of a majority of the votes cast with regard to this Proposal Four at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal Four. Proxies solicited by the Board will be voted “FOR” approval of this Proposal Four, unless otherwise specified.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Stellex Warrant Shares Issuance Proposal.

PROPOSAL FIVE—APPROVAL OF AMENDMENT NO. 1 TO THE SECOND AMENDMENT AND RESTATEMENT OF THE TEAM, INC. 2018 EQUITY INCENTIVE PLAN

The Board unanimously recommends that shareholders vote FOR approval of Amendment No. 1 (the “Plan Amendment”) to the Second Amended and Restated Team, Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”), which, if approved by our shareholders will increase the number of shares available for issuance under the Equity Incentive Plan by 250,000 shares of Common Stock. A copy of the Plan Amendment is attached to this proxy as Appendix B.

The Plan Amendment became effective on February 18, 2026, subject to the approval of our shareholders at the Annual Meeting. If the Plan Amendment is not approved by our shareholders at the Annual Meeting, the Plan Amendment will not become effective and the Equity Incentive Plan will continue in effect (without giving effect to the Plan Amendment), and we will be subject to the current share limit set forth in the Equity Incentive Plan, reduced by any shares previously issued pursuant to awards granted under the Equity Incentive Plan or subject to outstanding awards granted under the Equity Incentive Plan, and any outstanding PSUs (as defined below) may be settled in cash.

If the Plan Amendment is approved by our shareholders, we intend to file, pursuant to the Securities Act of 1933, as amended, a registration statement on Form S-8 to register the additional shares of Common Stock as soon as reasonably practicable thereafter.

Historical Information

The Equity Incentive Plan authorizes Team to grant non‑statutory stock options, incentive stock options (together with non‑statutory stock options, “Options”) restricted stock, restricted stock units (“RSUs”), stock appreciation rights and performance-based stock units (“PSUs”), and provides that the aggregate number of shares of Common Stock that have been authorized for issuance under the Equity Incentive Plan is 375,000 shares, in addition to the number of shares that remained for issuance under the Equity Incentive Plan immediately prior to the Equity Incentive Plan’s effective date.

As of April 1, 2026, 64,022 shares of Common Stock were available for issuance under the Equity Incentive Plan, after giving effect to shares of Common Stock previously issued pursuant to awards under the Equity Incentive Plan and shares of Common Stock subject to outstanding awards under the Equity Incentive Plan, including the maximum amount of PSUs.

The market price per share of the securities underlying the shares as of April 1, 2026 was $15.94. For additional information regarding equity-based awards previously granted under the Equity Incentive Plan, please see Note 13 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2025.

The following table provides certain additional information regarding awards outstanding and unvested under the Equity Incentive Plan as of April 1, 2026.

Total Outstanding RSUs	89,181
Total Outstanding PSUs (at highest level of performance achievement)	338,403
New shares requested for approval pursuant to the Plan Amendment	250,000
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the Plan Amendment (reduced by number of PSUs intended to be settled in Common Stock)	314,022
Total Outstanding Common Stock	4,571,382
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Equity Use

Equity-based incentive awards represent a significant portion of our Named Executive Officers’ compensation.

Burn Rate. Our burn rate over the last three years has averaged 5.48%. “Burn rate” is calculated by dividing the total number of shares subject to equity awards granted in a given year by the total weighted average number of shares of common stock outstanding during the period, and does not reflect any forfeitures or cancellations.

Overhang Calculation. As of April 1, 2026, our average total overhang is 10.9% prior to the Plan Amendment approval and, after giving effect to the Plan Amendment, our total overhang is 16.4%. “Overhang” is a measure of potential dilution from equity compensation plans and is calculated by dividing the number of shares of common stock subject to equity awards outstanding at the end of the relevant year plus the number of shares available for future grants under our equity plans by the total number of shares of common stock outstanding at the end of such year.

Reasons for Seeking Shareholder Approval

The Equity Incentive Plan provides for long-term compensation and incentive opportunities for directors, executives and key employees of the Company and its subsidiaries. The Board believes that the future success of the Company is dependent upon the quality and continuity of management, and that compensation programs such as share-based awards are important in attracting and retaining individuals of superior ability and in motivating their efforts on behalf of the Company. The Board believes that the use of equity compensation in its executive compensation program aligns executive pay with the performance of Team and with the interests of our shareholders. Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC 718”) requires classifying share-based compensation either as equity or liability. The classification criteria requires an evaluation of the award conditions, settlement features, the substantive terms of the award and past practices of the grantor. Without the approval of additional shares under the Equity Incentive Plan, future incentive awards will need to be settled in cash and the Company will need to classify such future awards granted to our executives as a liability, as opposed to equity, which the Company believes could be disadvantageous to the Company’s financial position.

Summary of the Material Terms of the Equity Incentive Plan

The following is a summary of the material terms of the Equity Incentive Plan, after giving effect to the Plan Amendment, and is qualified in its entirety by reference to the (i) Equity Incentive Plan incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025, and (ii) Plan Amendment included as Appendix B to this proxy statement, which are incorporated by reference into this Proposal Five. The only material change to the Equity Incentive Plan as a result of the Plan Amendment will be to increase the number of shares available for issuance under the Equity Incentive Plan by 250,000 shares of Common Stock.

Number of Shares Subject to the Equity Incentive Plan and Award Limits. The aggregate maximum number of shares of Common Stock that may be issued under the Equity Incentive Plan, after giving effect to the Plan Amendment and all outstanding equity awards under the Equity Incentive Plan (at maximum payout for any PSUs), is 314,022, plus any awards that are issued pursuant to the Equity Incentive Plan but that terminate, expire, or are forfeited, cancelled or exchanged prior to the issuance of Common Stock. Shares withheld or tendered to pay the exercise price of an Option or other purchase price of an award or withholding tax obligations shall not be made available for reissuance.

The maximum number of shares of Common Stock that may be subject to awards denominated in shares of Common Stock granted to any one individual during any calendar year may not exceed 1,000,000 shares of Common Stock for employees and 250,000 shares for non-employee directors. The maximum amount of compensation that may be paid under all performance-based awards under the Equity Incentive Plan that are denominated in cash (including the fair market value of any shares of Common Stock paid in satisfaction of such performance-based awards) granted to any one individual during any calendar year may not exceed $5,000,000, and any payment due with respect to a performance-based awards will be paid no later than ten years after the date of grant of such performance-based awards. The share limitations described in the preceding sentences may be adjusted upon a reorganization, stock split, recapitalization or other change in our capital structure.

Minimum Vesting Period. The Compensation Committee will establish the vesting schedule to apply to any award, which will be set forth in the applicable award agreement. Each award issued under the Equity Incentive Plan will have a vesting period of not less than one year; provided, however, that (i) no minimum vesting period will apply with respect to grants of up to five percent of the number of shares available for issuance under the Equity Incentive Plan, subject to adjustment as provided under the Equity Incentive Plan, and (ii) the minimum vesting period will not apply to substitute awards issued pursuant to the Equity Incentive Plan.

Administration. The Equity Incentive Plan is required to be administered by a committee designated by the Board that will be comprised solely of two or more non-employee directors who also qualify as “non-employee directors” (as defined in SEC Rule 16b-3). The Board has appointed the Compensation Committee to administer the Equity Incentive Plan.

The Compensation Committee has full authority, subject to the terms of the Equity Incentive Plan, to establish rules and regulations for the proper administration of the Equity Incentive Plan, to select the employees and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards. When granting awards, the Compensation Committee considers such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Compensation Committee may in its discretion deem relevant.

Eligibility. Employees of Team or its affiliates (including directors who are employed by Team or its affiliates) and non-employee members of the board of directors of Team or its affiliates will be eligible to receive awards under the Equity Incentive Plan. The basis for participation in the Equity Incentive Plan, from among those eligible, is within the discretion of the Compensation Committee. However, incentive stock options may be granted only to employees of Team and its subsidiary corporations (as defined in Section 424 of Internal Revenue Code of 1986, as amended (the “Code”)). As of April 1, 2026, approximately 5,300 employees and all eight directors were eligible to participate in the Equity Incentive Plan.

Term of Equity Incentive Plan. The Plan Amendment was adopted by the Board on February 18, 2026 and became effective on such date, subject to the approval of our shareholders at the Annual Meeting. No further awards may be granted under the Equity

Incentive Plan after March 13, 2031, and the Equity Incentive Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the Equity Incentive Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Options

Term of Option. The term of each Option will be as specified by the Compensation Committee at the date of grant (but not more than ten years). The effect of the termination of a participant’s employment or membership on the Board will be specified in the Option award agreement that evidences each Option grant.

Option Price and Restrictions on Repricing. The Option price will be determined by the Compensation Committee and will be no less than the fair market value of the shares on the date that the Option is granted. Except for adjustments for certain changes in the Common Stock, the Compensation Committee may not, without the approval of our shareholders, amend any outstanding Option award agreement that evidences an Option grant to lower the Option exercise price or to cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

Special Rules for Incentive Stock Options for Certain Shareholders. If an incentive stock option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of Team or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

Size of Grant. Subject to the limitations described above under the section “Number of Shares Subject to the Equity Incentive Plan and Award Limits,” the number of shares for which an Option is granted to an employee or director will be determined by the Compensation Committee.

Status of Options. The status of each Option granted to an employee as either an incentive stock option or a non-statutory stock option will be designated by the Compensation Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be non‑statutory stock options. All options granted to non-employee directors, if any, will be non‑statutory stock options.

Payment. The Option price upon exercise may, at the discretion of the Compensation Committee, be paid by a participant in cash, other shares of Common Stock owned by the participant or by a combination of cash and Common Stock. Additionally, stock appreciation rights, as described further below under the section “Stock Appreciation Rights,” may be granted to participants in conjunction with Options granted under the Equity Incentive Plan. The Equity Incentive Plan also allows the Compensation Committee, in its discretion, to establish procedures pursuant to which a participant may affect a cashless exercise of an Option.

Option Award Agreement. All Options will be evidenced by a written agreement containing provisions consistent with the Equity Incentive Plan. The agreements will include details about the effect of termination of employment on the exercisability of the Option, any vesting or performance periods applicable to the Option and such other provisions as the Compensation Committee deems appropriate. No Option may include dividend equivalent rights. The Compensation Committee generally has the discretion to amend outstanding Option award agreements.

Transferability. An incentive stock option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or his or her guardian or legal representative. A non‑statutory stock option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or with the consent of the Compensation Committee.

Restricted Stock Awards

Transfer Restrictions and Forfeiture Obligations. Pursuant to an award of restricted stock, shares of Common Stock will be issued or delivered to the employee or director at the time the award is made without any payment to us (other than for any payment amount determined by the Compensation Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares as may be determined in the discretion of the Compensation Committee. The Compensation Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on performance criteria established in its discretion:

•the attainment of one or more performance measures established by the Compensation Committee that are based on the following criteria: (1) revenue and income measures (which include revenue, return or revenue growth, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), achievement of profit, economic value added (“EVA”), and price per share of Common Stock); (2) expense measures (which include costs of goods sold, selling, loss or expense ratio, general and administrative expenses and overhead costs); (3) operating measures (which include productivity, operating income, operating earnings, cash flow, funds from operations, cash from operations, after-tax operating income, market share, expenses, margins, operating efficiency); cash flow measures (which include net cash flow from operating activities and net cash flow before financing activities) and sales measures (which include customer satisfaction, sales of services, and sales production); (4) liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow); (5) leverage measures (which include debt reduction, debt-to-equity ratio and net debt); (6) market measures (which include market share, stock price, growth measure, total shareholder return and market capitalization measures); (7) return measures (which include book value, book value per share, return on capital, return on net assets, return on shareholders’ equity; return on assets; shareholder returns, and which may be risk-adjusted); (8) corporate value and sustainability measures which may be objectively determined (which include compliance, safety, environmental and personnel matters); (9) other measures such as those relating to acquisitions or dispositions (which include proceeds from dispositions); (10) such other measures as determined by the Compensation Committee in its discretion; or (11) a combination of two or more of any of the foregoing;

•the holder’s continued employment or continued service as a director with Team and its affiliates for a specified period;

•the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion; or

•a combination of any of the foregoing factors.

Additionally, the above-described performance measures may be made subject to adjustment by the Compensation Committee for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, relative to one or more indices, or on an individual basis, and may be contingent upon our future performance. Upon the issuance of shares of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions and unless otherwise provided in the award agreement, the recipient of the award will have all the rights of our shareholders with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however that (1) until all forfeiture restrictions have expired, the award recipient will not be entitled to delivery of a stock certificate, we will retain custody of the stock and the award recipient may not sell, transfer, pledge, exchange or otherwise dispose of the stock, (2) until the forfeiture restrictions with respect to a restricted stock award have expired, the award recipient will not be entitled to receive any dividends with respect to that restricted stock award, and (3) a breach of the terms and conditions established by the Compensation Committee and set forth in an award agreement will cause forfeiture of the restricted stock award. At the time of such award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to restricted stock awards, including, but not limited to, rules pertaining to the effect of the termination of employment or service as a director of a recipient of a restricted stock award (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

The Equity Incentive Plan also permits grants of restricted stock awards to be made to non-employee directors. These awards will be made as part of a director’s annual board fees.

Accelerated Vesting. The Compensation Committee may, in its discretion, fully vest any outstanding restricted stock award as of a date determined by the Compensation Committee.

Other Terms and Conditions. The Compensation Committee may establish other terms and conditions for the issuance of restricted stock awards under the Equity Incentive Plan.

Stock Appreciation Rights

Exercise and Payment. A stock appreciation right award will entitle the holder of the award to receive, upon the exercise of the stock appreciation right, shares of Common Stock (valued based on the fair market value at the time of exercise), cash or a combination thereof, in the Compensation Committee’s discretion, in an amount equal to the excess of the fair market value of the Common Stock subject to the stock appreciation right as of the date of the exercise over the purchase price of the stock appreciation right. If granted in tandem with an Option, the exercise of a stock appreciation right will result in the surrender of the related Option, and unless otherwise provided by the Compensation Committee, the exercise of an Option will result in the surrender of a related stock appreciation right, if any. Further, if a stock appreciation right is not granted in tandem with an Option, subject to certain adjustments for recapitalizations and reorganization events, the exercise price of the stock appreciation right will not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. No stock appreciation right may be granted with dividend equivalent rights.

Term of Stock Appreciation Right. The Compensation Committee may establish the term of a stock appreciation right, but in no event may a stock appreciation right be exercisable after ten years from the date of grant. If granted in tandem with an Option, a stock appreciation right will expire no later than the related Option’s expiration date. If neither the stock appreciation right nor the related Option is exercised before the end of the day on which the right ceases to be exercisable, the right will be deemed to have been exercised as of that date, and payment will be made to the holder in cash.

Repricing Restrictions. Except for adjustments for certain changes in the Common Stock, the Compensation Committee may not, without the approval of our shareholders, amend any outstanding stock appreciation right award agreement that evidences a stock appreciation right grant to lower the stock appreciation right exercise price or to cancel, exchange, substitute, buyout or surrender outstanding stock appreciation rights in exchange for cash, other awards or stock appreciation rights with an exercise price that is less than the exercise price of the original stock appreciation right.

Other Terms and Conditions. The Compensation Committee may establish other terms and conditions for stock appreciation rights under the Equity Incentive Plan, which will be set forth in an award agreement.

Restricted Stock Units

Forfeiture Provisions and Accelerated Vesting. The Compensation Committee will determine the minimum vesting or performance period applicable to an award of RSUs. If a recipient’s employment or service with Team and its affiliates terminates for any reason other than death or “disability” (as that term is defined under our long-term disability plan) during a performance period or prior to the delivery date for deferred RSUs, the units will be forfeited on the date the recipient’s employment or service with Team and its affiliates terminates. A recipient of a RSU whose employment or service with Team and its affiliates terminates because of death or “disability” prior to the delivery date for the RSUs will be entitled to the full value of the earned RSUs at the end of the performance period or deferred delivery date, as applicable. Further, the Compensation Committee generally may, in its discretion, determine that a RSU holder will be entitled to receive all or any portion of the RSUs that he would otherwise receive, accelerate the determination and payment of the shares or units or make other adjustments as it deems appropriate.

Terms and Conditions. For each stock unit holder, the Compensation Committee will determine the timing of awards, the number of RSUs awarded, the value of RSUs, any performance measures used for determining whether RSUs are earned, the number of earned RSUs that will be paid in cash and/or shares of Common Stock, whether any dividend equivalents are to be paid upon vesting of RSUs and any additional terms the Compensation Committee deems appropriate. The terms and conditions of a RSU grant will be set forth in an award agreement.

Payment. Payment for RSUs earned may be made in cash, Common Stock or in some combination thereof, and as a lump sum payment or in installments, as determined by the Compensation Committee. For RSUs payable in shares of Common Stock, one share of Common Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (1) the fair market value of a share of Common Stock at the delivery date or (2) the fair market value of a share of Common Stock averaged for a number of days determined by the Compensation Committee.

Performance Unit Awards

Forfeiture Provisions and Accelerated Vesting. The Compensation Committee will determine the minimum vesting or performance period applicable to an award of performance units. If a recipient’s employment or service with Team and its affiliates terminates for any reason other than death or “disability” (as that term is defined under our long-term disability plan) during a performance period, the units will be forfeited on the date the recipient’s employment or service with Team and its affiliates terminates. A recipient of a performance unit whose employment or service with Team and its affiliates terminates because of death or “disability” prior to the delivery date for the performance units will be entitled to the full value of the earned performance units at the end of the performance period or deferred delivery date, as applicable. Further, the Compensation Committee generally may, in its discretion, determine that a performance unit holder will be entitled to receive all or any portion of the performance units that he would otherwise receive, accelerate the determination and payment of the shares or units or make other adjustments as it deems appropriate.

Terms and Conditions. Performance units have an initial notional value equal to a dollar amount or a number of shares of Common Stock, as determined by the Compensation Committee, in its sole discretion, and are settled in either cash or shares of Common Stock based on the attainment of designated performance goals. The Compensation Committee shall set the performance goals in its discretion that, depending on the extent to which they are met over the specified Performance Period, will determine the number of value of the performance units upon settlement. The Compensation Committee will determine the timing of awards, the number of performance units awarded, the value of the performance units, any performance measures used for determining whether performance units are earned, the number of earned performance units that will be paid in cash and/or shares of Common Stock, whether any dividend equivalents will be paid upon vesting of performance units and any additional terms the Compensation Committee deems appropriate. The terms and conditions of a performance unit grant will be set forth in an award agreement.

Payment. Payment for performance units earned may be made in cash, Common Stock or in some combination thereof, and as a lump sum payment or in installments, as determined by the Compensation Committee. For performance units payable in shares of Common Stock, one share of Common Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (1) the fair market value of a share of Common Stock at the delivery date or (2) the fair market value of a share of Common Stock averaged for a number of days determined by the Compensation Committee.

Performance-Based Awards

Performance Period. The Compensation Committee may, in its sole discretion, grant performance-based awards (which may include, for example, restricted stock awards and RSUs) under the Equity Incentive Plan that may be paid in cash, Common Stock or a combination thereof as determined by the Compensation Committee. At the time of the grant, the Compensation Committee will establish the maximum number of shares of Common Stock subject to, or the maximum value of, each performance-based award and the performance period over which the performance applicable to the award will be measured. A performance-based award will terminate if the recipient’s employment or service as a director of ours terminates during the applicable performance period, except as otherwise determined by the Compensation Committee.

Performance-based awards will be granted by the Compensation Committee no later than 90 days following the commencement of the performance period, will designate, in writing, the performance goals applicable to the performance period, and establish the performance measures and amounts of awards, as applicable, which may be earned for the performance period. Following the completion of the performance period, the Compensation Committee must certify in writing whether the applicable performance goals have been achieved for the performance period, and no award or portion of an award will be considered earned or vested until the Compensation Committee certifies in writing that the conditions to which the distribution, earning or vesting of such award is subject have been achieved.

Performance Measures. The receipt of cash or Common Stock pursuant to a performance-based award will be contingent upon satisfaction by Team, or any affiliate, division or department thereof, of performance goals established by the Compensation Committee. The performance goals may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices and may be contingent upon future performance of Team or any affiliate, division or department thereof. The performance goals may be based upon any of the following criteria: (1) revenue and income measures (which include revenue, return or revenue growth, gross margin, income from operations, net income, net sales, earnings per share, EBITDA, achievement of profit, EVA, and price per share of Common Stock); (2) expense measures (which include costs of goods sold, selling, loss or expense ratio, general and administrative expenses and overhead costs); (3) operating measures (which include productivity, operating income, operating earnings, cash flow, funds from operations, cash from operations, after-tax operating income, market share, expenses, margins, operating efficiency); cash flow measures (which include net cash flow from operating activities and net cash flow before financing activities) and sales measures (which include customer satisfaction, sales of services, and sales production); (4) liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow); (5) leverage measures (which include debt reduction, debt-to-equity ratio and net debt); (6) market measures (which include market share, stock price, growth measure, total shareholder return and market capitalization measures); (7) return measures (which include book value, book value per share, return on capital, return on net assets, return on shareholders’ equity; return on assets; shareholder returns, and which may be risk-adjusted); (8) corporate value and sustainability measures which may be objectively determined (which include compliance, safety, environmental and personnel matters); (9) other measures such as those relating to acquisitions or dispositions (which include proceeds from dispositions); (10) such other measures as determined by the Compensation Committee in its discretion; or (11) a combination of two or more of any of the foregoing.

The Compensation Committee may, in its sole discretion, provide for an adjustable performance-based award value based upon the level of achievement of performance measures and/or provide for a reduction in the value of a performance-based award during the performance period. The Compensation Committee may, in determining attainment of the performance goals, disregard or offset the effect of “extraordinary items,” including, for example, restructuring or restructuring-related changes, gains or losses on the disposition of a business or major asset, resolution and/or settlement of litigation and other legal proceedings, or the effect of a merger or acquisition, or such other events as the Compensation Committee determines are appropriate in its sole discretion. Additionally, in the event of a Corporate Change (as defined below), all unvested performance-based awards will become immediately vested and paid on a pro-rata basis.

Payment. Following the end of the performance period, the Compensation Committee will determine and certify in writing the amount payable to the holder of the performance-based award, not to exceed the maximum number of shares of Common Stock subject to, or the maximum value of, the performance-based award, based on the achievement of the performance measures for such performance period. Payment may be made in a lump sum in cash, Common Stock or a combination thereof, as determined by the Compensation Committee and must be made no later than two and one-half months after the end of the performance period. If a performance-based award covering shares of Common Stock is to be paid in cash, then such payment will be based on the fair market value of the Common Stock on the payment date.

A holder of a performance-based award will not be paid any dividends or other distributions with respect to that award until the holder becomes vested in the shares covered by the award; upon vesting, the holder will receive a cash payment equal to the aggregate cash dividends (without interest) (other than distribution in shares) and the number of shares equal to any stock dividends that the holder would have received if he had owned all of the shares that vested for the period beginning on the date of the award and ending on the date of vesting or payment. No dividends will be paid for any performance-based awards forfeited.

Other Terms and Conditions. The Compensation Committee may establish other terms and conditions for performance-based awards under the Equity Incentive Plan, which will be set forth in an award agreement.

Recapitalization, Reorganization and Other Adjustments

Adjustment upon a Change in Capitalization. If we effect a subdivision or consolidation of our shares of Common Stock or the payment of a stock dividend on our shares of Common Stock without receiving any consideration, or a capitalization event, the number of shares of Common Stock for an un-expired award will be adjusted accordingly. If the capitalization event increases the number of outstanding shares, the number of shares of Common Stock for the un-expired award will be increased proportionately, and the purchase price per share will be reduced proportionately. Similarly, if the capitalization event decreases the number of outstanding shares, the number of shares of Common Stock for the un-expired award will be decreased proportionately, and the purchase price per share will be increased proportionately. In the event we recapitalize, reclassify our capital stock or otherwise changes its capital structure, or a recapitalization, the number and class of shares of Common Stock under an un-expired award will also be adjusted appropriately to account for the recapitalization.

Adjustment upon a Corporate Change. The Equity Incentive Plan provides that, if a Corporate Change occurs, no later than (1) ten days after approval of the merger, consolidation, reorganization, sale lease or exchange of assets or such election of directors by our shareholders or (2) within thirty days after a person or entity (including a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or gains ownership or control of 50% or more of the combined voting power of the outstanding securities of (a) ours, if we have not engaged in a merger of consolidation or (b) the resulting entity, if we have engaged in a merger or consolidation, the Compensation Committee may, acting in its sole discretion, effect one of the following alternatives (which may vary among individual participants and vary among Options held by any individual participant):

•accelerate the time at which Options outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date, after which the specified date all unexercised Options and all rights of participants will terminate;

•require the mandatory surrender by selected participants of some or all of the outstanding Options held by those participants as of a date specified by the Compensation Committee, in which event the Compensation Committee will thereupon cancel the Options and each participant will be paid an amount of cash per share equal to the excess, if any, of a determined “change in control value” (as such term is defined in the Equity Incentive Plan) of the shares subject to the Option over the exercise price under the Options for those shares; or

•make such adjustments to the Options then outstanding as the Compensation Committee deems appropriate to reflect the Corporate Change (or no adjustment if the Compensation Committee determines that no adjustment is necessary), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by the Option will be adjusted so that the Option will thereafter cover securities of the surviving or acquiring corporation or other property (such as cash) as determined by the Compensation Committee in its sole discretion.

The Equity Incentive Plan provides that a Corporate Change includes:

•a merger with another entity, a consolidation involving us or the sale of all or substantially all of our assets or equity interests to another entity if, in any such case, (1) our holders of equity securities immediately prior to such event do not beneficially own immediately after such event equity securities of the resulting entity entitled to 51% or more of the votes then eligible to be cast in the election of directors (or comparable governing body) of the resulting entity in substantially the same proportions that they owned our equity securities immediately prior to such event or (2) the persons who were members of the Board immediately prior to such event do not constitute at least a majority of the Board of the resulting entity immediately after such event;

•a circumstance where any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control (including, without limitation, power to vote) of 50% or more of the combined voting power of the outstanding securities of (1) ours, if we have not engaged in a merger or consolidation, or (2) the resulting entity, if we have engaged in a merger or consolidation; or
•circumstances where, as a result of or in connection with, a contested election of directors, the persons who were members of the Board immediately before such election will cease to constitute a majority of the Board.

Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted, the award (and any agreement evidencing the award) will be subject to adjustment by the Compensation Committee in its discretion, including the number and price of shares of Common Stock or other consideration subject to the award. In the event of such a change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon other recapitalization or reorganization events as described in the Equity Incentive Plan, the aggregate number of shares available under the Equity Incentive Plan and the maximum number of shares that may be subject to awards granted to any one individual may be appropriately adjusted to the extent determined necessary by the Compensation Committee. In the event of a Corporate Change, the Compensation Committee may, in its discretion, require the mandatory surrender by certain selected participants of some or all of the outstanding performance units or performance-based awards as of a date, before or after the Corporate Change, specified by the Compensation Committee, in which case the Compensation Committee will cancel those awards, and we will pay (or cause to be paid) to each participant an amount of cash equal to the value of any performance units or performance-based awards, based on actual performance from the award date to the date of the change of control, with the amount of payment pro-rated to the extent the performance or vesting period has not been completed.

Amendments. The Board may from time to time amend the Equity Incentive Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our shareholders, the Board may not amend the Equity Incentive Plan to change the class of eligible individuals, increase the maximum aggregate number of shares of Common Stock that may be issued under the Equity Incentive Plan, or amend or delete the provisions of the Equity Incentive Plan that prevent the Compensation Committee from amending any outstanding option award to lower the option exercise price and to cancel, exchange, substitute, buy out or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the Equity Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Statutory Stock Options. If a participant is granted a non‑statutory stock option under the Equity Incentive Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options. A participant receiving incentive stock options should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the incentive stock option requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the incentive stock option is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Other Awards. The current federal income tax consequences of other awards authorized under the Equity Incentive Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as non‑statutory stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the award recipient recognizes ordinary income.

Section 409A of the Code. Certain types of awards under the Equity Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Equity Incentive Plan and awards granted under the Equity Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Equity Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Golden Parachute Payments. The ability of the Company (or, if applicable, the ability of one of its subsidiaries) to obtain a deduction for future payments under the Equity Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” (within the meaning of Section 280G of the Code) made in connection with a change in control.

Compensation of Covered Employees. The ability of the Company (or, if applicable, the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the Equity Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE INCENTIVE PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits

Because awards to be granted in the future under the Equity Incentive Plan, as amended by the Plan Amendment, are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Equity Incentive Plan by eligible participants, including the executive group, non-executive director group and non-executive officer employee group.

Equity Compensation Plan Information Table

The information regarding plans and other arrangements required by Item 10(c) of Schedule 14a can be found below in the section entitled “Equity Compensation Plan Information”.

Vote Required and Board Recommendation

To be approved, Proposal Five requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on Proposal Five.

Broker non-votes are not entitled to vote on Proposal Five and, therefore, will have no effect on the outcome of such vote; however, for shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST Proposal Five.

The Board of Directors unanimously recommends a vote “FOR” approval of Amendment No. 1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan.

CORPORATE GOVERNANCE

Corporate Governance Principles and Materials

We are committed to the enhancement of long-term shareholder value with the highest standards of integrity and ethics. Our Board has adopted a set of Corporate Governance Principles and a Code of Business Conduct and Ethics that, along with our Amended and Restated Certificate of Incorporation, Bylaws and our committee charters, provide an effective corporate governance framework for Team that reflects our core values and provides the foundation for our governance. Our Code of Business Conduct and Ethics has been adopted by our Board and is applicable to our directors, officers (including the Company’s Chairman, Chief Executive Officer and Chief Financial Officer), and employees, and is available on our website. We will post any amendments to the Code of Business Conduct and Ethics on our website. Directors, officers, and employees regularly certify that they will comply with Code of Business Conduct and Ethics. We believe that we have established procedures and have practices in place which are designed to enhance and protect the interests of our shareholders.

The following corporate governance materials are available and can be viewed and downloaded from our website at www.teaminc.com on the “Investors” page under “Corporate Governance”:

•the Company’s Corporate Governance Principles;

•charters for the Audit Committee, the Compensation Committee, the Executive Committee, and the Corporate Governance and Nominating Committee;

•the Company’s Code of Business Conduct and Ethics;

•the Company’s Insider Trading Policy;

•the Company’s Compensation Clawback Policy; and

•the Company’s Environmental, Social and Governance (“ESG”) Policy and Sustainability Profiles.

A copy of these materials is available to shareholders free of charge upon written request to the Company’s Secretary at: Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478. We intend to disclose future amendments to, or waivers of, our Code of Business Conduct and Ethics at the same location on our website identified above.

Director Independence

The Board has determined that, with the exception of Chairman Michael J. Caliel, who served as our Executive Chairman until October 2025, none of the directors has a material relationship with the Company or any of our subsidiaries, and all are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC.

Our Corporate Governance Principles require that the Board be comprised of at least a majority of independent directors and that the Audit, Compensation, and Corporate Governance and Nominating Committees be comprised entirely of independent directors. The Company uses the NYSE listing standards to determine independence. A director will be considered “independent” only if the Board affirmatively determines that the director does not have any direct or indirect material relationship with Team that may impair, or appear to impair, the director’s ability to make independent judgments.

The Board has evaluated all relationships between each of our directors and director nominees and has affirmatively determined that all of our directors, with the exception of Michael J. Caliel, who served as our Executive Chairman until October 24, 2025, are “independent” as that term is defined in the applicable rules of the NYSE and consistent with our Corporate Governance Principles. In making this determination, the Board considered any transactions and relationships between each director or his or her immediate family and the Company and its subsidiaries, including those reported under “Compensation Committee Interlocks and Insider Participation” and “Transactions with Related Persons,” below. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent.

No director or nominee, with the exception of Michael J. Caliel, who served as our Executive Chairman until October 24, 2025, is currently, or was within the past three years, employed by the Company, its subsidiaries or affiliates. Mr. Caliel was appointed as a director of Team on February 16, 2022, pursuant to the terms of that certain common stock subscription agreement (the “Common Stock Subscription Agreement”), dated February 11, 2022, by and among the Company, Corre and the other parties thereto, was appointed by the Board as our Executive Chairman on November 7, 2023, and was re-appointed by the Board as non-executive Chairman on October 24, 2025. Messrs. Stenger and Anderson were appointed as directors of Team effective November 22, 2021, pursuant to the terms of that certain subordinated term loan credit agreement dated as of November 9, 2021 (the “Subordinated Term

Loan Credit Agreement”) and that certain commitment letter agreement (the “Commitment Letter Agreement”) with Corre and APSC. Mr. Lederman was appointed as a director of Team effective November 7, 2021, pursuant to the terms of Amendment No. 1 to the Subordinated Term Loan Credit Agreement, dated December 18, 2020, among the Company, the financial institutions party thereto from time to time (the “Lenders”) and APSC, as agent for the Lenders entered into in October 2021. Messrs. Stewart and Ytterdahl were appointed as directors of Team effective October 24, 2025, pursuant to the terms of the Stellex Shareholders Agreement. There are no family relationships between any nominees, directors and senior executive officers of the Company.

Our Audit, Compensation, and Corporate Governance and Nominating Committees are each composed entirely of independent directors. In addition, our Board provides for regularly scheduled meetings of the independent directors. During 2025, the independent directors met as a group 19 times. These meetings were conducted, without any member of management or other employees of Team present, to discuss matters related to the oversight and governance of Team, compliance with NYSE and SEC rules and the performance of our senior executives.

Our Board will continue to monitor the standards for director independence established under applicable law and the NYSE listing requirements and will ensure that our Corporate Governance Principles remain consistent with those standards.

Leadership Structure

The Board regularly evaluates the leadership structure of the Company and may consider alternative approaches, as appropriate, over time. The Board believes that whether one person should simultaneously occupy the offices of chairman of the Board and Chief Executive Officer should be determined by the Board in its business judgment, on a periodic basis, including at any time there is a vacancy in either position, after considering relevant factors at the time, such as the specific needs of the business and the best interests of the Company and its shareholders. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. It understands that there is no single approach to providing Board leadership and that the right Board leadership structure may vary as circumstances warrant.

Our Board has determined that the leadership structure of the Board should include either an independent non-executive chairman of the Board or a lead independent director who satisfies our standards for independence. The Company currently has a separate Lead Independent Director, non-executive Chairman and Chief Executive Officer, each role with its own areas of responsibility, conferred by and accountable to the Board.

Effective March 21, 2022, our Board appointed Michael J. Caliel as non-executive Chairman of the Board, a position he held until he was appointed as our Executive Chairman on November 7, 2023, when Mr. Horton was appointed as our Lead Independent Director. On October 24, 2025, our board re-appointed Mr. Caliel as non-executive Chairman. Mr. Caliel will remain non-independent under the listing standards of the NYSE for three years after ceasing to serve as Executive Chairman. Effective February 1, 2026, the Board appointed Gary Hill as Chief Executive Officer. We believe our current structure, with a non-executive Chairman of the Board, a Chief Executive Officer, a Lead Independent Director, and independent directors as chairs and members of each committee of the Board, serves the best interests of the Company and its shareholders, because the appointment of the Lead Independent Director achieves the benefits that would result from the retention of an independent non-executive Chairman of the Board. This allows our Chief Executive Officer to focus on Company strategy and business operations and combines a strong Lead Independent Director to pursue sound governance practices that benefit the long-term interests of our shareholders.

The Board believes that Mr. Horton, our Lead Independent Director, Mr. Caliel, our non-executive Chairman, and Mr. Hill, our Chief Executive Officer, with their industry expertise, financial expertise, and in-depth knowledge of Team and its business, are the correct persons to fill their respective roles.

In the role of Lead Independent Director, Mr. Horton provides oversight of management and serves as a liaison between the independent directors, the Chairman and Chief Executive Officer, as further described below. Mr. Horton also leads the Board’s annual evaluation of Mr. Hill, and the independent members of the Board set Mr. Hill’s compensation annually based on the recommendation of the Compensation Committee.

To further clarify the roles, our Board has outlined duties and responsibilities for the positions of Lead Independent Director, non-executive Chairman and Chief Executive Officer. These responsibilities and duties include, but are not limited to:

Lead Independent Director

•presiding at all meetings of the Board at which the Chairman is not present,

•calling, chairing and setting agendas for executive sessions of the independent directors and seeking input from other independent directors;

•assisting the Chairman in setting agendas and management of Board meetings;

•monitoring and responding directly to stakeholder questions and comments directed to the Lead Independent Director or to the independent directors as a group and consulting with the Chairman, the Chief Executive Officer or other directors or management as the Lead Independent Director deems appropriate;

•ensuring personal availability for consultation with independent directors and serving as a liaison to the Chairman and the Chief Executive Officer or management, to discuss issues and ensuring the flow of information;

•providing regular feedback to ensure that diverse viewpoints of all directors are heard and creating a climate of constructive candor in which frank and thoughtful discussion occurs;

•providing guidance on the orientation process for new directors; and

•organizing performance evaluations of the Chief Executive Officer and other directors.

Chairman
•presiding at all (i) shareholder meetings and (ii) Board meetings;

•reviewing and coordinating meeting agendas, information, number of Board meetings and schedules for the Board with the Chief Executive Officer;

•providing input, as appropriate, with respect to the Chief Executive Officer performance evaluation process, the Board performance self-evaluation process and Board succession planning;

•providing oversight, direction and leadership to the Board, and facilitates communication among directors and the regular flow of information between management and directors;

•monitoring and responding directly to shareholder and other stakeholder questions and comments that are directed to the Chairman, with consultation with the Chief Executive Officer, or other directors or management as the Chairman deems appropriate;

•assisting the committee Chairs in the establishment of committee agendas and schedules;

•providing input, as needed, into the assessment of the Board committees’ effectiveness, structure, organization and charters, and the evaluation of the need for changes; and

•providing guidance on director orientation.
Chief Executive Officer

•maintaining open dialogue with the Chairman on the important and strategic issues facing the Company and proposing related Board agenda items to the Chairman;

•providing input into the Board agenda including from other Company executives;

•ensuring that the Company has senior executives with the requisite expertise, skills and experience required to implement the Company’s strategy and to identify and effectively respond to opportunities and challenges facing the Company from time to time;

•ensuring that appropriate mechanisms are in place to effectively report on the Company’s actual and forecasted performance against its objectives and on the implementation of its strategy;

•establishing and monitoring the achievement of objectives for:

◦senior executives and their contributions to the Company’s business; and

◦business units and their performance, including ensuring that the objectives support the Company’s overall business strategy;

•providing leadership to Company employees by establishing and maintaining measures to attract, retain and motivate qualified employees and which promote and reward the successful development of skills and attributes to contribute to the Company’s success; and

•performing all other duties incident to the office of Chief Executive Officer as outlined in the Company’s Amended and Restated Certificate of Incorporation and Bylaws or as may be delegated or assigned by the Board from time to time.

Our Executive Vice President, Chief Legal Officer and Secretary supports the Lead Independent Director, Chairman and our Board committee chairs in fulfilling their roles. The Board believes it is important to maintain flexibility as to the Board’s leadership structure. The Board will continue to regularly review its leadership structure and exercise its discretion in recommending an appropriate and effective framework to assure effective governance and accountability, taking into consideration the needs and interests of the Board, the Company and our shareholders.

Board Diversity

As provided in our Corporate Governance Principles, the Corporate Governance and Nominating Committee, acting on behalf of the Board, is committed to actively seeking women and minority candidates for the pool from which future director candidates are chosen.

Communications with the Board of Directors

Our management has an investor communications program and regularly engages with shareholders and other stakeholders on a wide variety of topics, including financial and operational, long-term strategy, governance and compensation. During 2025, we engaged with Team stakeholders and addressed several important topics that have been evaluated and considered in our governance and compensation practices, including executive leadership, executive compensation, operational efficiencies and strategic matters. Our Board has established a process for our shareholders and other interested parties to communicate with the Lead Independent Director and the Chief Executive Officer, the Board as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Such communication should be in writing, addressed to the Board or an individual director to: Team, Inc., 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478, c/o James C. Webster, Corporate Secretary. All such correspondence is reviewed by our Secretary’s office, which forwards appropriate material to the applicable director (excluding routine advertisements and business solicitations).

Succession Planning

The independent directors of the Board are actively involved in our management succession planning process. Our Board has the responsibility to ensure that the leadership of our Company is meeting the current and future needs of Team. The Compensation Committee and Corporate Governance and Nominating Committee annually report to the Board on succession planning and collaborate with the Board to evaluate potential successors to our Chief Executive Officer and other senior executives. As part of this process, the Compensation Committee and Corporate Governance and Nominating Committee solicit views from the non-management members of the Board and from senior management of the Company. The Compensation Committee and the Corporate Governance and Nominating Committee oversees the annual evaluation of the Chief Executive Officer.

Share Ownership Guidelines for Directors and Senior Executives; Restrictions on Trading in Company Securities

Our Board revised our share ownership guidelines for our non-management directors and senior executives in February 2023. Our directors and Named Executive Officers (as defined herein) have three and five years, respectively, from the date of the adoption of the revised share ownership guidelines to meet the guidelines. Under the share ownership guidelines, our non-management directors are expected to own Common Stock valued at the lesser of one times the annual Board retainer or 20,000 shares, our Chief Executive Officer is expected to own Common Stock valued at the lesser of three times his or her base salary or 60,000 shares, and the rest of our senior executives are expected to own Common Stock valued at the lesser of one times their base salary or 40,000 shares. Newly appointed non-management directors and senior executives are expected to meet or exceed these guidelines within three and five years, respectively, of entering their respective positions or following a material change in the share ownership guidelines or compensation. Because Team’s Common Stock is thinly traded and we have not used equity awards as a form of fee compensation paid to our Board, the Board may extend the time periods for which it expects its members to satisfy the share ownership requirements under the share ownership guidelines.

Because short-range speculation in our securities based on fluctuations in the market may cause conflicts of interests with our shareholders, our Insider Trading Policy and our Corporate Governance Principles, applicable to our directors, executive officers (including the Named Executive Officers) and all other employees prohibit trading in options, warrants, and puts and calls related to our securities and prohibit selling our securities short. In addition, our Insider Trading Policy and our Corporate Governance Principles prohibit our directors and executive officers from holding our securities in margin accounts or pledging our securities as collateral for a loan. Further, our Insider Trading Policy contains an anti-hedging policy that prohibits our directors, executive officers

(including the Named Executive Officers) and all other employees from entering into hedging transactions, such as zero-cost collars and forward sale contracts, that are designed to hedge or offset any decrease in the market value of the Company’s securities.

Board’s Role in Risk Oversight and Strategy

Our Board provides oversight with respect to the Company’s risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor and mitigate material risks to the Company, including strategic, operational, compliance, data security, financial and compensatory risks. This oversight is conducted primarily through the Board with respect to significant matters, including the strategic direction of the Company, and by the various committees of the Board in accordance with their charters. The Board and management discuss, among other things, the Company’s commitment to workforce safety, planned strategic operating initiatives for each operating segment, growth opportunities, capital allocation initiatives and considerations, and expected investment, acquisition and divestiture activity. The Audit Committee focuses on financial risks, including reviewing with management, the Company’s internal auditors and the Company’s independent auditors the Company’s major financial risk exposures, the adequacy and effectiveness of accounting and financial controls, and the steps management has taken to monitor and control financial risk exposures. The Audit Committee also oversees the Company’s related party transactions policy and risks from cybersecurity threats, including reviewing with management our cybersecurity strategy, cyber risk management program and cybersecurity risks. The Compensation Committee considers risks presented by the Company’s compensation and human capital management policies and procedures, as well as those related to succession and management development. The Corporate Governance and Nominating Committee evaluates risks of the Company’s governance framework and standards, through oversight of the Company’s corporate governance principles along with corporate social responsibility and sustainability matters applicable to the Board and the Company.

Our Board recognizes the importance of ensuring that the Company’s overall business strategy is designed to create long-term, sustainable value for our shareholders. While management is primarily responsible for the formulation and implementation of our strategy, the Board plays an active oversight role. The Board participates in regular strategy sessions to discuss progress, updates and changes to the Company’s long-term strategic plan and consider related risks and mitigations including in 2025 and 2026. The Board satisfies its risk oversight responsibilities through receipt of reports from each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from executives responsible for oversight and management of particular risks within Team. The Board continually works, with the input of the Company’s senior executives, to assess and analyze the most likely areas of future risk for Team. On an annual basis our senior management updates and reviews our enterprise risk management process with the Board. Directors also have complete and open access to management and are free to, and do, communicate directly with our management. In addition to our formal compliance programs, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

Environmental and Sustainability Principles

As a Company, we believe that our commitment to operating in an environmentally sustainable way is strategic to Team’s future success, crucial to our continued growth, and in the best interests of our stakeholders. Accordingly, we strive to promote and support business practices that are environmentally sustainable, socially conscious, and aligned with strong corporate governance practices. Our highest value is the health and safety of our employees, clients, community and other contractors. We are committed to conducting our business in a manner that protects the environment and the health and safety of our employees, our clients, our suppliers and contractors and the general public. We provide training to support career growth opportunities for our diverse team of employees and actively contribute to the local communities in which we operate. We strive to be an industry leader in the fields of health, safety and environmental management and work with government organizations and industry organizations in support of laws, regulations, standards and other programs that safeguard the workplace and our environment. To meet this commitment, we maintain management systems designed to ensure compliance with all applicable laws, regulations and internal requirements, as well as to facilitate the continuous improvement of our processes, products, and personnel.

We publish a sustainability report on our website on an annual basis highlighting our commitment to sustainability principles and key activities that are part of our sustainability program. In 2025 we published our 2024 Sustainability Profile, which is available on our website. Our website and information contained therein or connected thereto, including our sustainability reports, are not incorporated by reference into, and do not form part of, this Proxy Statement.

Our Company management is responsible for the day-to-day operation of sustainability and ESG matters. James C. Webster, our Executive Vice President, Chief Legal Officer and Secretary, who reports directly to our Chief Executive Officer, has general oversight responsibility with respect to ESG matters and is the executive sponsor of our ESG committee. The ESG committee is responsible for recommending our ESG objectives, monitoring the implementation and performance of our ESG objectives, and reporting on our ESG performance. At the Board level, our Corporate Governance and Nominating Committee has responsibility for oversight of Team’s corporate social responsibility policies and practices, including our public reporting on corporate social responsibility and sustainability. The Corporate Governance and Nominating Committee receives periodic reports from our Chief Legal Officer or members of the ESG committee regarding the considerations and actions taken by the Company with respect to ESG.

We are committed to good corporate citizenship and prioritizing the best interests of our stakeholders, including our employees and clients, and the communities in which we operate. Some of our areas of ongoing focus are:

•Safety and Quality - Safety and quality are our primary core values and we strive to achieve zero recordable injuries. Our training program allows our employees to stay up to date on industry best practices for operating safely.

•Environment – Many of our services, including our inspection, emissions monitoring and leak repair services, are key in assisting our clients to identify, assess and reduce their carbon emissions. We provide inspection, condition assessment, maintenance and repair services and support our clients’ diversification efforts into sources of renewable energy. We work closely with our clients across the world to assist them in meeting their environmental sustainability goals. Within our own facilities, we continue to work to protect the environment by reducing the amount of hazardous waste that is disposed.

•Human Capital Management - We believe that an inclusive and engaged workforce is critical to our success, and we work hard to create an environment where our employees feel valued, engaged and inspired to do their best work. We are proud that a group of people from a variety of backgrounds, religions, nationalities, gender identity, sexual orientations and races make up our team. It continues to be our goal to create an inclusive environment and eliminate bias wherever it exists through strategic employee-engaged initiatives.

•Social and Community Involvement - With approximately 5,300 global employees, including approximately 4,000 employed in the United States and 1,300 internationally, we believe our greatest asset for driving positive social change is the commitment of our employees to driving positive impact in their communities. We sponsor and support numerous charitable organizations and encourage our employees to donate their time and financial support to serving the needs of their communities.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The following table sets forth the names and ages of the nominees for election as directors and the current members of the Board who will continue serving following the Annual Meeting, as well as background information relating directly to such individuals’ experience, qualifications, attributes and skills to serve as a director of our Company. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Director Nominees

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Set forth below is certain information as of April 1, 2026 concerning the nominees for election at the Annual Meeting as Class I directors, including the business experience of each nominee for at least the past five years:

Name	Age	Present Position With the Company	Class	Director Since
Anthony R. Horton	65	Director	Class I	2021
Evan S. Lederman	46	Director	Class I	2021
K. Niclas Ytterdahl	61	Director	Class I	2025

Mr. Horton was appointed to the Board effective November 7, 2021 and was appointed as our Lead Independent Director on November 7, 2023. He currently serves as the Chief Executive Officer of AR Horton Advisors. Mr. Horton has served on numerous boards of directors and currently serves on the board of directors of Talen Energy Corporation, Equiniti Trust Company and Eddie Bauer LLC. Mr. Horton has more than 25 years of energy and technology experience and was Executive Vice President and Chief Financial Officer at Energy Future Holdings and Senior Director of Corporate and Public Policy at TXU Energy from April 2000 through March 2018. Mr. Horton holds a Master of Professional Accounting and Finance from the University of Texas at Dallas/Arlington and a BBA in Economics and Management from the University of Texas at Arlington. He is a Certified Public Accountant, Chartered Financial Analyst, Certified Management Accountant and Certified Financial Manager. Mr. Horton brings to the Board extensive financial and business expertise, including a diversified background of both senior leadership and director roles of public and private companies.

Mr. Lederman was appointed to the Board effective November 7, 2021, pursuant to Amendment No. 1 to the Term Loan Credit Agreement, dated December 18, 2020, among the Company, the Lenders and APSC, as agent for the Lenders, entered into in October 2021. Mr. Lederman is currently Partner/Co-Head, Credit at J.F. Lehman & Company, a private equity firm focused on the aerospace, defense, infrastructure, maritime, governmental and environmental services industries. From 2011 until 2021, Mr. Lederman was a Partner at Fir Tree Capital Management, a multi-billion-dollar investment firm where he co-managed the firm’s credit, restructuring and special situations investments. Mr. Lederman began his career as a restructuring and litigation attorney at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP. Mr. Lederman holds a B.A. from New York University and J.D. from the New York University School of Law. Mr. Lederman has served on numerous boards of directors for both public and private companies, and he currently serves on the board of directors of Puris Corporation. Mr. Lederman brings to the Board over twenty years of experience as an attorney, investor and board member working with both stressed and healthy companies on their most complex issues.

Mr. Ytterdahl was appointed to the Board effective October 24, 2025, pursuant to the Stellex Shareholders Agreement. Mr. Ytterdahl was Executive Chairman and COO of Industrial Service Solutions, a leading provider of industrial services for critical process equipment, from 2020 to 2023. From 2014 to 2019, Mr. Ytterdahl served as CEO and President of Dover Vehicle Service Group, a segment of Dover Corporation that manufactures vehicle service equipment. He was also Senior Vice President of Dover Corporation from 2012 to 2014. Previously, he was Chief Procurement Officer at AES Corporation from 2006 to 2011 and held senior roles at Fisher Scientific from 2000 to 2006. Mr. Ytterdahl started his career at management consulting firms A.T. Kearney and Accenture. Mr. Ytterdahl currently serves on the boards of Euro Motorparts Group, Mid-State Industrial Corporation, and DERIVE Systems. He has previously served on numerous boards, including as a director on the board of Mueller Water Products (NYSE: MWA). Mr. Ytterdahl holds a Master of Science in Engineering Physics degree from Chalmers University of Technology and a Master of Science in Management degree from the MIT Sloan School of Management. Mr. Ytterdahl brings to the Board an extensive executive and board experience of successfully growing businesses and driving improved performance.

Directors Continuing in Office

Set forth below is certain information as of April 1, 2026 concerning the directors continuing in office until the expiration of his or her term, including the business experience of each such director for at least the past five years:

Name	Age	Present Position With the Company	Director Since	Class	Expiration of Present Term
Michael J. Caliel	66	Chairman	2022	Class II	2027
Edward J. Stenger	68	Director	2021	Class II	2027
Pamela J. McGinnis	59	Director	2024	Class II	2027
J. Michael Anderson	63	Director	2021	Class III	2029
Michael Stewart	57	Director	2025	Class III	2029

Mr. Caliel was appointed to the Board effective February 16, 2022, pursuant to the terms of the Common Stock Subscription Agreement, appointed as our non-executive chairman of the Board on March 21, 2022, and served as Executive Chairman from November 7, 2023 until reverting back to Chairman on October 24, 2025. From 2015 through 2018, Mr. Caliel served as President, Chief Executive Officer and Director of Layne Christensen Company. From 2011 through 2014, he served as President and Chief Executive Officer of Invensys Operations Management, a division of Invensys PLC. From 2006 to 2011, Mr. Caliel served as President, Chief Executive Officer and Director for Integrated Electrical Services, Inc. (NASDAQ: IESC). Additionally, Mr. Caliel has served on the board of Orion Group Holdings (NYSE: ORN) since 2019, where he is also a member of the audit committee and the compensation committee. From 2019 until 2022, Mr. Caliel served as board chair and a member of the compensation committee for PLH Group, a private equity-backed construction and specialty contractor serving the electrical infrastructure and pipeline markets. Mr. Caliel holds a BS in Industrial Distribution from Clarkson University. Mr. Caliel has been designated by the National Association of Corporate Directors as a Governance Fellow. Mr. Caliel’s general management experience in diverse industries including automation and information technologies; his extensive sales, marketing and product management experience in industrial markets; and his experience as a president and chief executive officer of a public corporation strengthen the strategic and oversight functions of the Board. His experience on the board of another public company provides valuable perspective on best practices relating to corporate governance, management and strategic transactions.

Mr. Stenger was appointed to the Board effective November 22, 2021, pursuant to the terms of the Subordinated Term Loan Credit Agreement and the Commitment Letter Agreement. Mr. Stenger is currently the Managing Member of Brown Street 1885, LLC, a firm focused on assisting management, boards and investors in driving value creation in periods of transition. He has been in that role since June 2021. Prior to joining Brown Street 1885, Mr. Stenger served as a Managing Director at AlixPartners, LLC, a global consulting firm for over 30 years. Mr. Stenger held various management roles, including co-leading AlixPartners’ Turnaround and Restructuring practice, business unit lead of the Automotive and Industrials practice and leadership of various training and development programs. He advised management, boards of directors and investors in developing and implementing turnaround strategies. Mr. Stenger has also served as an interim executive for companies undertaking turnarounds and restructurings. He was Executive Vice President of General Motors upon its emerging from bankruptcy, Chief Restructuring Officer of Dana Corporation, Treasurer of Kmart Corporation, Chief Restructuring Officer of Fleming Companies, Chief Financial Officer of Vari-Form Group and held a number of other interim C-Suite roles. Prior to AlixPartners, he was Director at Ernst & Young. Mr. Stenger has an undergraduate degree in accounting from the University of Notre Dame and was a licensed CPA. Mr. Stenger’s extensive experience managing complex businesses in transition and restructuring, merger and acquisition experience, and his diversified background of senior leadership of public companies make him a valuable member of the Board.

Ms. McGinnis was appointed to the Board effective April 3, 2024. Ms. McGinnis has more than 30 years of experience working in the energy industry across a variety of organizations and functions. Ms. McGinnis retired from Phillips 66 as Corporate Vice President, Global Sales, Retail Operations and Marketing, where she served from November 2016 to August 31, 2022. During her career at Phillips 66, Ms. McGinnis served as Chief Procurement Officer from 2014 through 2016, and as General Manager, Product Supply, Distribution and Sales, Commercial, from 2012 through 2014. Ms. McGinnis also served as the Phillips 66 lead director for the Alta Convenience, LLC, joint venture from 2021 through 2022, and the United Pacific, LLC joint venture, from 2019 through 2022. Prior to her tenure at Phillips 66, Ms. McGinnis held a number of different positions with Phillips 66 predecessor companies, Conoco and ConocoPhillips, in Marine Shipping, Truck and Rail Transportation, Operations and Maintenance Engineering, Capital Project Management, Business Development, Marketing and Corporate Planning. Ms. McGinnis holds a Bachelor of Science in Industrial Engineering from the University of Arkansas and has served on the University of Arkansas College of Engineering Advisory Board since 2016 and as Board Chair from 2021 until 2023. Ms. McGinnis’ significant leadership and management experience including extensive commercial, procurement and operational expertise with a major energy company along with her breadth of business expertise provides her with valuable insights into the strategic issues affecting companies in our industry that are beneficial to our Company and Board.

Mr. Anderson was appointed to the Board effective November 22, 2021, pursuant to the terms of the Subordinated Term Loan Credit Agreement and the Commitment Letter Agreement. From 2016 until 2025, Mr. Anderson was Chief Executive Officer of

Layne Water Midstream, a company he founded in 2016 and sold in 2024. Mr. Anderson has served in a variety of executive management roles including Chief Financial Officer of Layne Christensen Company, a 140-year old water infrastructure and services company, Chief Financial Officer of Southcross Energy Partners, a Master Limited Partnership engaged in natural gas gathering and processing, Chief Financial Officer of Exterran Holdings and Exterran Partners, a global market leader in natural gas compression and services, and as Chief Financial Officer and Chief Executive Officer of Azurix Corp., a global owner and operator of water and wastewater assets. Mr. Anderson began his career with JPMorgan Chase as an investment banker specializing in mergers and acquisitions after earning his undergraduate degree in business from Texas Tech University and his M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Anderson brings to the Board extensive financial and business expertise, including a diversified background of both senior leadership and financial roles of public companies.

Mr. Stewart was appointed to the Board effective October 24, 2025, pursuant to the Stellex Shareholders Agreement. Mr. Stewart is a founder and Managing Partner of Stellex. Prior to establishing Stellex in 2014, Mr. Stewart was a Partner at The Carlyle Group and a Managing Director and Co-Head of Carlyle Strategic Partners. Earlier in his career, Mr. Stewart was one of the original principals of Sunrise Capital Partners, L.P. and he worked in the Financial Restructuring Group at Houlihan Lokey. Mr. Stewart has previously served on the boards of numerous companies and currently serves on the boards of AFG Holdings, Inc., A. Stucki Company, Custom Glass Parent LLC, Fenix Parent LLC, Grammer Investment Holdings LLC, James Skinner Holdings LLC and W&B Service Company. Mr. Stewart holds a Bachelor of Science in finance and entrepreneurial studies from the University of Southern California. Mr. Stewart brings to the Board an impressive track record of successfully growing businesses and driving improved performance as an investor and board member for numerous companies in diverse industries.

THE BOARD AND BOARD COMMITTEES

					Committee Membership
Name, Principal Occupation & Current Other Board Service	Age	Director Since	Independent	Director Class	Executive	Audit	Compensation	Governance & Nominating

Michael J. Caliel (Chairman)	66	2022		II	X
Former President, Chief Executive Officer and
Director of Layne Christensen Company
Current other Public Company Boards:
Orion Group Holdings

J. Michael Anderson	63	2021	X	III			Chair	X
Former Chief Executive Officer and a Member of the Board
of Board of Layne Walter Midstream
Current other Public Company Boards:
None

Anthony R. Horton (Lead Independent Director)	65	2021	X	I	Chair	X		Chair
Chief Executive Officer and Managing Director of
AR Horton Advisors, LLC
Current other Public Company Boards:
Talen Energy Corporation

Evan S. Lederman	46	2021	X	I		X
Partner/Co-Head, Credit
at J.F. Lehman & Company
Current other Public Company Boards:
None

Pamela J. McGinnis	59	2024	X	II			X
Former President, Global Sales, Retail Operations and Marketing
Phillips 66
Current other Public Company Boards:
None

Edward J. Stenger	68	2021	X	II	X	Chair	X
Managing Member of Brown Street 1885
Current other Public Company Boards:
None

Michael Stewart	57	2025					X
Founder and Managing Partner of Stellex Capital Management
Current other Public Company Boards:
None

K. Niclas Ytterdahl	60	2025				X		X
Former Executive Chairman and COO of Industrial Service Solutions
Current other Public Company Boards:
None

Board of Directors

Currently, our Board is comprised of eight directors, divided into three classes designated as Class I, Class II and Class III. At each annual meeting, successors to the class of directors whose term expires at that annual meeting are elected for a term expiring at the third succeeding annual meeting. Each director holds office until the annual meeting for the year in which his or her term expires and until a successor has been elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal. The average age of our directors is 61.

Our Board held 19 meetings during 2025. No director attended fewer than 75% of the meetings held during the period for which he or she served as a member of the Board and the committees on which he or she served. We do not have a formal policy regarding director attendance at our annual meetings of shareholders; however, we do encourage all directors to attend all meetings of shareholders. All of our directors were in attendance at our 2025 Annual Meeting of Shareholders.

The non-executive directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2025, there were 19 executive sessions of the Board led by the Lead Independent Director. The Board committees regularly met in executive session in connection with each of the committee meetings.
Our Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Each such committee maintains its own written charter, which can be viewed and downloaded from our website at www.teaminc.com on the “Investors” page under “Corporate Governance.”

Executive Committee

Our Executive Committee is composed of Messrs. Horton (Chairman), Caliel and Stenger. The Executive Committee is responsible for assisting with the general management of the business and affairs of Team as needed during intervals between meetings of the Board. The Executive Committee did not meet in 2025.

Audit Committee

The Audit Committee is composed of Messrs. Stenger (Chairman), Horton, Lederman and Ytterdahl. The Audit Committee is charged with the duties of the appointment of the independent auditor; reviewing its fees and approving the services to be performed; ensuring that proper guidelines are established for the dissemination of financial information to the shareholders; meeting periodically with the independent auditors, the Board and certain officers of Team and its subsidiaries, including the Chief Financial Officer, and Vice President of Audit Services in executive sessions without other members of management present, to ensure the scope and adequacy of internal and financial controls and reporting; reviewing consolidated financial statements; providing oversight to our internal audit function; reviewing and approving all related-party transactions in accordance with the Company’s policies and procedures with respect to related party transactions; and performing any other duties or functions deemed appropriate by the Board. The Board has determined that both Messrs. Stenger and Horton are “audit committee financial experts” within the meaning of applicable SEC regulations. In addition, the Board has determined that each member of the Audit Committee is independent and meets the financial literacy requirements as defined by the applicable listing requirements of the NYSE. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met 4 times during 2025. Further information regarding the Audit Committee is set out in the “Audit Committee Report” below.

Compensation Committee

Our Compensation Committee is currently composed of Messrs. Anderson (Chairman), Stenger, Stewart and Ms. McGinnis. The Compensation Committee has responsibility for reviewing, approving and overseeing the administration of our incentive compensation plans, including the issuance of awards pursuant to equity-based plans, reviewing management performance, including evaluating our Chief Executive Officer’s performance annually against the Company’s goals and objectives, reviewing and approving the amounts and types of compensation to be paid to the Chief Executive Officer, our other senior executives and members of the Board. The Compensation Committee considers the results of the most recent shareholder advisory vote on the compensation of our senior executives. The Compensation Committee met 7 times during 2025. Further information regarding the Compensation Committee is set out in the “Executive Compensation” section below.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was, during 2025, an officer or employee of Team or any of its subsidiaries or was formerly an officer of Team or any of its subsidiaries or had any relationship requiring disclosure by Team. During 2025, no executive officer of Team served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of Team.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee is composed of Messrs. Horton (Chairman), Anderson and Ytterdahl. The Corporate Governance and Nominating Committee, which met 5 times during 2025, is charged with recommending director nominees to the Board; evaluating the contribution and performance of members and committees of the Board; administering the annual self-evaluation of Board performance; maintaining oversight over the development of appropriate corporate social responsibility and sustainability policies and procedures for Team, including our public reporting on corporate social responsibility and sustainability; and ensuring the processes of the Board are sufficient and consistent with its oversight role of Team. Each member of the Corporate Governance and Nominating Committee is independent, as defined by the applicable listing requirements of the NYSE.
In considering whether to recommend directors who are eligible to stand for re-election, the Corporate Governance and Nominating Committee evaluates incumbent directors before recommending that the Board nominate such directors for reelection to the Board and may consider a variety of factors, including a director’s contribution to the Board and the ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles, as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for board service, the results of the annual board self-evaluation, the independence of the director and the nature and extent of the director’s non-Company activities. The Corporate Governance and Nominating Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance and Nominating Committee will consider candidates for Board membership suggested by incumbent directors, management, third-party search firms and others. In selecting the nominees, the Corporate

Governance and Nominating Committee will assess the candidates’ independence (as defined in the applicable director independence regulations and our Corporate Governance Principles), character and acumen and will endeavor to collectively establish a number of areas of core competency of the Board, including business judgment, management, economics, accounting and finance, legal, marketing, industry and technology knowledge, international business, leadership and strategic vision. Further criteria include a candidate’s personal and professional ethics, integrity and values, professional relationships, as well as the willingness and ability to devote the substantial time necessary to effectively serve on the Board. The same identifying and evaluating procedures apply to all candidates for director, whether submitted by shareholders or otherwise. The Corporate Governance and Nominating Committee will also consider director nominations by shareholders that are made in compliance with the notice provisions and procedures set forth in our Bylaws. For a discussion of these requirements, see “Shareholder Proposals for Next Year’s Annual Meeting.” All applications, recommendations or proposed nominations for Board membership received by the Company are referred to the Corporate Governance and Nominating Committee. The manner in which the Corporate Governance and Nominating Committee evaluates the qualifications of a nominee for director does not differ if the nominee is recommended by a shareholder.

Once the Corporate Governance and Nominating Committee has identified a potential director nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the candidate, as well as the committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The committee also may engage a third party to conduct a background check of the candidate. If the committee determines to further pursue the candidate, the committee then will evaluate the extent to which the candidate meets the Board membership qualifications described in this section.

In addition, the Corporate Governance and Nominating Committee considers other relevant factors it deems appropriate, including the current composition of the Board (including its range of experience and background), the balance of management and independent directors, the need for a certain Board committee expertise, and the nature and extent of a candidate’s activities unrelated to the Company, including service as a director on the boards of other public companies. In connection with this evaluation, the committee determines whether to interview the candidate, and, if warranted, the committee interviews the candidate in person or by telephone. The committee may also ask the candidate to meet with members of Team management or other Board members. After completing this evaluation, if the committee believes the candidate would be a valuable addition to the Board, it will recommend to the Board the candidate’s nomination for appointment or election as a director.

Board and Committee Evaluation Process

The self-evaluation process is an important practice for our Board to ensure effective corporate governance practices, which are central to the success of the Company’s business and to advance shareholder interests. As provided in our Corporate Governance Principles, committee charters and the NYSE listing standards, the Board and each of its committees conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness. Our Board and committee self-evaluations generally have been conducted at the last regular meeting of the year. The purpose of the self-evaluation process is to solicit feedback as to how the Board and committees are meeting their responsibilities and to identify ways to enhance the Board and committees’ effectiveness. As part of this evaluation, each director and committee member completes a written questionnaire developed by the Corporate Governance and Nominating Committee and each of the committee chairs focused on the director’s view of procedural matters, whether each committee’s charter responsibilities have been met, and questions on the effectiveness of the Board and the committees on which the respective director serves, including soliciting areas for recommended improvement. The collective ratings and comments of the directors for the Board and each of the committees are compiled and then presented to the full Board and each of the committees for discussion and action, as needed.

COMPENSATION OF DIRECTORS
In setting director compensation, our Compensation Committee considers factors it deems appropriate, including market data, and recommends the form and amount of compensation to the Board for approval.

Our Board evaluates director compensation on at least an annual basis and generally makes director compensation changes, if any, following the election or re-election of directors at our annual meeting of shareholders. Upon the recommendation of our Compensation Committee, in May 2023, our Board established our current director compensation program. In making this recommendation, our Compensation Committee reviewed the proposed compensation structures provided by Willis Towers Watson, the Compensation Committee’s independent compensation consultant, while considering the Company’s financial condition and the significant time commitment required of Board members and relevant trends in director compensation for Companies in similar financial circumstances.

The compensation program for our directors, paid all in cash, on quarterly basis, is as follows:

•An annual retainer of $172,500;

•An additional annual retainer for the Lead Independent Director of $25,000; and

•Additional annual retainers of (i) $15,000 for the Chairman of our Audit Committee, (ii) $12,500 for the Chairman of our Compensation Committee and (iii) $7,500 for the Chairman of our Corporate Governance and Nominating Committee.

The following table sets forth information regarding the compensation earned by or awarded to each of the directors who served on our Board during 2025:

2025 Director Compensation
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Michael J. Caliel	$51,277	$387,218	$438,495
Jeffery G. Davis(2)	$185,000	$—	$185,000
J. Michael Anderson	$172,500	$—	$172,500
Anthony R. Horton	$205,000	$—	$205,000
Evan S. Lederman(3)	$43,125	$—	$43,125
Pamela J. McGinnis	$172,500	$—	$172,500
Edward J. Stenger	$187,500	$—	$187,500
K. Niclas Ytterdahl(4)	$32,460	$—	$32,460
Michael Stewart(4)	$—	$—	$—

(1) This amount represents compensation received by Mr. Caliel as Executive Chairman of the Company. On October 24, 2025, the Company appointed Mr. Caliel as the non-executive Chairman of the Board.
(2) Mr. Davis resigned from the Board effective as of December 31, 2025.
(3) Mr. Lederman elected to start receiving board fees again commencing with the fourth quarter of 2025.
(4) Messrs. Ytterdahl and Stewart were appointed to the Board effective as of October 24, 2025.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 1, 2026. Each person holds the offices indicated until his or her successor is chosen and qualified at the regular meeting of the Board to be held following the Annual Meeting, or until such officer’s earlier death, retirement, disqualification or removal.

Name of Director or Officer	Age	Officer Since	Position with Company
Gary L. Hill	61	2026	Chief Executive Officer
Nelson M. Haight	61	2022	Executive Vice President, Chief Financial Officer
James C. Webster	56	2025	Executive Vice President, Chief Legal Officer and Secretary

Mr. Hill was appointed as our Chief Executive Officer effective February 1, 2026. Mr. Hill brings over 30 years of experience in the industrial services sector, most recently serving as Chief Operating Officer of Shermco Industries, a leading provider of electrical maintenance, testing, engineering and repair services for critical electrical infrastructure, from January 2023 until January 2026. From October 2022 until January 2023, he served as President and Chief Operating Officer at AIS Holdings Company LLC, a joint venture between AZZ Inc. and Fernweh Group providing various industrial services and equipment to the power generation, transmission, oil and gas and industrial markets. Mr. Hill held various senior leadership roles at AZZ Inc. beginning in 2013, including serving as Chief Operating Officer from October 2020 until October 2022. Earlier in his career, Mr. Hill held numerous operational, commercial and marketing management positions at Aquilex LLC, Crane Company and Westinghouse, after beginning his career as an engineer at MOVATS. Mr. Hill holds a BS in electrical engineering from Georgia Southern University and an MBA from Kennesaw State University, and he completed a Global CEO program at The Wharton School of the University of Pennsylvania.

Mr. Haight was appointed as our Executive Vice President, Chief Financial Officer in June 2022. Prior to his appointment, Mr. Haight served as Senior Vice President, Chief Financial Officer and Treasurer at Key Energy Services, Inc., an oilfield services company, from June 2020 to June 2022. Prior to Key Energy, Mr. Haight served as an independent consultant providing interim Chief Financial Officer and advisory services to privately held companies, from 2018 to June 2020 and served as Chief Financial Officer for Castleton Resources, LLC, a privately held exploration and production company, from July 2017 to September 2018 and from December 2011 to July 2017 served in various roles from Vice President and Chief Accounting Officer to Chief Financial Officer at Midstates Petroleum Company, Inc., a NYSE listed exploration and production company. Mr. Haight serves on the board of directors of Virax Biolabs (VRAX), a foreign private issuer and Mountain Crest Acquisition Corp. V. (MCAG), a special purpose acquisition entity. Mr. Haight holds both an MPA and a BBA in Accounting from the University of Texas at Austin and was a Certified Public Accountant.

Mr. Webster was appointed as our Executive Vice President, Chief Legal Officer and Secretary in April 2025, prior to which he served as our Corporate Secretary from January 2025. Before joining Team, Mr. Webster served as Vice President and General Counsel of Dril-Quip, Inc., an NYSE-listed manufacturer of equipment for the energy industry, from February 2011 until September 2024 when it merged with Innovex International, Inc. Prior to Dril-Quip, Mr. Webster was Vice President, General Counsel and Secretary of M-I SWACO, at the time a joint venture between Smith International, Inc. and Schlumberger Ltd., and then was an area general counsel for Schlumberger following Schlumberger’s acquisition of Smith International in September 2010. Earlier in his career, he was an associate and a partner in the corporate section of Gardere Wynne Sewell LLP (now part of Foley & Lardner LLP) in Houston. Mr. Webster holds an economics degree from the University of Arizona and a joint Law/MBA from Loyola University.

EXECUTIVE COMPENSATION

Our “named executive officers” for fiscal year 2025 are identified in the following table (the “Named Executive Officers” or “NEOs”).

Name	Title
Keith D. Tucker (1)	Former Chief Executive Officer
Nelson M. Haight	Executive Vice President and Chief Financial Officer
James C. Webster(2)	Executive Vice President, Chief Legal Officer and Secretary

(1) Mr. Tucker served as Chief Executive Officer of the Company until January 31, 2026.
(2) Mr. Webster joined the Company effective April 15, 2025.

Management Changes

On April 15, 2025, Mr. Webster joined the Company as Executive Vice President, Chief Legal Officer and Secretary. In connection with his appointment, Mr. Webster entered into an offer letter with the Company. See the section titled “Employment and Compensation Arrangements” below for more details.

On January 31, 2026, Mr. Tucker’s employment as Chief Executive Officer was terminated without cause. Mr. Tucker currently serves as a consultant to the Company, as set forth in the Severance and Consulting Agreement and Release (the “Tucker Separation Agreement”). More detail regarding the Tucker Separation Agreement is set forth in the section titled “Additional Narrative Disclosure – Potential Payments Upon Termination or a Change in Control” below.

Executive Compensation Overview

Our executive compensation policies are designed to provide aggregate compensation opportunities for our Named Executive Officers that are competitive in the business marketplace based upon Company and individual performance. Our objectives are to:

•Ensure our compensation program incentives align with the Company’s business objectives;
•Link a significant portion of compensation toward achievement of the Company’s short-term and long-term performance objectives that align with our shareholder and stakeholder interests;
•Attract, motivate, reward and retain the broad-based management talent required to achieve our business objectives;
•Provide incentives for long-term continued employment with the Company;
•Reward individual performance; and
•Ensure that our compensation arrangements do not encourage unnecessary risk-taking.

The components of the compensation program in 2025 for our senior executives consisted of:

•annual base salaries;
•annual performance-based incentives paid in cash;
•long-term time-based RSUs and performance-based stock units; and
•benefits.

We offer limited executive perquisites for our senior executives. Except as described in “Retirement Benefits” and in “Perquisites and Personal Benefits” below, our senior executive officers participate in the same benefit plans as our other employees.

Role of the Compensation Committee - Executive Compensation

The Compensation Committee, composed entirely of independent directors, reviews and approves our executive compensation program for all senior executive officers, including the Named Executive Officers, to ensure that our compensation program is adequate to attract, motivate and retain well-qualified senior executives and that it is directly and materially related to the short-term and long-term objectives of Team and our shareholders and to Team’s operating performance. The Compensation Committee annually reviews and evaluates our executive compensation program to ensure that the program is aligned with our compensation philosophy. To carry out its role, among other things, the Compensation Committee:

•reviews the major compensation and benefit practices, policies and programs with respect to our senior executives;
•reviews appropriate criteria for establishing performance targets for executive compensation;
•determines appropriate levels of executive compensation;
•administers and makes recommendations to the Board with respect to severance and change in control arrangements pertaining to our senior executives (described below under “Executive Severance Policy”);
•administers and determines equity awards to be granted under our stock incentive plan;
•reviews our compensation programs, policies and practices for material risks; and
•reviews and recommends to the Board any changes to director compensation.

Role of the External Compensation Advisor

The Compensation Committee Charter grants to the Compensation Committee the authority to retain, at Company expense, independent compensation consultants, outside legal counsel and other advisors, and to approve their fees. These advisors report directly to the Compensation Committee. Throughout 2025, the Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent consultants to advise it on executive compensation matters, including with regard to Proposal Five – Approval of Amendment No. 1 to the second amendment and restatement of the Equity Incentive Plan and design and structure of potential long-term incentive awards under the Equity Incentive Plan. WTW performed their services solely on behalf of the Compensation Committee and did not provide any other services to the Company. Management of the Company had no role in selecting the Compensation Committee’s compensation consultant and had no separate relationship with WTW. The Compensation Committee assessed the independence of WTW pursuant to SEC rules and concluded that no conflict of interest existed that would prevent WTW from independently representing the Compensation Committee.

Although compensation studies provide important data for establishing our competitive compensation practices and compensation design, the Compensation Committee uses such studies only as a point of reference and not as a determinative factor for structuring and determining the amount of our Named Executive Officers’ compensation. The Compensation Committee also exercises discretion in its use of compensation studies and the studies do not supplant the significance of individual and Company performance that the Compensation Committee considers when making compensation decisions.

Peer Analysis

In reviewing the appropriate range of overall compensation and the appropriate ranges of the components of compensation, the Compensation Committee also considers the competitiveness of our compensation program against our peer companies. To facilitate this objective, the Compensation Committee retains an independent compensation consultant (as described above) and considers various compensation surveys and proxy statement compensation information for companies of comparable size and complexity to us and with whom we compete for talent. Management and the Compensation Committee, with the assistance of the Board and WTW, develop our compensation peer group. The peer group is primarily made up of companies that are generally in the range of 50% to 200% of our size with respect to revenues or that are in similar or adjacent industries to the Company. The last formal peer group provided by WTW was in 2024 but the Compensation Committee still uses that group for reference when having benchmarking discussions with WTW. This peer group will continue to be evaluated periodically to ensure continued relevance and applicability.

Based on that prior analysis provided by WTW, the 2025 compensation peer group consisted of the following companies:

•DXP Enterprises, Inc.
•Enerpac Tool Group Corp.
•Enpro Inc.
•ESCO Technologies, Inc.
•Matrix Service Company
•Mistras Group, Inc.
•MYR Group, Inc.
•Orion Group Holdings, Inc.
•Primoris Services Corporation
•Tetra Tech, Inc.
•TETRA Technologies, Inc.
•Thermon Group Holdings, Inc.

COMPANY POLICIES IMPACTING COMPENSATION

Executive Stock Ownership Guidelines

See “Share Ownership Guidelines; Restrictions on Trading in Company Securities” and “Hedging, Short Sale, Margin Account and Pledging Prohibitions” for a discussion of our policies on share ownership, restrictions of trading in our securities and prohibitions on hedging, short selling and pledging company stock.

Clawback Policy

We adopted a clawback policy effective as of August 8, 2023 that complies with the NYSE’s clawback rules promulgated under Section 10D of the Exchange Act and the rules thereunder, a copy of which is posted on our website at www.teaminc.com on the “Investors” page under “Corporate Governance.” In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any such financial reporting requirement, the clawback policy requires that covered executives must reimburse the Company, or forfeit, any excess incentive-based compensation received by such covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. Executives covered by the clawback policy are current and former executive officers, as determined by the Compensation Committee in accordance with Section 10D of the Exchange Act and the NYSE listing standards. Incentive-based compensation subject to the clawback policy includes any cash or equity compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. The amount subject to recovery is the excess of the incentive-based compensation received based on the erroneous data over the incentive-based compensation that would have been received had it been based on the restated results. The clawback policy only applies to incentive-based compensation received on or after October 2, 2023.

Equity Grant Practice

The Compensation Committee approves the grant of stock-based equity awards, such as PSUs, RSUs and options, at its meetings or by written consent (to be effective on the date of the meeting or receipt of all signed consents, or a later date). The Compensation Committee does not engage in any market timing with regards to the stock-based equity awards made to executive officers or other award recipients. It is the Company’s policy that all stock option grants, if granted, have an exercise price per share equal to the fair market value of our Common Stock based on the closing market price per share on the grant date.

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Risk Assessment of Compensation Plans

The Compensation Committee’s annual review and approval of our compensation strategy includes the review of compensation-related risk management. In this regard, the Compensation Committee reviews the Company’s compensation programs for employees and executives, including the variable cash incentive plans and long-term, equity-based incentive awards. All of our executive compensation programs and plans were deemed to have substantial risk mitigations which, in the most material compensation programs and incentive plans, include the use of an appropriate, objectively selected peer group to support decision-making, a balanced mix of fixed and variable pay and short- and long-term incentives; use of multiple performance measures including corporate, business unit and individual performance weightings in incentive plans; a portfolio of long-term equity incentives including time-based and performance-based measures; caps, discretion in payment, oversight by non-plan participants, appropriate used of retention-based awards for key executives, significant stock ownership guidelines, pre-approval requirements for executive stock transactions; and the existence of policies prohibiting Company stock hedging and pledging by our directors and executive officers (as described above under “Share Ownership Guidelines; Restrictions on Trading in Company Securities”) and retention of discretion to reduce certain incentive amounts and requiring executive incentive compensation recoupment in specified circumstances as provided under our Clawback Policy described above. Board and management processes are in place to oversee risk associated with our executive incentive compensation programs and practices, including, but not limited to, regular business reviews; alignment of compensation plan goals with our annual and long-term strategic business goals, objectives and performance expectations; review of actual pay from performance-based incentives to validate goal setting processes and the alignment with performance; review of enterprise risk management by the Board as part of the annual strategy and budget reviews; and other appropriate internal controls. The Compensation Committee concluded that the Company’s compensation philosophy, plans, programs and policies, considered as a whole, including applicable risk-mitigation features, are not reasonably likely to have a material adverse effect on the Company. This determination, which was conducted by our Compensation Committee with the assistance of our other independent directors, senior management and the Compensation Committee’s outside compensation consultant, covered a wide range of practices and policies. The Compensation Committee continues to monitor its compensation policies and practices to determine whether its risk management objectives are being satisfied.

Tax Considerations

U.S. Internal Revenue Code Section 162(m) imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to the Chief Executive Officer and certain other executive officers (“covered employees”). As such, any compensation in excess of the $1 million annual limit that we may pay to a covered employee is not deductible.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following Summary Compensation Table provides certain summary information concerning the compensation earned for services rendered in all capacities to Team and our subsidiaries for the years ended December 31, 2024 and 2025 by our Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President, Chief Legal Officer and Secretary.

2025 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Keith D. Tucker(4)	2025	$750,000	$—		$—	$495,119	$20,536	$1,265,655
Former Chief Executive Officer	2024	$750,000	$—		$—	$880,725	$29,016	$1,659,741
Nelson M. Haight	2025	$483,000	$75,000	(5)	$—	$239,142	$26,713	$823,855
Executive Vice President and Chief Financial Officer	2024	$467,769	$75,000		$—	$411,976	$31,432	$986,177
James C. Webster(6)	2025	$285,465	$200,000		$241,020	$168,340	$16,778	$911,603
Executive Vice President, Chief Legal Officer and Secretary

1.The amounts reported in this column represent the aggregate grant date fair value of the stock-based awards granted to the Named Executive Officers during the years presented, as computed in accordance with ASC 718. This column includes the values of PSUs, at highest level of performance achievement, and RSUs. The aggregate grant date fair value of the RSUs is the amount that Team expects to expense for accounting purposes over the award’s vesting schedule and does not correspond to the actual value, if any, that the Named Executive Officers will realize from the award as the actual value of the RSUs at the time of vesting may vary from the value used for accounting purposes. The estimated expense for the PSUs can vary based on the estimated performance level of achievement during the measurement period. The actual value of PSUs vested could be different from the amount shown because it depends on actual performance and the actual value of the shares at the time of vesting. For the assumptions used in valuing these awards for purposes of computing this expense see Note 13 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2025.
2.Represents the bonuses earned under our Executive Bonus Plan for the years shown. The bonuses are paid subsequent to year end based on the final results for the fiscal year.
3.Represents employer contributions for medical insurance and the 401(k) Plan.
4.Mr. Tucker served as Chief Executive Officer of the Company until January 31, 2026.
5.Represents a $75,000 cash payment to Mr. Haight pursuant to the vesting of a cash incentive award granted in 2022.
6.Mr. Webster joined the Company effective April 15, 2025. In connection with Mr. Webster joining the Company, he received a sign-on bonus of $200,000 paid in two installments in fiscal year 2025, and an initial equity grant comprised of RSUs and PSUs.

Narrative Disclosure to Summary Compensation Table

Annual Base Salaries

Base salaries provide our executive officers with a relatively secure level of compensation. Adjustments to base salary rates are typically considered each year during the second calendar quarter, though mid-year adjustments may be made in the event of promotion or other special circumstance. In 2025, Messrs. Tucker’s and Haight’s base salaries remained at $750,000 and $483,000, respectively. Mr. Webster joined the Company effective April 15, 2025 and his base salary was set to $425,000.

Annual Performance Based Incentives Paid in Cash

We use annual performance-based incentives paid in cash to focus our senior executives on financial and operational objectives that the Compensation Committee believes are primary drivers of our financial performance over time and to reward the achievement of short-term financial and operational performance, the execution of strategic objectives, individual contributions to Team results and to provide timely recognition of performance and accomplishments. The Compensation Committee believes that overall levels of annual performance-based incentives paid in cash should be consistent with our overall strategic, financial and operational performance while considering the cyclical nature of our business. In connection with the Tucker Separation Agreement, Mr. Tucker will receive an amount in cash equal to the amount that he would have received as an annual bonus for fiscal year 2025 had he remained employed with the Company at the time such payments were paid out.

Our Executive Bonus Plan is an annual performance-based incentive plan for our senior executives based upon our annual operating plan and budget approved by our Board (the “Executive Bonus Plan”). Annual awards under the Executive Bonus Plan for 2025 for Adjusted EBITDA, Free Cash Flow, Revenue and Safety were based on performance relative to threshold, target and maximum performance levels set at the time the awards are made. Messrs. Tucker, Haight and Webster’s target annual bonus opportunities for 2025 were 100%, 75% and 60%, respectively, of their annual base salaries. When performance falls below the threshold, executives receive no payout. Executive Bonus Plan payouts for achievement at the threshold level of performance are set at 50% or below the target payout level, payouts for achievement at the target level of performance are set at 100% of the target payout, and payouts for achievement at the maximum level of performance are set at 200% of the target payout. Performance between any of the established levels yields a proportional payout. For 2025, the performance measures and weightings for the Executive Bonus Plan were as follows: Adjusted EBITDA 40%, Free Cash Flow 30%, Revenue 20%, and Safety (“TRIR”) 10%.

The Compensation Committee selected Adjusted EBITDA and Free Cash Flow as performance measures for 2025 to focus the Company’s management team on profitability and cash generation. Revenue was selected as a performance measure to focus on the growth of the Company’s business and TRIR was selected as the critical measure for our safety performance. The Compensation Committee believes that our performance against these performance measures is critical to improving the Company’s overall financial and operational health and is a primary driver, over time, of the value of our Company. In selecting these performance measures and awarding the corresponding incentive opportunities, the Compensation Committee considered the input of management, members of the Board and other Company stakeholders. The Committee, after reviewing the Company’s performance under the Executive Bonus Plan, has the authority to adjust amounts payable under the Executive Bonus Plan in its discretion.

The Compensation Committee established the following performance goals for the 2025 Executive Bonus Plan.

•Annual Adjusted EBITDA target of $67.5 million with threshold performance of $54 million and maximum performance of $81 million.
•Free Cash Flow target of $54 million with threshold performance of $43.2 million and maximum performance of $54.8 million.
•Revenue target of $887.3 million with threshold performance of $852.3 million and maximum performance of $1.065 billion.

•Safety performance target TRIR of 0.20 with threshold performance at 0.21 and maximum performance at 0.18.

In evaluating the achievement of the 2025 performance goals, the Compensation Committee determined the following:

•The Company achieved an Adjusted EBITDA performance which exceeded the threshold level of performance but was below the target level of performance.

•The Company did not achieve a Free Cash Flow performance exceeding the threshold level of performance.

•The Company achieved a Revenue performance which exceeded the target level of performance at 105.1% of the target.

•The Company achieved safety performance of a 0.19 TRIR, which exceeded the target level of performance by 150% of target.

The actual annual bonus amounts earned by each of the Named Executive Officers in fiscal year 2025 can be found in the “2025 Summary Compensation Table” above.

Long-Term Incentive Compensation

Long-term compensation grants to our executive officers provide them with personal financial motivation and a stake in our long-term success. The Compensation Committee believes these awards also help us retain executives who are committed to achieving our corporate goals.

The Compensation Committee independently reviews market data, considers any management proposals, consults with outside experts as needed and makes its own determinations for the granting of any equity-based awards. In awarding long-term incentives, the Compensation Committee considers the level of responsibility, prior experience and achievement of individual performance criteria, as well as peer company comparisons and other factors which are described in the “Executive Compensation” section above. In addition, the Compensation Committee considers past grants of long-term incentive awards, as well as current equity holdings of our executives to ensure alignment with our shareholder interests.

Special Equity Awards Granted in 2023

In November 2023, to (i) more fully align our NEOs with our long-term, profitable growth strategy, (ii) incentivize and retain our NEOs to lead the execution of our long-term strategic plan and (iii) bind our NEOs together as a team, the Board approved a one-time, multi-year equity grant to each of our NEOs (the “Special Equity Awards”). The Board engaged in a thorough and comprehensive process over an approximately eight-month period to develop an appropriate long-term equity incentive program. The awards, comprised 30% of RSUs and 70% of PSUs, were intended to cover annual long-term equity awards for fiscal years 2023, 2024 and 2025.

The Board also sought to incentivize the executive leadership team to continue managing the business in order to generate the intended corresponding creation of stockholder value, aware that our NEOs who are critical to the execution of our strategy had equity ownership levels that were low or insufficiently retentive.

Set forth below is an outline of the terms of the Special Equity Awards granted to Messrs. Tucker and Haight on November 6, 2023:

Term	RSU	PSU
Vesting	RSUs vest ratably over three years following the date of grant, subject to continued service through each vesting date.
50% of earned PSUs vest and settle within 60 days of vesting, the remaining earned PSUs are payable on December 31, 2026 (subject to continued service through such date), or other later date if required to determine final trailing four quarter performance.

Treatment Upon Voluntary Termination by Executive	Unvested awards are forfeited.	All unsettled earned PSUs and all unearned PSUs are forfeited.
Treatment Upon Death/Disability	Vesting of unvested awards is accelerated.
Any earned PSUs immediately vest and are payable. Any unearned PSUs will continue to be eligible to be earned on a pro-rata basis (based on the time the executive was employed by the Company during the Performance Period) based on actual achieved performance payable upon determination of achievement of any Performance Goal.

Treatment Upon Termination by Company without Cause or by Executive with Good Reason	Vesting of unvested awards is accelerated.
Any earned PSUs immediately vest and are payable. Any unearned PSUs will continue to be eligible to be earned on a pro-rata basis (based on the time the executive was employed by the Company during the Performance Period) based on actual achieved performance payable upon determination of achievement of any Performance Goal.

Treatment Upon a CIC	Vesting of unvested awards is accelerated.
Any earned PSUs immediately vest and are payable upon a CIC. If, at the time of a CIC, there are any unearned PSUs, the unearned PSUs associated with the single next tier target will immediately vest and become payable upon a CIC. Any remaining unvested PSUs will be forfeited.

Recoupment	Awards subject to Company’s Clawback Policy.	Awards subject to Company’s Clawback Policy.

In establishing the performance targets for the PSUs, the Board set performance targets tied to the achievement of our objective of returning the Company to profitable growth and the creation of significant shareholder value beyond recent average long-term stock market growth of the Company. The performance targets provide significant challenge, incentives and upside opportunity to execute on the Company’s long-term profitable growth plan through the critical next phase of our growth. The performance metric is based on achievement of the trailing four-quarter Adjusted EBITDA during the performance period from September 1, 2023 through December 31, 2026.

Employment and Compensation Arrangements

None of the Named Executive Officers have employment agreements with the Company. However, certain Named Executive Officers are subject to other employment arrangements, as described below.

Chief Executive Officer Compensation Arrangement

On March 21, 2022, the Company entered into an offer letter with Mr. Tucker to serve as Interim Chief Executive Officer of the Company, effective March 21, 2022 (the “2022 Compensation Letter”). The Compensation Committee engaged WTW to provide market and peer compensation data and recommendations on the structure and amount of all elements of the compensation package for the Chief Executive Officer. Mr. Tucker was named our permanent Chief Executive Officer on November 22, 2022.

Under the terms of the 2022 Compensation Letter, Mr. Tucker’s base salary was $590,000. The terms of the 2022 Compensation Letter provided that following his tenure as our Interim Chief Executive Officer, Mr. Tucker could become the permanent Chief Executive Officer, return to his prior role as a President, or transition to a role of Chief Operating Officer or an equivalent role. In the event Mr. Tucker assumed one of the non-Chief Executive Officer roles, his annual base salary would have been no less than $480,000. Mr. Tucker accepted the role as our permanent Chief Executive Officer on November 22, 2022. Mr. Tucker was eligible for an annual incentive bonus of 100% of his annual base salary with a maximum payout of 200% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. The 2022 Compensation Letter further provided that Mr. Tucker be granted a long-term incentive opportunity valued at approximately $680,000 that would vest on March 21, 2023, subject to applicable terms and conditions including Mr. Tucker’s continued employment with the Company, and consists of (i) a one-time RSU award with respect to 216,668 shares of the Company’s Common Stock, adjusted to 21,666 shares following the Company’s reverse stock split, which will only vest at 50% of the award in the event that Mr. Tucker no longer serves as the Company’s Interim or Permanent Chief Executive Officer prior to the date of vesting, and (ii) a one-time cash-incentive award valued at $325,000. The Company elected to issue a portion of the incentive award in cash to promote retention and to preserve available shares in the Equity Incentive Plan, given the historically low stock price at the time of the award.

In November 2023, the Company provided Mr. Tucker with a revised compensation letter (the “2023 Compensation Letter,” and, collectively with the 2022 Compensation Letter, the “Compensation Letters”). Under the terms of the 2023 Compensation Letter, effective October 1, 2023, Mr. Tucker’s annual base salary was increased to $750,000. Mr. Tucker was eligible for an annual incentive bonus of 100% of base salary (pro-rated during the 2023 calendar year based on the different base salary amounts in effect) with a maximum payout of 200% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. Mr. Tucker was also granted a long-term equity award described above in “Special Equity Awards Granted in 2023”.

Chief Financial Officer Compensation Arrangement

On June 13, 2022, the Company entered into an offer letter with Mr. Haight to serve as Chief Financial Officer of the Company effective June 13, 2022. The Compensation Committee engaged WTW to provide market and peer compensation data and recommendations on the structure and amount of all elements of the compensation package for the Chief Financial Officer.

Under the terms of the offer letter, Mr. Haight’s base salary was set at $450,000. Mr. Haight also received a $25,000 sign-on bonus under the terms of the offer letter. Mr. Haight is eligible for an annual incentive bonus of 75% of his annual base salary with a current maximum payout of 150% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. The offer letter further provides that Mr. Haight be granted a long-term incentive opportunity valued at approximately $450,000 and consists of (i) a one-time RSU award with respect to 261,628 shares of the Company’s Common Stock, adjusted to 26,162 shares following the Company’s reverse stock split, and (ii) a one-time cash-incentive award valued at $225,000 both vesting ratably over three years, subject to applicable terms and conditions including Mr. Haight’s continued employment with the Company. The Company elected to issue a portion of the incentive award in cash to promote retention and to preserve available shares in the Equity Incentive Plan, given the historically low stock price at the time of the award. Mr. Haight’s offer letter provides for certain severance benefits upon a termination of employment. Please see section entitled “Additional Narrative Disclosure – Potential Payments Upon Termination or a Change in Control” below for more details regarding the severance benefits Mr. Haight is entitled to receive.

Executive Vice President, Chief Legal Officer and Secretary Compensation Arrangement

On April 10, 2025, the Company entered into an offer letter with Mr. Webster to serve as Executive Vice President, Chief Legal Officer and Secretary of the Company, effective April 15, 2025. Under the terms of the offer letter, Mr. Webster’s base salary was set at $425,000. Mr. Webster received a $200,000 sign-on bonus under the terms of the offer letter, paid in two installments during 2025. Mr. Webster is eligible for an annual incentive bonus of 60% of his annual base salary with a current maximum payout of 120% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. Pursuant to the offer letter, Mr. Webster was also granted a long-term incentive opportunity in October 2025 with the number of shares determined by dividing $300,000 by the 30-day trading average prior to the date of the grant and with the awards comprised 1/3 in restricted stock units vesting ratably over three years and 2/3 in performance stock units with the same performance measures and performance period as the performance stock units granted to Company executives in November 2023. Mr. Webster’s offer letter provides for certain severance benefits upon a termination of employment as a result of being designated for participation in the

Executive Severance Policy (as defined below). Please see section entitled “Additional Narrative Disclosure – Potential Payments Upon Termination or a Change in Control” below for more details regarding the severance benefits Mr. Webster is entitled to receive.

Retirement Plans

We offer a defined contribution, or 401(k), plan to all of our employees based in the United States, including the Named Executive Officers. During 2025, we provided an employer match of 50% of the first 6% of the employee’s contribution.

Perquisites and Benefits

Our executive officers are eligible to participate in our broad-based medical, dental, vision, life and accidental death insurance programs. In 2025, our NEO’s did not receive any perquisites not available to other U.S. based employees of the Company.

Outstanding Equity Awards at 2025 Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers which are outstanding as of December 31, 2025. None of the Named Executive Officers have options outstanding.

	STOCK AWARDS
	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (5)	Market Value of Shares or Units of Stock That Have Not Vested ($) (6)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (5)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (6)
Name
Keith D. Tucker	11/6/2023(1)	28,055	$396,417	—	$—
	11/6/2023(2)	—	$—	196,384	$2,774,906

Nelson M. Haight	11/6/2023(1)	18,703	$264,273	—	$—
	11/6/2023(2)	—	$—	130,922	$1,849,928

James C. Webster	10/13/2025(3)	5,548	$78,393	—	$—
	10/13/2025(4)	—	$—	11,097	$156,801

(1)Represents RSUs that are subject to the applicable NEO’s continued employment through each applicable vesting date and will vest in equal one-third increments on the first three anniversaries of the date of grant.
(2)Represents PSUs granted on November 6, 2023 based on the achievement of the highest level of performance conditions. Actual amounts earned, if any, will be based on achievement of the applicable performance metrics over the measurement period.
(3)Represents RSUs that are subject to Mr. Webster’s continued employment through each applicable vesting date and will vest in equal one-third increments on the first three anniversaries of October 1, 2025.
(4)Represents PSUs granted on October 13, 2025 based on the achievement of the highest level of performance conditions. Actual amounts earned, if any, will be based on achievement of the applicable performance metrics over the measurement period.
(5)Represents RSUs and PSUs (as applicable) outstanding as of year-end 2025.
(6)The amounts in this column were calculated by multiplying the number of RSUs or PSUs (as applicable) held by our NEOs by $14.13, the closing price of our Common Stock on the New York Stock Exchange on December 31, 2025.

Additional Narrative Disclosure

Potential Payments Upon Termination or a Change in Control

The narrative below describes the payments and benefits that the Named Executive Officers would have received upon a qualifying termination of employment and, as applicable, a change in control on December 31, 2025. Each of Mr. Tucker, Mr. Haight and Mr. Webster were designated for participation in the Executive Severance Policy, which includes customary non-compete and release requirements, with Mr. Tucker as a Category I participant and with Mr. Haight and Mr. Webster as Category II participants.

The Executive Severance Policy provides generally that upon (i) involuntary termination by the Company without cause and (ii) employee voluntary termination for good reason, the terminated executive would receive:

aa continued salary for a stated period (18 months for Mr. Tucker and 15 months for Messrs. Haight and Webster), a portion of which may be paid in a single lump sum if necessary to satisfy exception requirements of Section 409A of the Code;

ba single lump sum payment ($19,000 for Mr. Tucker and $15,500 for Messrs. Haight and Webster) to compensate the executives for health and welfare benefits; and

caccess to outplacement assistance paid by the Company for six months.

In exchange for such benefits, the executive must enter into a general release agreement and one-year non-competition agreement with the Company. If the employee breaches the non-competition agreement prior to its expiration, the Company has the right to suspend all subsequent severance payments and to seek restitution for payments already made.

Severance benefits are also triggered when an involuntary termination without cause or voluntary termination for good reason occurs within 90 days before or within 360 days after a change of control. In such event, the terminated executive would generally receive:

a.a supplemental single lump-sum salary payment equivalent to 36 months for Mr. Tucker and 30 months for Messrs. Haight and Webster, payable on the 91st day following termination;

b.a supplemental single lump-sum compensation payment representing annual bonus opportunities, calculated as the higher of the most recent year’s paid bonus or the average bonus paid for the last three years (three times annual bonus opportunity for Mr. Tucker and two and one-half times annual bonus opportunity for Messrs. Haight and Webster);

c.a single lump-sum payment ($66,000 for Mr. Tucker and $55,000 for Messrs. Haight and Webster) to compensate the executives for health and welfare benefits payable on the 91st day following termination; and

d.access to outplacement assistance paid by the Company for six months.
These enhanced severance benefits are generally payable 91 days after termination from employment and are only available where both a change in control and an involuntary separation without cause or a voluntary separation for good reason occur. In exchange for such benefits, the executive must enter into a general release and six-month non-competition agreement with the Company.

For purposes of the Executive Severance Policy, the following definitions apply:

A “change in control” has the same meaning as set forth in the Equity Incentive Plan and generally means the first to occur of any of the following events:

aany person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company or 90% or more of the Company’s operating assets, other than in certain limited transactions; or

bexcept for certain transactions, the consummation of a merger, consolidation, or other reorganization of the Company.

A “voluntary separation for good reason” means the termination of employment by the executive upon the occurrence of any of the following events without the consent of the executive:

aa material diminution in the base compensation of the executive;

ba material change in geographic work location for an executive to a location more than 50 miles from the executive’s current work location; or

ca material diminution in the executive’s authorities, duties or responsibilities, and position within the leadership team; provided, however, that a “voluntary separation for good reason” shall not be considered to occur solely because an executive’s authorities, duties or responsibilities, and position are reallocated to other senior executives based on a good faith determination by the Board that such reallocation is necessary in order for the Company to adequately address material growth and/or expansion of the business.

An “involuntary termination of employment without cause” means a termination from employment that is not the result of:

aa good faith determination by the Board that the executive knowingly committed material acts involving fraud, dishonesty or violations of criminal or other statutes; or

ba good faith determination by the Board that the executive knowingly violated the Company’s Code of Business Conduct and Ethics.

The Board administers the Executive Severance Policy consistent with Section 409A of the Code and makes the final good faith determination on whether or not an involuntary termination is for cause or without cause; whether or not a voluntary termination is for good reason; and whether or not a change of control event has occurred and is objectively determinable.

Tucker Separation Agreement

Pursuant to the Tucker Separation Agreement, Mr. Tucker is entitled to receive (a) $1,125,000, payable in equal installments over the 18-month period following his departure, which reflects 18 months of base salary, (b) an amount in cash equal to the amount that Mr. Tucker would have received as an annual bonus for the 2025 performance period had he remained employed with the Company at the time such bonus payments were paid out, payable at the same time that such bonuses are paid to similarly situated management employees and (c) a single lump sum payment of $19,000 to compensate him for health and welfare benefits. In addition, Mr. Tucker’s outstanding and unvested RSUs immediately vested, and his outstanding and unvested PSUs will remain outstanding and continue to performance vest in accordance with their terms; provided that, any vesting payout on such PSUs shall be prorated by multiplying the number of units that would vest based on the performance criteria by 78%. The Tucker Separation Agreement also provides that following his termination of employment, Mr. Tucker will serve as a consultant to the Company for a 12-month period in exchange for a consulting fee of $375,000. Pursuant to the Tucker Separation Agreement, Mr. Tucker agreed to certain non-competition and non-solicitation covenants for an extended period of 24 months.

PAY VERSUS PERFORMANCE

The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the Summary Compensation Table, the “compensation actually paid” to our Chief Executive Officer and on an average basis, our other NEOs, in each case, as determined under SEC rules.

	Summary		Average Summary		Average Compensation		Value of Initial
	Compensation	Compensation	Compensation		Actually Paid To		Fixed $100
	Table Total for	Actually Paid	Table Total for		Non-PEO		Investment Based On:	Net Income (Loss) (in thousands) (5)
Year	PEO (1)	to PEO (1)(2)	Non-PEO NEOs (3)		NEOs (3)(2)		Total Shareholder Return (4)
2025	$1,265,655	$1,680,304	$867,729	(6)	$1,033,639	(6)	$269.14	$(49,210)
2024	$1,659,741	$3,520,399	$765,646		$2,039,256		$115.27	$(38,266)
2023	$3,606,768	$3,174,062	$2,171,817		$1,915,459		$6.06	$(75,722)

(1) The name of the Principal Executive Officers of the Company (each, a “PEO”) reflected in these columns for each applicable fiscal year is Mr. Tucker for each of fiscal year 2025, 2024 and 2023.

(2) In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values, such as assumed volatility and risk-free rate differ from those used at the time of grant due to the fluctuation in the stock price and the corresponding Monte Carlo Value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K.

(3) The names of each of the non-PEO NEOs reflected in these columns for each applicable fiscal year are as follows: (i) for fiscal year 2025, Mr. Haight and Mr. Webster and (ii) for fiscal year 2024 and 2023, Mr. Haight and André C. Bouchard.
(4) The Company TSR reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K, which is the three-year trading period ending on the last day of each year listed in the table.

(5) Represents the amount of net income (loss) reflected in the Company’s audited GAAP financial statements for each applicable fiscal year.

(6) The “compensation actually paid” to the PEO and the “average compensation actually paid” to the non-PEO NEOs reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2025, computed in accordance with Item 402(v) of Regulation S-K.

	PEO	Average Non-PEO NEOs
Total Compensation Reported in 2025 Summary Compensation Table	$1,265,655	$867,729
Less: Grant Date Fair Value of Stock & Option Awards Reported in the 2025 Summary Compensation Table	—	(120,510)
Plus: Year-End Fair Value of Awards Granted in 2025 that are Outstanding and Unvested	—	117,597
Plus: Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End)	325,437	108,478
Plus: Vesting Date Fair Value of Awards Granted in 2025 that Vested in 2025	—	—
Plus: Change in Fair Value of Awards Granted in Prior Years that Vested in 2025 (From Prior Year-End to Vesting Date)	89,212	60,345
Less: Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in 2025	—	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock & Option Awards in 2025 prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for 2025)	—	—
Total Adjustments	$414,649	$165,910

Compensation Actually Paid for Fiscal Year 2025	$1,680,304	$1,033,639

Pay versus Performance Comparative Disclosure

Compensation Actually Paid and Company TSR

The amount of “compensation actually paid” to our PEOs and the “average compensation actually paid” to our other NEOs is generally aligned with the Company’s cumulative TSR over the three years presented in the table when taking into consideration that the TSR calculation for 2023 includes the 2021 year when the Company’s stock price reduced by approximately 90%. The alignment of “compensation actually paid” with the Company’s TSR over the period is due to the fact that a significant portion of the “compensation actually paid” to our PEO and other NEOs is comprised of equity awards. For example, in November 2023, our Chief Executive Officer Mr. Tucker and our other NEOs (Messrs. Haight and Bouchard) were granted awards comprised 30% of RSUs and 70% of PSUs that were intended to cover annual long-term equity awards for fiscal years 2023, 2024 and 2025 and which comprise a significant portion of total compensation paid to them. TSR grew significantly in 2025 after an increase in 2024, and the Company continued to make financial improvements in 2025 as described in “Annual Performance Based Incentives Paid in Cash”.

Compensation Actually Paid and Net Income

While the Company does not use net income as a performance measure in its overall executive compensation programs, the measure of net income is generally correlated with the measure of Adjusted EBITDA, which comprises a significant portion of the performance goals for the Company’s Annual Executive Bonus Plan and equity awards in the form of PSUs. Although the Company’s net income remained negative in 2025, the changes in our “compensation actually paid” to our PEOs and the “average compensation actually paid” to our other NEOs were generally aligned with changes in our net income between 2023, 2024 and 2025 after factoring in that the equity grant made in 2023 was for a three-year period.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025, with respect to our equity compensation plans previously approved by our shareholders and equity compensation plans not previously approved by our shareholders.

	Equity Compensation Plans
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	390,709	NA	152,062
Equity compensation plans not approved by shareholders	—	—	—
Total	390,709	NA	152,062

(1)This column reflects all shares of common stock subject to outstanding RSUs and PSUs issuable at the highest performance level, granted under the Equity Incentive Plan.
(2)There are no outstanding options, warrants or rights.
(3)Represents amounts available to grant as of December 31, 2025 under the Equity Incentive Plan approved by shareholders in May 2018 and amended and approved by our shareholders in May 2021, which replaced our previous equity compensation plans.

HOLDINGS OF MAJOR SHAREHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock (our only class of voting securities) as of April 1, 2026 for (a) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director or nominee for director, (c) the Named Executive Officers and (d) all senior executive officers and directors as a group. Unless otherwise indicated, the address of each person named below is the address of the Company at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Common Stock
Gary Hill	—	(2)
Nelson M. Haight	42,169	(3)	*
James C. Webster	—	(4)	*
Keith D. Tucker	67,704	(5)	1.5%*
Michael J. Caliel	91,961		2.0%
Anthony R. Horton	22,082		*
Evan S. Lederman	5,978		*
J. Michael Anderson	3,000		*
Edward J. Stenger	14,890		*
Pamela J. McGinnis	1,332		*
Michael Stewart	1,453,260	(6)	4.9%
K. Niclas Ytterdahl	—		*
All current directors, nominees and executive officers as a group (11 persons)	1,634,672		8.8%
APSC Holdco II, L.P.	500,000	(7)	9.9%
Corre Opportunities Qualified Master Fund, LP	1,309,777	(8)(9)	23.1%
Corre Horizon Fund, LP	366,034	(8)(10)	5.5%
Corre Horizon II Fund, LP	428,515	(8)(11)	6.6%
Barclays PLC	313,458	(12)	6.9%
______________
 * Less than 1% of outstanding Common Stock.

1.The information as to beneficial ownership of Common Stock has been furnished, respectively, by the persons and entities listed, except as indicated below. Each individual or entity has sole power to vote and dispose of all shares listed opposite his, her or its name except as indicated below.
2.Excludes 39,637 shares underlying unvested RSUs which will vest one-third on February 1, 2027, 2028 and 2029, each unless earlier terminated.
3.Excludes 18,703 shares underlying unvested RSUs which vest on November 6, 2026, unless earlier terminated.
4.Excludes 5,548 shares underlying unvested RSUs which vest one-third on October 1, 2026, 2027 and 2028, each unless earlier terminated.
5.Mr. Tucker departed from his role as Chief Executive Officer of the Company, effective as of January 31, 2026. Beneficial ownership information is based on information contained in the last Form 4 filed by Mr. Tucker with the SEC prior to January 31, 2026, and additional information provided by Mr. Tucker, adjusted to give effect to subsequent transactions of which we are aware in connection with employment-related equity awards.
6.Michael Stewart is a managing member of Stellex with investment and voting control over the shares issuable upon exercise of that certain Amended and Restated Warrant No.5 and that certain Amended and Restated Warrant No. 6 (together, the “A&R Stellex Warrants”). As a result of such relationship, Mr. Stewart may be deemed to beneficially own such securities. Pursuant to the terms of the A&R Stellex Warrants, the Stellex Holder is not permitted to exercise such warrants to the extent that such exercise would result in the Stellex Holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with the Stellex Holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 4.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
7.The number of shares consists solely of shares issuable upon exercise of that certain Second Amended and Restated Warrant No. 1 (the “Second A&R AP Warrant”). Pursuant to the terms of the Second A&R AP Warrant, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 19.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 19.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder. The business address of APSC Holdco II, L.P. is c/o Iron Park Capital Partners L.P., 535 Madison Avenue, 31st Floor, New York, NY 10022. Atlantic Park Strategic Capital Parallel Master Fund, L.P. is the sole beneficial owner of APSC Holdco II, L.P. Pursuant to an Investment Management Agreement, Atlantic Park Strategic Capital Parallel Master Fund, L.P. has delegated its voting and dispositive power over its direct and indirect investments to Iron Park Capital Partners, LP and GASC APF, L.P. and appointed each of them to jointly act as investment advisers. Each of APSC Holdco II, L.P., Atlantic Park Strategic Capital Parallel Master Fund, L.P., Iron Park Capital Partners, LP and GASC APF, L.P. may be deemed to beneficially own the shares of our Common Stock beneficially owned by APSC Holdco II, L.P.
8.Based on information provided in the Amendment No. 9 to Schedule 13D filed with the SEC on September 16, 2025 by Corre Opportunities Qualified Master Fund, LP (“Corre Qualified Fund”), Corre Horizon Fund, LP (“Corre Horizon”), Corre Horizon II Fund, LP (“Corre Horizon II” and together with Corre Qualified Fund and Corre Horizon, the “Funds”), Corre Partners Advisors, LLC (the “General Partner”), John Barrett and Eric Soderlund, 12 East 49th Street, 40th Floor, New York, NY 10017 and in the Forms 4 of Corre Partners Management, LLC (the “Investment Advisor”), Corre Horizon, Corre Qualified Fund and Corre Horizon II filed on December 3, 2025 and December 8, 2025. According to such Schedule 13D, Corre Qualified Fund has shared voting power and shared dispositive power with respect to 1,040,951 shares; Corre Horizon has shared voting power and shared dispositive power with respect to 249,942 shares; Corre Horizon II has shared voting power and shared dispositive power with respect to 296,403 shares; the General Partner has shared voting power and shared dispositive power with respect to 1,587,296 shares; John Barrett has shared voting power and shared dispositive power with respect to 1,587,296 shares; and Eric Soderlund has shared voting power and shared dispositive power with respect to 1,587,296 shares. The General Partner serves as the general partner to the Funds, the Investment Advisor has been delegated investment authority over the assets of the Funds by the General Partner. According to such Schedule 13D: (i) Corre Opportunities Fund may be deemed to be the beneficial owner of 1,040,951 shares of Common Stock, (ii) Corre Horizon may be deemed to be the beneficial owner of 249,942 shares of Common Stock, (iii) Corre Horizon II may be deemed to be the beneficial owner of 296,403 shares of Common Stock, and (iv) each of the General Partner, Mr. Barrett and Mr. Soderlund may be deemed to be the beneficial owner of 1,587,296 shares of Common Stock. According to such Forms 4, between December 1, 2025 and December 8, 2025, Corre Qualified Fund directly acquired an additional 13,768 shares and Corre Horizon II directly acquired an additional 3,262 shares. The business address of the Funds is c/o Corre Partners Management, LLC, 12 East 49th Street, 40th Floor, New York, New York 10017. Each of (i) the General Partner, which serves as the general partner of the Funds, (ii) Mr. John Barrett, who serves as a managing member of the General Partner and the Investment Adviser, and (iii) Mr. Eric Soderlund, who serves as a managing member of the General Partner and the Investment Adviser, has shared power to vote or direct the vote, and shared power to dispose or direct the disposition of, the shares of Common Stock beneficially owned or to be owned by the Funds.
9.The number of shares includes 255,058 shares of common stock issuable upon exercise of that certain Warrant No. 2. Pursuant to the terms of Warrant No. 2, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 9.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
10.The number of shares includes 116,092 shares of common stock issuable upon exercise of that certain Warrant No. 3. Pursuant to the terms of Warrant No. 3, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 9.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
11.The number of shares includes 128,850 shares of common stock issuable upon exercise of that certain Warrant No. 4. Pursuant to the terms of Warrant No. 4, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 9.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
12.Based on information provided in the Amendment No. 2 to Schedule 13G filed with the SEC on February 11, 2026 by Barclays PLC. The business address of Barclays PLC is 1 Churchill Place, London, E14 5HP, England.

We do not know of any arrangement that may at a subsequent date result in a change of control of the Company.

TRANSACTIONS WITH RELATED PERSONS

The Board has adopted a written Related Party Transaction Policy in order to ensure that any related party transactions are properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. All related party transactions, including transactions between us and any executive officer, director, director nominee or more than 5% shareholder of the Company, or any of their immediate family members, where the amount exceeds $120,000 and in which such related person has a direct or indirect material interest, must be approved by our Audit Committee.

Under the policy, any related party (or if the related party is an immediate family member of an executive officer or director, such executive officer or director) must notify the Company’s Chief Legal Officer in writing of facts and circumstances of any proposed transaction with a related person. Any member of the Audit Committee who has an interest in a transaction under review must abstain from voting on the approval of the transaction. The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that the transaction is not inconsistent with the interests of the Company and its shareholders. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the related party transaction.

Related party transactions must also comply with our existing policies and procedures, including the Code of Business Conduct and Ethics and Corporate Governance Principles.

AUDIT COMMITTEE REPORT
Committee Purpose and Evaluation. The primary purpose of the Audit Committee is to monitor (a) the integrity of the Company’s financial statements; (b) compliance by the Company with legal and regulatory requirements; (c) the registered public accounting firm’s (independent auditor’s) qualifications and independence; (d) the performance of the Company’s independent auditor and internal audit function; and (e) the Company’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the Company. The Audit Committee is solely responsible for the appointment and compensation of Team’s independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.teaminc.com on the “Investors” page under “Corporate Governance.”

Audit Committee Engagement. The Audit Committee discusses the overall scope and plans for their respective audits with our internal auditors and KPMG LLP. The Audit Committee meets regularly with the internal auditors and KPMG LLP, with and without representatives of management, to discuss the results of their examinations, the evaluations of Team’s internal controls and the overall quality of its accounting principles.

Committee Composition. The Audit Committee consists of the four members of our Board identified below. Our Board has determined that each Audit Committee member is independent and satisfies the requirements of financial literacy and other qualifications under applicable law and the regulations of the SEC and NYSE. In addition, our Board has determined that Messrs. Horton and Stenger, as defined by SEC rules, are both audit committee financial experts.

Required Communications with KPMG LLP. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed KPMG LLP’s independence from Team and its management with KPMG LLP. As stated below in Information on Independent Public Accountants, the Audit Committee annually approves all audit services, permissible non-audit services and related fees conducted by our independent auditor and has concluded that the provision of any services to the Company by KPMG LLP did not impact KPMG LLP’s independence in the conduct of their auditing functions.

Committee Oversight of Financial Statements. The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with senior management and has discussed with KPMG LLP, the independent auditors for Team, the matters required to be discussed with the committee under applicable standards of the SEC and Public Company Accounting Oversight Board (United States), including Auditing Standard No. 1301, “Communications with Audit Committees” and the SEC. In general, these auditing standards require the independent registered public accounting firm to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accounting firm’s judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accounting firm have consulted outside the engagement team.

Committee Oversight and Assessment of KPMG LLP. In connection with the evaluation, appointment and retention of the independent registered public accounting firm, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the registered public accounting firm and lead partner, including consideration of input from management. In doing so, the Audit Committee considers various factors including, but not limited to: the quality of services provided; technical expertise and knowledge of the industry and the Company’s business and operations; effective communication; objectivity; independence; cost effectiveness and the potential impact of changing the independent registered public accounting firm.

In performing all of these functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of Team’s management and KPMG LLP which, in its report, expresses an opinion on whether or not Team’s annual financial statements conform, in all material respects, with accounting principles generally accepted in the United States. In reliance on the opinions and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Audit Committee
Edward J. Stenger, Chairman
Anthony R. Horton
Evan S. Lederman
K. Niclas Ytterdahl

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS
A representative of KPMG LLP is expected to attend the Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the meeting.
Principal Accountant Fees and Services
The following table sets forth the fees billed by KPMG LLP for the years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees	$1,475,500	$1,379,000
Audit-Related Fees	—	—
Tax Fees	37,273	50,261
All Other Fees	—	—
Total	$1,512,773	$1,429,261

The Audit Committee’s charter provides for review and pre-approval by the Audit Committee of all audit services, permissible non-audit services and related fees conducted by our independent auditor. The Audit Committee meets annually to approve audit and tax fees for the ensuing year. The Audit Committee has authorized the Chairman of the Audit Committee to engage KPMG on non-audit matters not exceeding $100,000; provided that KPMG is more efficient or uniquely qualified to perform the work for which it is engaged and that such engagement is reported to the full Audit Committee in a timely manner. All of the fees and services described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” were approved by the Audit Committee and the Audit Committee concluded that the provision of such services by KPMG LLP did not impact KPMG LLP’s independence in the conduct of their auditing functions.

Under its charter, the Audit Committee has the duty and responsibility for ensuring the rotation of audit partners as required by law as well as periodically evaluating whether to rotate our independent auditors.
ANNUAL REPORT ON FORM 10-K

The Company will send, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2025, including the consolidated financial statements, as filed with the SEC, to any person whose proxy is being solicited, upon written request to Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478. You also may access this proxy statement, the Notice and our 2025 Annual Report on our website at www.teaminc.com under the “Investors” page.

DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS SHARING AN ADDRESS

To reduce the expenses of delivering duplicate proxy materials and to help the environment by conserving natural resources, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to shareholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478 or (281) 331-6154. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Proxy Statement Proposals-A shareholder who wishes to present a proposal for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must deliver the proposal to our principal executive offices no later than the close of business on December 29, 2026. Submissions should comply with the requirements of Rule 14a-8. Submissions of shareholder proposals received after that date will be considered untimely for inclusion in the Proxy Statement and form of proxy for our 2027 Annual Meeting. Shareholder proposals submitted other than in accordance with Rule 14a-8 are considered untimely, and management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the 2027 Annual Meeting, without any discussion in the Proxy Statement.

Other Proposals and Nominations-Our Bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in our proxy statement for that meeting. Our Bylaws require that a shareholder’s proposal, to be considered timely noticed, must be received by the Corporate Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. As a result, proposals submitted for our 2027 Annual Meeting in accordance with the provisions of our Bylaws must be received no earlier than December 29, 2026, and no later than the close of business on January 28, 2027, and must otherwise comply with the requirements of our Bylaws. However, if the date of our 2027 Annual Meeting has been changed by more than 30 days from the date of our 2026 Annual Meeting, then a shareholder’s proposal, in order to be considered timely, must be received by the Corporate Secretary not later than the later of the close of business on the 60th day prior to our 2027 Annual Meeting or the tenth day following the day on which notice of the date of our 2027 Annual Meeting was mailed or public disclosure of such date was made.

As set forth in our Bylaws, such shareholder’s notice shall set forth: (A) as to each person whom the shareholder proposes to nominate for election as a director, (1) all information as may be required by the Company pursuant to any policy of the Company governing the selection of directors; and (2) such person’s written consent to being named as a nominee and to serving as a director if elected; and (3) information as to any material relationships, including financial transactions and compensation, between the shareholder and the proposed nominee(s); and (B) as to any business the shareholder proposes to bring before the meeting, (1) a brief description of such business; (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); (3) the reasons for conducting such business at the meeting; and (4) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal or nomination is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal or nomination is made, (1) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner; (2) the class and number of shares of the Company that are owned beneficially and held of record by such shareholder and such beneficial owner; (3) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and (4) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding shares of capital stock required to approve or adopt the proposal or elect the nominee; and/or (y) otherwise to solicit proxies from shareholders in support of such proposal or nomination; and (5) a disclosure of all ownership interests, including derivatives, hedged positions and other economic and voting interests.

These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

All notices of proposals, whether or not to be included in our proxy materials, should be sent to our principal executive offices at Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.

You should rely only on the information contained (or incorporated by reference) in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated April 28, 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).

Our Annual Report is being mailed together with this Proxy Statement and is available at our website at www.teaminc.com, under the “Investors” page in accordance with the SEC’s “notice and access” regulations. The Annual Report does not constitute any part of the proxy solicitation material.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and at this date has not been informed of any matters that may be presented at the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote, pursuant to the proxy, in accordance with their best judgment on such matters.

James C. Webster
Executive Vice President, Chief Legal Officer and Secretary
April 28, 2026

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by May 20, 2026 at 1:00 a.m. Central Time.
Online Go to www.investorvote.com/TISI or scan the QR code — login details are located in the shaded bar below.
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Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A								Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF NOMINEES AND “FOR” PROPOSALS 2,3, 4 and 5.

1. Election of three (3) nominees named in the Proxy Statement as Class I directors:
	For	Withhold				For	Withhold
01 - Anthony R. Horton	☐	☐	02 - Evan S. Lederman			☐	☐	03 - K. Niclas Ytterdahl		☐	☐

			For	Against	Abstain			For	Against	Abstain
2. Advisory vote on Named Executive Officer compensation.			☐	☐	☐	3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.		☐	☐	☐

4. Stellex Warrant Shares Issuance Proposal.			☐	☐	☐	5. Approval of Amendment No. 1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan.		☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign your name exactly as it appears on this proxy. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

03SOXC

2026 Annual Meeting of Team, Inc. Shareholders
Wednesday, May 20, 2026 at 8:00 A.M. C.T.
Offices of TEAM, Inc. located at 13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478

IMPORTANT ANNUAL MEETING INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MAY 20, 2026 ANNUAL MEETING OF SHAREHOLDERS. THE COMPANY’S PROXY STATEMENT AND FORM 10-K ARE AVAILABLE AT:
www.investorvote.com/TISI

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

REVOCABLE PROXY — TEAM, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 20, 2026
The undersigned hereby appoints James C. Webster and Matthew Acosta, or any persons then-serving in the role of Secretary or Chief Accounting Officer of the Company, with full power of substitution and ratification, attorney and proxy of the undersigned to vote all shares of Team, Inc. which the undersigned is entitled to vote at Team, Inc.’s 2026 Annual Meeting of Shareholders which will be held on May 20, 2026 at 8:00 A.M. (Central Time), at the offices of TEAM, Inc. located at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

APPENDIX A

SECURITIES PURCHASE AGREEMENT

BY AND BETWEEN
THE PURCHASERS LISTED IN SCHEDULE I HERETO

AND

TEAM, INC.

DATED AS OF SEPTEMBER 11, 2025

LIST OF SCHEDULES

SCHEDULE I.................................................…....................................…....................................... List of Purchasers

LIST OF EXHIBITS

EXHIBIT A..............................................................................................................Series B Certificate of Designation

EXHIBIT B........................................................................................................................Form of Warrant Agreement

EXHIBIT C.................................................................................................................................... Solvency Certificate

SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 11, 2025, is made by and between the Purchasers named in Schedule I hereto (together with any transferee of the Purchasers, the “Purchasers”) and Team, Inc., a Delaware corporation (the “Issuer” and, together with the Purchasers and any transferee that becomes a party to this Agreement, the “Parties”).
WHEREAS, the Issuer desires to issue to the Purchasers, and the Purchasers desire to accept from the Issuer, the Series B Preferred Shares and Warrants (each as defined below, and, collectively, the “Securities”) as set forth in Schedule I hereto, in each case subject to the terms and conditions of this Agreement, the Series B Certificate of Designation (as defined below) and the Warrant Agreements (as defined below), as applicable.
NOW, THEREFORE, the Parties agree as follows:
Article ISALE AND PURCHASE OF SECURITIES
Section 1.01.Sale and Purchase of Securities. Subject to all of the terms and conditions of this Agreement, and in reliance on the representations, warranties, covenants and other agreements set forth herein,
(a)on the date of this Agreement (the consummation of the following, the “Initial Closing”),
(i)the Issuer will issue and sell, and each Purchaser will, severally and not jointly, purchase the number of authorized but unissued shares of non-convertible Series B Preferred Stock, par value $100.00 per share, with an Initial Stated Value of $1,000.00 per share (the “Series B Preferred Shares”) set forth opposite such Purchaser’s name under the heading “Initial Closing—Number of Series B Preferred Shares” in Schedule I hereto,
(ii)the Issuer will issue and sell, and each Purchaser will, severally and not jointly, purchase (A) warrants to purchase the number of shares of Common Stock, par value $0.30 per share (the “Common Stock”), set forth opposite such Purchaser’s name under the heading “Initial Closing—Number of Tranche A Warrants” in Schedule I hereto (the “Tranche A Warrants”) and (B) warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name under the heading “Initial Closing—Number of Tranche B Warrants” in Schedule I hereto (the “Tranche B Warrants,” and together with the Tranche A Warrants, the “Warrants”) (the aggregate of Tranche A Warrants for up to 982,371 shares of Common Stock and the aggregate of Tranche B Warrants for up to 470,889 shares of Common Stock collectively, the “Initial Warrants”), and
(iii)each Purchaser will pay its portion of the aggregate purchase price of $75,000,000.00 (the “Initial Purchase Price”) for the Securities issued at the Initial Closing as set forth opposite such Purchaser’s name in Schedule I hereto by wire transfer in immediately available funds, net of an amount equal to the Issuer’s reimbursement obligation pursuant to Section 5.02(a) hereof;
(b)thereafter, at any time until the expiration of the Delayed Draw Period, and from time to time, the Issuer may deliver a Delayed Draw Notice, and, subject to the satisfaction of the relevant conditions in Section 4.01 (each consummation of the following, a “Delayed Draw Closing”):
(i)the Issuer will issue and sell, and each Purchaser will, severally and not jointly, purchase up to the number of Series B Preferred Shares set forth opposite such Purchaser’s name under the heading “Delayed Draw Closing—Number of Series B Preferred Shares” in Schedule I hereto (the aggregate of up to 30,000 additional Series B Preferred Shares, the “Delayed Draw Preferred Shares”),
(ii)the Issuer will issue and sell, and each Purchaser will, severally and not jointly, purchase Tranche A Warrants and Tranche B Warrants for up to the number of shares of Common Stock set forth opposite such Purchaser’s name under the headings “Delayed Draw Closing—Number of Tranche A Warrants” and “Delayed Draw Closing—Number of Tranche B Warrants” in Schedule I hereto (in proportion to the number of Delayed Draw Preferred Shares being issued at such Delayed Draw Closing) (the aggregate of Tranche A Warrants for up to 392,946 additional shares of Common Stock and the aggregate of Tranche B Warrants for up to 188,358 additional shares of Common Stock collectively, the “Delayed Draw Warrants”), and
(iii)the Purchaser will pay up to its portion of the aggregate purchase price of $30,000,000.00 (the “Delayed Draw Purchase Price”) for the Securities issued at such Delayed Draw Closing (reduced proportionately to reflect the number of Delayed Draw Preferred Shares and Delayed Draw Warrants being issued at such Delayed Draw Closing), as set forth opposite such Purchaser’s name in Schedule I hereto by wire transfer in immediately available funds.
Section 1.02.Delayed Draw Notice. Subject to the terms and conditions of this Agreement, each notice by the Issuer to the Purchasers of a Delayed Draw Closing (the “Delayed Draw Notice”) shall specify:

(i)the proposed date for consummation of the Delayed Draw Closing (the “Delayed Draw Closing Date”), which shall be a Business Day occurring not less than twenty (20) Business Days after the date of the Delayed Draw Notice;
(ii)the number of Series B Preferred Shares for each Purchaser, which must be pro rata in accordance with their respective commitments set forth in Schedule I hereto, and shall be in aggregate increments of not less than 5,000 Series B Preferred Shares (or all such remaining available Delayed Draw Preferred Shares if less than 5,000 Series B Preferred Shares remains of the Delayed Draw Preferred Shares);
(iii)the number of shares of Common Stock that may be purchased upon exercise of each Tranche A Warrant and Tranche B Warrant to be issued to each Purchaser, which must be pro rata in accordance with their respective commitments set forth in Schedule I hereto (in an aggregate amount of Tranche A Warrants for not less than 65,491 shares of Common Stock and Tranche B Warrants for not less than 31,393 shares of Common Stock for each increment of 5,000 Series B Preferred Shares, unless less than 5,000 Series B Preferred Shares remain of the Delayed Draw Preferred Shares in which case the Delayed Draw Notice shall be for all remaining Tranche A Warrants and Tranche B Warrants);
(iv)the initial exercise price per share of Common Stock for each of the Tranche A Warrants and Tranche B Warrants to be issued on such Delayed Draw Closing Date (determined in accordance with the Warrant Agreement); and
(v)the portion of Delayed Draw Purchase Price to be paid by each Purchaser at the Delayed Draw Closing, which shall be an amount equal to the aggregate purchase price set forth opposite such Purchaser’s name under the heading Delayed Draw Purchase Price on Schedule I hereto, divided by the number of Delayed Draw Preferred Shares being purchased in such Delayed Draw Closing by such Purchaser in accordance with the Delayed Draw Notice.
The Purchasers shall not be required to effect more than one (1) Delayed Draw Closing per fiscal quarter during the Delayed Draw Period.
Section 1.03.Securities.
(a)Series B Preferred Shares. The Series B Preferred Shares will (i) be issued on each Closing Date to the Purchasers fully paid, non-assessable and free and clear of any Liens (other than restrictions on transfer set forth in the Series B Certificate of Designation, the Shareholders Agreement or under applicable securities laws), (ii) be registered to the Purchasers in the Issuer’s stock records, in the amounts purchased by the Purchasers, and (iii) have the designations, rights, preferences, powers, restrictions and limitations set forth in the Series B Certificate of Designation, attached hereto as Exhibit A.
(b)Warrants. The Warrants will (i) be issued on each Closing Date to the Purchasers fully paid, non-assessable and free and clear of any Liens (other than restrictions on transfer set forth in the Warrant Agreement, the Shareholders Agreement or under applicable securities laws) and (ii) have the rights, preferences, powers, restrictions and limitations set forth in a Warrant Agreement in form of the form of Warrant Agreement, attached hereto as Exhibit B.
(c)Certificates. The Board of Directors of the Issuer has determined by resolution that shares of Series B Preferred Shares will not be represented by certificates and will be uncertificated shares.
Section 1.04.Closing. The Initial Closing will take place remotely via the exchange and release of signatures on the date hereof. Each Delayed Draw Closing will take place remotely via the exchange and release of signatures, at such time and on the date set forth in the Delayed Draw Notice.
Section 1.05.Use of Proceeds.
(a)The proceeds of the Initial Closing will be applied by the Issuer to:
(i)substantially concurrently with the Initial Closing, make a prepayment of the outstanding loans under the ABL Facility in the principal amount of $25.0 million (without any corresponding reduction in commitments thereunder);
(ii)pay fees and expenses related to the Transactions; and
(iii)repay Indebtedness outstanding as of the initial Closing Date under the Second Lien Credit Agreement.
(b)The proceeds of each Delayed Draw Closing will be applied by the Issuer to:
(i)finance permitted acquisitions and certain growth initiatives (including the costs of expansion into new markets) pursuant to a Business Plan approved or certified by the board of directors of the Issuer;

(ii)repay Indebtedness outstanding as of the applicable Closing Date under the First Lien Credit Agreement; and
(iii)finance, in an amount of up to 20% of the aggregate net proceeds of any Delayed Draw Closing and each other consummated Delayed Draw Closings, the agreed upon transformation plan mutually determined by Stellex and the Issuer.
Article IIREPRESENTATIONS AND WARRANTIES OF THE ISSUER
The Issuer represents and warrants to the Purchasers as of the date hereof and on each Delayed Draw Closing that:
Section 2.01.Capitalization.
(a)As of the date of this Agreement (after giving effect to the filing and effectiveness of the Series B Certificate of Designation with the Secretary of State of the State of Delaware (the “Delaware Secretary”) and without giving effect to the issuance of the Warrants), the authorized capital stock of the Issuer will consist of (i) 500,000 preferred shares, par value $100.00 per share, of which (A) 100,000 such shares are designated as “Series A Preferred Stock,” and (B) 105,000 such shares are designated as Series B Preferred Shares, and (ii) 12,000,000 shares of Common Stock. As of the date hereof, except for those Series B Preferred Shares and shares of Common Stock contracted to be issued pursuant to this Agreement, only (i) 4,498,854 shares of Common Stock are issued and outstanding, (ii) warrants exercisable for 500,000 shares of Common Stock are issued to Atlantic Park Strategic Capital Fund, L.P., (iii) warrants exercisable for 500,000 shares of Common Stock are issued to Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon II Fund, LP, (iv) 102,235 shares of Common Stock are reserved or issuable pursuant to restricted stock units and (v) 327,306 shares of Common Stock are reserved or issuable pursuant to performance stock units. Except for the securities described in the foregoing sentence, there are not issued, reserved for issuance or outstanding (i) any Equity Interests of the Issuer, (ii) any securities convertible into or exchangeable or exercisable for Equity Interests of the Issuer or (iii) any warrants, calls, options or other rights to acquire from the Issuer any Equity Interests of the Issuer.
(b)No Person has any right of first refusal, preemptive right, right of participation, or any similar right with respect to the issuance of the Securities or the issuance of Common Stock upon exercise of the Warrants. When issued and sold against receipt of the consideration therefor, the Series B Preferred Shares, Warrants, and the Common Stock issued upon exercise of the Warrants will be duly authorized, validly issued, fully paid and non-assessable and free and clear of any Liens (other than restrictions on transfer set forth in the Series B Certificate of Designation, the Warrant Agreement or under applicable securities laws). The Issuer has reserved, and will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall be sufficient to permit the exercise in full of all Warrants issued and outstanding.
Section 2.02.Private Offering; No General Solicitation.
(a)Assuming the accuracy of the representations and warranties of the Purchasers set forth in ARTICLE III, it is not necessary in connection with the issue of the Securities to the Purchasers in the manner contemplated by this Agreement, to register the Securities under the Securities Act.
(b)None of the Issuer or its Affiliates or any Person acting on any of their behalf (other than the Purchasers and their respective Affiliates, as to whom the Issuer makes no representation or warranty) directly or indirectly, has offered, sold or solicited any offer to buy, and will not, directly or indirectly, offer, sell or solicit any offer to buy, any security of a type or in a manner which would be integrated with the issue of the Securities (other than any issuance of additional Securities on any Closing Date). None of the Issuer or its Affiliates or any Person acting on any of their behalf (other than the Purchasers and their respective assignees, as to whom the Issuer makes no representation or warranty) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D or in any matter involving a public offering within the meaning of Section 4(a)(2) of the Securities Act) in connection with the offering of the Securities.
(c)The Securities will not, on the date they are issued, be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on a U.S. automated interdealer quotation system.
Section 2.03.Organization, Good Standing and Qualification. The Issuer and each of its Subsidiaries:
(a)is an Entity duly organized (or incorporated, as the case may be), validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the country, state, province or territory of its incorporation, organization or formation;
(b)has the requisite power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged, except to the extent that the failure to own such properties and assets or transact business in such a way could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

(c)is duly qualified, authorized to do business and in good standing (to the extent such concept exists in the relevant jurisdictions) in each jurisdiction where it presently is, or proposes to be, engaged in business, except to the extent that the failure so to qualify or be in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
Section 2.04.Authorization. The Issuer has the requisite power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements to which it is a party. All requisite corporate action necessary for the execution, delivery and performance by the Issuer of the Transaction Agreements to which it is a party has been taken.
Section 2.05.Enforceability. The Transaction Agreements delivered by the Issuer, when executed and delivered, will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 2.06.No Conflict. The execution, delivery and performance by the Issuer of each Transaction Agreements to which it is a party, the issuance of the Securities or the issuance of Common Stock upon exercise of the Warrants:
(a)do not contravene any of the Governing Documents of the Issuer;
(b)do not contravene any Requirement of Law, except as such contravention could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and
(c)do not contravene any Material Contract.
Section 2.07.Consents and Filings. Other than any shareholder approval required pursuant to applicable stock exchange rules to be obtained by the Issuer prior to the issuance of Common Stock upon exercise of certain of the Warrants, no consent, authorization or approval of, or filing with or other act by, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Agreement or any other Transaction Agreements, the issuance of the Securities, the issuance of Common Stock upon exercise of the Warrants, or the consummation of the transactions contemplated hereby or thereby, except such consents, authorizations, approvals, filings or other acts as have been made or obtained, as applicable, and are in full force and effect.
Section 2.08.Ownership; Subsidiaries. As of each Closing Date, the Issuer has no Subsidiaries other than those set forth in an exhibit to its Form 10-K (in the case of the initial Closing Date, Exhibit 21 to the Form 10-K filed with the SEC on March 19, 2025), and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are free and clear of all Liens other than Liens permitted pursuant to Section 8.8 of the Second Lien Credit Agreement. All of the outstanding Equity Interests in the Issuer have been validly issued and are fully paid and nonassessable.
Section 2.09.Solvency. Both before and after giving effect to the sale of Securities, the disbursement of the proceeds of such sale, the use of the proceeds of all sales and the payment of all transaction costs in connection with the foregoing, the Issuer and its Subsidiaries, taken as a whole, are Solvent and no procedure, act or filing described as an “Insolvency Event” has taken place with respect to the Issuer or any of its Subsidiaries.
Section 2.10.SEC Filings; Financial Data.
(a)The Issuer has filed or furnished, as applicable, all forms, reports, schedules and other statements required to be filed or furnished by it with the SEC under the Exchange Act since January 1, 2025 (collectively, the “Issuer Reports”).
(b)As of its respective date, and, if amended, as of the date of the last such amendment, each Issuer Report complied in all material respects as to form with the applicable requirements of the Exchange Act, and any rules and regulations promulgated thereunder applicable to such Issuer Report. As of its respective date, and, if amended, as of the date of the last such amendment, and, except to the extent that information contained in any Issuer Report has been revised or superseded by a later filed Issuer Report filed and made publicly available prior to the date of this Agreement, no Issuer Report contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.
(c)Each of the consolidated balance sheets, and the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity (deficit) and cash flows as of, and for the year ended, December 31, 2024 and as of, and for the three and six months ended June 30, 2025, included in the Issuer Reports filed with the SEC under the Securities Act or Exchange Act, as applicable, have been prepared in accordance with GAAP consistently applied throughout the periods involved and fairly present, in all material respects, the financial position, results of operations and cash flows of the Issuer and its Subsidiaries for each of the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not have contained notes and were subject to normal and recurring year-end adjustments). As of each Closing Date, neither the Issuer nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the financial statements including in its Issuer Reports or the notes thereto and which any such case is material to the business, operations, properties, assets or condition (financial or otherwise) of the Issuer and any of its Subsidiaries taken as a whole.
Section 2.11.No Material Adverse Changes. Since June 30, 2025, there has been no change, occurrence, development or event, which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.12.Investment Company Act. The Issuer is not an “investment company,” or an “affiliated person” of, or a “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and neither the sale of the Securities, nor the application of the proceeds thereof by the Issuer, nor the consummation of the other transactions contemplated hereby, will require the Issuer to register as an “investment company” under the Investment Company Act of 1940, as amended.
Section 2.13.Taxes and Tax Returns.
(a)The Issuer and each of its Subsidiaries has timely filed all income and other material Tax returns it is required to file and such returns are complete and accurate in all material respects.
(b)All income and other material Taxes payable by the Issuer and each of its Subsidiaries that are required to have been paid have been timely paid.
(c)No material deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority with respect to Taxes payable by the Issuer or any of its Subsidiaries which remain unpaid except those being contested in good faith and for which adequate reserves have been provided in accordance with GAAP. There are no pending or, to the knowledge of the Issuer, threatened audits, investigations or claims by a Governmental Authority for or relating to any material liability of the Issuer or any of its Subsidiaries for Taxes.
(d)The Issuer is not, and is not reasonably expected to become, a “United States real property holding corporation” within the meaning of Section 897 of the Internal Revenue Code.
Section 2.14.No Judgments or Litigation. (x) No judgments, orders, writs or decrees are outstanding against the Issuer or any of its Subsidiaries, nor is there now pending or, to the knowledge of the Issuer after due inquiry, any threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against the Issuer or any of its Subsidiaries and (y) neither the Issuer nor any of its Subsidiaries is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, provincial, territorial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that:
(i)    individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or
(ii)    purports to affect the legality, validity or enforceability of this Agreement, any other Transaction Agreements or the consummation of the transactions contemplated hereby or thereby.
Section 2.15.Title to Property. The Issuer and each of its Subsidiaries has (i) good and marketable title in fee simple or equivalent to, or easements or valid leasehold interests in all of its Real Property and (ii) good and marketable title to all of its other assets, in each case, except where such failure to have such title, interest or right could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All of such assets are free and clear of Liens except for Permitted Liens. To the Issuer’s knowledge, there is no existing material event of default under any lease of its or its Subsidiaries’ Real Property, except where the event of default would not reasonably be expected to have Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect.
Section 2.16.No Other Indebtedness. On each Closing Date and after giving effect to the Transactions contemplated hereby, none of the Issuer nor any of its Subsidiaries has any Indebtedness other than Indebtedness permitted under Section 5.06 of the Series B Certificate of Designation.
Section 2.17.Compliance with Laws. On each Closing Date and after giving effect to the Transaction, none of the Issuer nor any of its Subsidiaries is in violation of any Requirement of Law, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 2.18.ERISA.

(a)Except as would not reasonably be expected to have a Material Adverse Effect, the Issuer, each of its Subsidiaries and each of their ERISA Affiliates have fulfilled all contribution obligations for each Pension Plan (including obligations related to the minimum funding standards of ERISA and the Internal Revenue Code), except for ordinary funding obligations which are not past due, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 303 and 304 of ERISA or Section 412 of the Internal Revenue Code has been made with respect to any Pension Plan.
(b)Except as would not reasonably be expected to have a Material Adverse Effect, no Termination Event has occurred nor has any other event occurred that is likely to result in a Termination Event. Except as would not reasonably be expected to have a Material Adverse Effect, none of the Issuer, each of its Subsidiaries or any fiduciary of any Plan, is subject to any material direct or indirect liability with respect to any Plan under any Requirement of Law or agreement.
(c)Except as would not reasonably be expected to have a Material Adverse Effect, none of the Issuer, each of its Subsidiaries or any of their ERISA Affiliates is required to or reasonably expects to be required to provide security to any Plan under Section 463(f) of the Internal Revenue Code, and no Lien exists or could reasonably be expected to arise with respect to any Pension Plan.
(d)Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Issuer and each of its Subsidiaries is in compliance in all material respects with all applicable provisions of ERISA and the Internal Revenue Code with respect to all Plans; (ii) there has been no “prohibited transaction” as defined in Section 406 or 407 of ERISA or Section 4975 of the Internal Revenue Code with respect to any Plan or any trust created thereunder for which no exemption is applicable and that could reasonably be expected to subject the Issuer or any of its Subsidiaries to a material civil penalty pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code; (iii) the Issuer, each of its Subsidiaries and each of their ERISA Affiliates have made when due any and all payments required to be made under any agreement or any Requirement of Law applicable to any Pension Plan or Multiemployer Plan; and (iv) with respect to each Pension Plan and Multiemployer Plan, none of the Issuer, each of its Subsidiaries or any of their ERISA Affiliates has incurred any liability to the PBGC or had asserted against it any penalty for failure to fulfill the minimum funding requirements of ERISA or the Internal Revenue Code other than for payments of premiums in the ordinary course of business.
(e)Except as would not reasonably be expected to have a Material Adverse Effect, each Plan and each trust established thereunder which is intended to qualify under Section 401(a) or 501(a) of the Internal Revenue Code has received a favorable determination or advisory opinion letter from the IRS, and no event has occurred since the date of such determination or advisory opinion letter which could reasonably be expected to adversely affect the qualified status of such Plan or trust.
(f)Except as would not reasonably be expected to have a Material Adverse Effect, the aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Pension Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Pension Plan, does not exceed the aggregate fair market value of the assets of such Pension Plan as of such date.
(g)Except as would not reasonably be expected to have a Material Adverse Effect, none of the Issuer, each of its Subsidiaries or any of their ERISA Affiliate has incurred or reasonably expects to incur any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in any such liability) under Section 4201 or 4243 of ERISA with respect to any Multiemployer Plan.
(h)The aggregate withdrawal liability that would be incurred in the event of a complete withdrawal as of the date of this Agreement by the Issuer, each of its Subsidiaries or any of their ERISA Affiliate from all Multiemployer Plans would not reasonably be expected to have a Material Adverse Effect.
(i)Except as would not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, claims or other proceedings, either pending or, to the knowledge of a Responsible Officer, threatened against the Issuer or any of its Subsidiaries, or otherwise involving a Plan (other than routine claims for benefits), which could reasonably be expected to be asserted successfully against any Plan, the Issuer, or any of its Subsidiaries.
Section 2.19.Intellectual Property. Each of the Issuer and its Subsidiaries owns, licenses, or otherwise has rights to all Patents, Trademarks, Copyrights, Industrial Designs and other Intellectual Property rights which are reasonably necessary for the operation of its business, except where the failure to own, license, or otherwise have rights therein could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Issuer has not, and to its knowledge none of its Subsidiaries has, infringed, misappropriated or otherwise violated any Patent, Trademark, Copyright, Industrial Design or other Intellectual Property right owned by any other Person where such infringement, misappropriation or other violation could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and no claim, dispute or litigation that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect is pending or, to the Issuer’s knowledge after due inquiry, threatened against the Issuer or any of its Subsidiaries relating to the infringement, misappropriation or other violation of any Patent, Trademark, Copyright, Industrial Design or other Intellectual Property right owned by any other Person.
Section 2.20.Labor Matters. The Issuer is not engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. As of the date hereof, there is (a) no unfair labor practice complaint pending against the Issuer, or to the best knowledge of the Issuer, threatened against the Issuer before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against the Issuer or to the best knowledge of the Issuer, threatened against the Issuer, (b) no strike or work stoppage in existence or threatened involving the Issuer, and (c) to the best knowledge of the Issuer, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.
Section 2.21.Compliance with Environmental Laws. Except as to matters that could not reasonably be expected to have a Material Adverse Effect:
(a)the Issuer and each of its Subsidiaries is in compliance with all applicable Environmental Laws and has obtained and maintains all Permits required pursuant to any Environmental Law required to conduct its business;
(b)there are and have been, no conditions, occurrences, violations of Environmental Law, or presence or Releases of Hazardous Materials which could reasonably be expected to form the basis of an Environmental Action against the Issuer, any of its Subsidiaries or affect any real property used in the business of the Issuer or any of its Subsidiaries;
(c)there are no pending Environmental Actions against the Issuer or any of its Subsidiaries, and none of the Issuer or any Subsidiary has received any written notification of any alleged violation of, or liability pursuant to, Environmental Law or responsibility for the Release or threatened Release of, or exposure to, any Hazardous Materials; and
(d)to the knowledge of the Issuer, all of the real property used in the business of the Issuer and each of its Subsidiaries is free of Hazardous Materials, and to the knowledge of the Issuer has at all times been free of Hazardous Materials, underground storage tanks and underground waste disposal areas, in each case except in material compliance with applicable Environmental Laws or in a manner that could not reasonably be expected to have a Material Adverse Effect.
Section 2.22.Licenses and Permits. The Issuer and each of its Subsidiaries has obtained and maintained all Permits which are necessary or advisable for the operation of its business, except where the failure to possess any of the foregoing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
Section 2.23.Compliance with Anti-Money Laundering Laws. None of the Issuer nor any of its Subsidiaries or any of the respective directors, officers, or, to the knowledge of the Issuer, employees, agents or other persons acting on behalf of the Issuer or any of its Subsidiaries is:
(a)a Person that is listed in the annex to, or otherwise designated by OFAC pursuant to the provisions of, Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”);
(b)a Person owned 50% or more by or Controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise designated by OFAC pursuant to the provisions of, the Executive Order;
(c)a Person with which any Person is prohibited from dealing or otherwise engaging in any transaction by applicable Anti-Money Laundering Laws; or
(d)a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or otherwise a Sanctioned Person.
Section 2.24.Sanctions; Anti-Money-Laundering Laws and Anti-Corruption Laws. Each of the Issuer and each of its Subsidiaries is in compliance in all material respects with applicable Anti-Money Laundering Laws, Sanctions and Anti-Corruption Laws and has instituted and maintains or is subject to policies and procedures designed to promote and achieve compliance with applicable Sanctions, Anti-Money Laundering Laws (if any) and Anti-Corruption Laws. None of the Issuer or its Subsidiaries has received any communication (including any oral communication) from any Governmental Authority alleging that it is not in compliance with, or may be subject to liability under, any Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws. The Issuer will not, directly or knowingly indirectly, use any portion of the proceeds of the Transaction, or lend, contribute or otherwise make available any proceeds of the Transaction to any Subsidiary, joint venture partner or other Person in violation of applicable Anti-Money Laundering Laws, Sanctions or Anti-Corruption Laws.
Section 2.25.Brokerage. Other than, for the avoidance of doubt, fees payable by or on behalf of the Issuer to Houlihan Lokey in its role as advisor to the Issuer in connection with the transactions contemplated by this

Agreement, there are no broker fees payable by or on behalf of the Issuer or its Subsidiaries in connection with the sale of the Securities.
Article IIIREPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
Each Purchaser severally, and not jointly, represents and warrants to the Issuer as of the date hereof that:
Section 3.01.Existence, Qualification and Power; Compliance with Laws. Such Purchaser,
(a)if an entity, is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction);
(b)has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to:
(i)own or lease its assets and carry on its business as currently conducted; and
(ii)execute, deliver and perform its obligations under the Transaction Agreements;
(c)if an entity, is duly qualified and in good standing (to the extent such concept exists in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; and
(d)is in compliance with all applicable Laws, writs, injunctions and orders;
(e)except in each case, other than with respect to clauses (a) and (b)(ii), to the extent that failure to do so would not reasonably be expected to result in a material adverse effect on such Purchaser’s ability to perform its obligations hereunder.
Section 3.02.Authorization; No Contravention.
(a)If such Purchaser is an entity, the execution, delivery and performance by such Purchaser has been duly authorized by all necessary corporate, limited liability, partnership or other organizational action of such Purchaser.
(b)The execution, delivery and performance by the Purchaser of this Agreement will not, if such Purchaser is an entity, contravene the terms of any of its Governing Documents.
Section 3.03.Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Purchaser of this Agreement or any other Transaction Agreement, except for,
(a)the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect; and
(b)those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to result in a material adverse effect on such Purchaser’s ability to perform its obligations hereunder.
Section 3.04.Binding Effect. This Agreement has been duly executed and delivered by such Purchaser. This Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.
Section 3.05.Investment Matters.
(a)Such Purchaser is, and was at the time such Purchaser was offered the Securities, (i) a qualified institutional buyer (within the meaning of Rule 144A(a)(1) under the Securities Act), (ii) an institutional accredited investor (as such term is defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D) or (iii) a non U.S. Person (as such term is defined in Regulation S) and will not acquire the Securities for the account or benefit of any U.S. Person (as such term is defined in Regulation S).
(b)Such Purchaser is acquiring the Securities for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act.
(c)Such Purchaser understands that (i) the Securities have not been registered under the Securities Act and the Securities are being issued by the Issuer in transactions exempt from the registration requirements of the Securities Act and (ii) all or any part of the Securities may not be offered or sold except pursuant to effective registration statements under the Securities Act or pursuant to applicable exemptions from registration under the Securities Act and in compliance with applicable state Laws.

(d)Such Purchaser understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act (“Rule 144”) (the provisions of which are known to such Purchaser) depends on the satisfaction of various conditions, which may not be satisfied, and that, if satisfied, Rule 144 may afford the basis for sales only in limited amounts. Such Purchaser understands that no public market now exists for the Securities, and that the Issuer has made no assurances that a public market will ever exist for the Securities.
(e)Such Purchaser did not employ any broker or finder in connection with the transactions contemplated in this Agreement and no fees or commissions are payable to such Purchaser, except as otherwise expressly provided for in this Agreement.
(f)No portion of the funds or assets that will be used by such Purchaser to pay its respective portion of the Initial Purchase Price, the Delayed Draw Purchase Price or to acquire or hold the Securities, constitute or will constitute the assets of any (i) employee benefit plan subject to Title I of ERISA, (ii) plan described in and subject to Section 4975 of the IRC (each such employee benefit plan and plan described in clauses (i) and (ii) referred to herein as an “ERISA Plan”), (iii) plan, account or other arrangement subject to provisions under any other federal, state, local, non U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the IRC that could cause the underlying assets of the Issuer to be treated as assets of such plan, account or arrangement (a “Similar Law Plan”) or (iv) entity whose underlying assets are deemed to include “plan assets” of any such ERISA Plan or Similar Law Plan pursuant to Section 3(42) of ERISA and any regulations that may be promulgated thereunder or otherwise.
(g)Such Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment. Such Purchaser understands that it must bear the economic risk of its investment in the Securities indefinitely and is able to bear such risk and is able to afford a complete loss of such investment.
(h)Such Purchaser acknowledges that it has reviewed all materials such Purchaser deemed necessary for the purpose of making an investment decision with respect to the Securities, including information regarding the Transactions, and such Purchaser has evaluated the risks of investing in the Securities and understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for such Purchaser. Such Purchaser has had a reasonable opportunity to ask questions of and receive answers concerning the Issuer and each of its Subsidiaries and all such questions have been answered to such Purchaser’s satisfaction. The determination of such Purchaser to acquire any Securities pursuant to this Agreement has been made by such Purchaser independent of any such answers given or other statements made by the Issuer or any of its Subsidiaries and their respective Affiliates and representatives.
(i)Such Purchaser has had the opportunity to consult with its own tax and other advisors with respect to the consequences to such Purchaser of the purchase, receipt or ownership of the Securities, including the tax consequences under federal, state, local and other income tax laws of the United States or any other country and the possible effects of changes in such tax laws. Without limiting any tax reporting covenant included herein or in the documentation relating to the Securities, such Purchaser acknowledges that none of the Issuer, its Subsidiaries, Affiliates, successors, beneficiaries, heirs, and assigns and its and their past and present directors, managers, officers, employees, and agents (including, without limitation, their attorneys) makes or has made any representation or warranties to such Purchaser regarding the consequences to such Purchaser of the purchase, receipt or ownership of the Securities or the consequences of the transactions contemplated by this Agreement, including the tax consequences under federal, state, local and other tax laws of the United States or any other country and the possible effects of changes in such tax laws. Such Purchaser has had an opportunity to consult with independent legal counsel regarding his, her or its rights and obligations under this Agreement and such Purchaser fully understands the terms and conditions contained herein.
(j)The office or offices of each Purchaser in which its principal place of business is identified in the address or addresses of such Purchaser set forth in Schedule I.
Section 3.06.Brokerage Fees. Such Purchaser is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Issuer or any of its Subsidiaries for a brokerage fee, finder’s fee or like payment in connection with the purchase of the Securities.
Section 3.07.Litigation. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to such Purchaser’s knowledge, threatened in writing against such Purchaser which would reasonably be expected to result in a material adverse effect on such Purchaser’s ability to perform its obligations hereunder and the other Transaction Agreements to which it is a party.
Section 3.08.Disclaimer. Such Purchaser has not relied, is not relying and will not at any time rely on any communication (written or oral) of the Issuer, each of its Subsidiaries or any of their Affiliates or any of their respective directors, managers, officers, employees, agents, legal counsel, accountants, investment bankers, finders or other advisors or representatives of any of the foregoing (the “Issuer Parties”), as investment advice or as a recommendation to acquire the Securities, it being understood that information and explanations related to the terms and conditions of the Securities, the Transaction Agreements or any other document or information provided in connection with any of the foregoing shall not be considered investment advice or a recommendation to acquire the Securities. Such Purchaser confirms that the Issuer has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to acquire the Securities, such Purchaser has not relied, is not relying and will not at any time rely on the advice or recommendations of the Issuer and such Purchaser has made its own independent decision that the investment in the Securities is suitable and appropriate for such Purchaser. Such Purchaser acknowledges that the Issuer has not made, is not making, or will not make, and such Purchaser has not relied, is not relying, and will not at any time rely on, any representation or warranty whatsoever (express or implied) except as may be expressly set forth in the Transaction Agreements, and that to the extent the Issuer has made or purported to make any such representation or warranty they are all hereby disclaimed by the Issuer and waived by such Purchaser. Without limiting the generality of the foregoing, such Purchaser acknowledges that it, together with its advisors, has made its own investigation of the Issuer and each of its Subsidiaries, and has not relied, is not relying and will not at any time rely on any implied warranties or upon any representation or warranty whatsoever as to the prospects (financial or otherwise) or the viability or likelihood of success of the business of the Issuer and each of its Subsidiaries contained in any information (written or oral) provided by the Issuer, except as expressly covered by a representation and warranty contained in ARTICLE II.
Article IVCONDITIONS
Section 4.01.Conditions to the Several, and not Joint, Obligations of the Purchasers.
(a)Each Initial Closing and Delayed Draw Closing shall be subject to the satisfaction or waiver by the Purchasers of the following conditions:
(i)The Purchasers shall have received, and the Issuer shall have delivered, on the Closing Date, a customary officer’s certificate certifying that the conditions specified in Section 4.01(a)(ii) have been satisfied.
(ii)(x) The representations and warranties set forth in ARTICLE II shall be true and correct in all material respects (provided that any such representations or warranties that are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as though such representations and warranties had been made on and as of the applicable Closing Date (except to the extent that such representation or warranty refers to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date) and (y) the Issuer shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by the Issuer on or prior to such applicable Closing Date.
(iii)The Purchasers shall have received customary evidence of authority, good standing certificate (to the extent applicable) in the jurisdiction of organization of the Issuer and a solvency certificate, substantially in the form set forth in Exhibit C, from the chief financial officer, chief accounting officer or other officer of the Issuer (or, at the sole option and discretion of the Issuer, a third party opinion as to the solvency of the Issuer and its Subsidiaries on a consolidated basis issued by a nationally recognized firm).
(iv)The Purchasers shall have received an opinion addressed to the Purchasers from Kirkland & Ellis LLP, legal counsel to the Issuer, dated as of the Closing Date, in form and substance agreed between the Issuer, on the one hand, and the Purchasers on the other.
(b)The Initial Closing shall additionally be subject to the satisfaction or waiver by the Purchasers of the following additional conditions:
(i)On the date of this Agreement, the Purchasers (or their counsel) shall have received a counterpart of this Agreement (which may include a copy transmitted by email or other electronic method).
(ii)The Issuer shall have filed, prior to the Initial Closing, the Series B Certificate of Designation in the form of Exhibit A hereto with the Delaware Secretary.
(iii)Payment of all fees and reasonable and documented out-of-pocket expenses of the Purchasers as set forth in Section 5.02, to the extent invoiced at least one (1) Business Day prior to the date of the Initial Closing and required to be paid in connection with the Initial Closing (which amounts may be offset against the proceeds of the Initial Purchase Price).
(iv)The Purchasers shall have, prior to the Initial Closing, received an executed copy of (1) Amendment No. 7 to Credit Agreement, amending the ABL Facility, (2) Amendment No. 1 to Credit Agreement, amending the First Lien Credit Agreement, and (3) Amendment No. 1 to Second Amended and Restated Second Lien Term Loan Credit Agreement, amending the Second Lien Credit Agreement, each in form reasonably satisfactory to the Purchasers.

(v)The Purchaser shall have received from the Issuer a duly executed voting agreement, dated as of the date hereof, by and among the Issuer and the Holders (as defined therein).
(vi)The Purchasers shall have received reasonably satisfactory evidence of the substantially concurrent (x) prepayment of $25.0 million of Indebtedness outstanding as of the initial Closing Date under the ABL Facility and (y) prepayment of $41,803,211.43 of Indebtedness outstanding as of the initial Closing Date under the Second Lien Credit Agreement.
(vii)The Issuer shall have filed a supplemental listing application for the maximum number of shares of Common Stock that may be issuable upon exercise of the Warrants (for the avoidance of doubt, including both the Initial Warrants and the Delayed Draw Warrants) for listing on the New York Stock Exchange, and the New York Stock Exchange shall not have raised any objections to it.
(c)Each Delayed Draw Closing shall additionally be subject to the satisfaction or waiver by the Purchasers of the following additional conditions:
(i)The Purchasers shall have received a Delayed Draw Notice not less than twenty Business Days prior to the Delayed Draw Closing Date.
(ii)The Purchasers shall have received, and the Issuer shall have delivered, a certificate from the chief financial officer, chief accounting officer or other officer of the Issuer certifying (together with reasonable evidence and calculations) that the First Lien Net Leverage Ratio (as defined in the First Lien Credit Agreement as in effect on the date of this Agreement) of the Issuer and its Subsidiaries is less than or equal to 6.50 to 1.00.
(iii)No material breach or default under each of the Transaction Agreements, or Default or Trigger Event under the Series B Certificate of Designation, or breach or default under the Warrant Agreement, shall have occurred and be continuing.
Section 4.02.Conditions to the Obligations of the Issuer. The issue and sale on each Closing Date of the Securities by the Issuer shall be subject to each Purchaser having performed and complied in all material respects (provided that each Purchaser has performed in all respects as it relates to Section 1.01(a)(iii) and Section 1.01(b)(iii)) with all agreements and obligations required by this Agreement to be performed or complied with by such Purchaser on or prior to such applicable Closing Date.
Article VADDITIONAL COVENANTS
Section 5.01.Further Assurances. The Parties will execute and deliver such customary documents and other customary papers and take such further actions as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby.
Section 5.02.Expenses.
(a)The Issuer will reimburse the Holders at the Initial Closing for all reasonable and documented out-of-pocket expenses (including legal and tax advisory due diligence expenses) incurred by the Holders in connection with the preparation, negotiation, execution and delivery of this Agreement, the Series B Certificate of Designation, the Warrant Agreement and any related documentation, in an aggregate amount not to exceed $1,250,000.00.
(b)In addition, the Issuer will reimburse the Holders for all reasonable and documented out-of-pocket expenses incurred by the Holders (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant material jurisdiction to all such Persons, taken as a whole) in connection with the enforcement of their respective rights in connection with this Agreement, the Series B Certificate of Designation, the Warrant Agreements and any related documentation or in connection with the redemption or repayment of the Series B Preferred Shares. Except to the extent required to be paid on a Closing Date, all amounts due under this Section 5.02 shall be payable by the Issuer within 30 days of receipt by the Issuer of an invoice setting forth such expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request.
(c)The Issuer will pay any documentary, stamp, transfer, registration, stock issuance, sales, excise or similar Taxes payable in connection with the issuance of the Securities or upon any exercise or conversion of Warrants (and the issuance of Common Stock in respect thereof); provided, for the avoidance of doubt, that Issuer will not be responsible for any such Taxes incurred in connection with the transfer of the Securities by a Holder.
Section 5.03.Confidentiality.
(a)No Holder shall use at any time any Confidential Information, except in connection with its investment in the Issuer and set forth herein. Each Holder shall also keep the Confidential Information confidential and shall not disclose it or cause or permit its Representatives to disclose it, except (i) as required by applicable law, regulation or legal process or in response to any inquiry from, or upon the request or demand of, a Governmental

Authority having jurisdiction over such Holder, and only after compliance with Section 5.03(b) and (ii) that it may disclose the Confidential Information or portions thereof to those of its Representatives who need to know such information in connection with the investment by such Holder in the Issuer; provided that such Representatives (x) are informed of the confidential and proprietary nature of the Confidential Information and (y) have agreed to maintain the confidentiality of the Confidential Information in a manner consistent with the provisions of this Section 5.03. Each Holder shall be responsible for any breach of this Section 5.03 by its Representatives. Notwithstanding anything herein to the contrary, (A) each Holder and each Representative thereof may disclose to such Holder’s legal, tax, accounting, regulatory and financial advisors the tax treatment, tax structure or tax strategies of, and the tax strategies relating to, the Issuer and the Transactions and all materials of any kind (including opinions and other tax analyses) that are provided to such Holder or Representative thereof relating to such tax treatment, tax structure, or tax strategies, (B) each Holder that is an investment fund may disclose Confidential Information (subject to confidentiality restrictions at least as restrictive set forth herein) relating directly to its investment in the Issuer on a confidential basis to its investors and limited partners so long as they are under similar confidential duties to such Holder, or prospective investors in connection with its ordinary course reporting and fundraising activities, (C) each Holder may disclose Confidential Information to other Holders or as required in any legal proceeding initiated by the Holder to enforce its rights under this Agreement, (D) each Holder may disclose Confidential Information (subject to confidentiality restrictions at least as restrictive set forth herein) to any nationally recognized rating agency or investor of a Holder that requires access to information about a Holder’s investment portfolio in connection with ratings issued or investment decisions with respect to such Holder and (E) each Holder may disclose Confidential Information to prospective purchasers (subject to confidentiality restrictions at least as restrictive set forth herein) in connection with a Transfer of the Securities permitted pursuant to the terms of the Series B Certificate of Designation or the Warrant Agreement, as applicable. The provisions of this Section 5.03 shall apply to all Holders for so long as such Person holds any Series B Preferred Shares or Warrants.
(b)If any Holder or Representative thereof becomes legally compelled (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, such Holder or Representative thereof shall provide the Issuer with prompt and, if practicable, prior written notice of such requirement to disclose such Confidential Information, to the extent such notice is legally permissible. Upon receipt of such notice, the Issuer may seek a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, such Holder and its Representatives shall disclose only that portion of the Confidential Information which is legally required to be disclosed (as determined in good faith by counsel to such Holder) and shall take all reasonable steps to preserve the confidentiality of the Confidential Information. In addition, neither such Holder or its Representatives shall oppose any action (and such Holder and its Representatives shall, if and to the extent requested by the Issuer and legally permissible to do so, cooperate with and assist the Issuer, at the Issuer’s expense and on a reasonable basis, in any reasonable action) by the Issuer to obtain an appropriate protective order or other reliable assurance that confidential treatment shall be accorded the Confidential Information.
Section 5.04.[Reserved].
Section 5.05.Use of Proceeds. The Issuer and its Subsidiaries shall use the Initial Purchase Price and the Delayed Draw Purchase Price only in the manner and for the purposes set forth in Section 1.05.
Section 5.06.Tax Matters. The Parties agree that the amount of the Initial Purchase Price allocable to the Warrants transferred to the Purchasers at the Initial Closing is $8,056,164. At the time that any Delayed Draw Preferred Shares are issued, the Issuer and the Purchasers will agree in writing as to the portion of the Delayed Draw Purchase Price that is attributable to the Warrants issued to the Purchasers in connection with such issuance of Delayed Draw Preferred Shares. Further, for U.S. federal income tax purposes, the Parties intend that (i) any “net exercise” of the Warrants will be treated as a tax-deferred recapitalization described in Section 368 of the Internal Revenue Code, and (ii) the Securities (and transactions undertaken with respect to the Securities) will be treated in a manner consistent with the intended tax treatment of the Securities as set forth in the Series B Certificate of Designations and the Warrant Agreements. Each of the Parties agrees that all amounts payable in respect of the Series B Preferred Shares (other than those amounts specifically allocable to the Warrants as provided in this Section 5.06) will be treated as purchase price allocable to the Series B Preferred Shares for U.S. federal income tax purposes. Each of the Parties agrees to (and to cause its affiliates to) file their income tax returns consistent with, and to assess and administer any applicable withholding tax and reporting responsibilities consistent with, the valuation information and intended tax treatment provided for in this Section 5.06, except as otherwise required as a result of a change in law after the date hereof or a “determination” within the meaning of Section 1313 of the Internal Revenue Code.
Section 5.07.Subject Matter Experts. So long as Stellex is eligible to appoint one Investor Director (as defined in the Shareholders Agreement) pursuant to the Shareholders Agreement, Stellex, following consultation with the management of Issuer, shall designate up to five (5) persons (each a “Subject Matter Expert”) to be placed within the Issuer or its Subsidiaries (the role or department to be mutually determined by Stellex and the Issuer and shall be in furtherance of the execution of the agreed upon transformation plan), the salary and cost of which shall be determined in mutual agreement between the Issuer and Stellex and borne by the Issuer. The Issuer shall use commercially reasonable efforts to employ each Subject Matter Expert, and shall do so at rates that Stellex and the Issuer mutually determine to be market compensation for the applicable roles and in each case consistent with the Issuer’s compensation levels and practices for similarly situated employees. The Subject Matter Experts will be employed by the Issuer on an employment-at-will basis or as an independent contractor but the Issuer shall consult with Stellex and provide Stellex and the applicable Subject Matter Expert with two (2) weeks prior notice of termination of any Subject Matter Expert that is an employee except that such prior notice is not required for any termination for cause; provided, that upon the termination of any Subject Matter Expert, Stellex shall have the right to designate another person as a Subject Matter Expert in replacement of the person terminated following consultation with the management of Issuer and subject to and pursuant to this Section 5.07. For the avoidance of doubt, the Subject Matter Experts shall be employees of the Issuer and its Subsidiaries or independent contractors and subject in all respects to the policies and procedures generally applicable to employees of the Issuer or independent contractors, as applicable.
Article VIMISCELLANEOUS
Section 6.01.Survival; Damages.
(a)All representations and warranties made by the Issuer and the Purchasers contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, and all covenants of the Issuer and the Purchasers in this Agreement, shall survive the execution and delivery of this Agreement and shall continue in full force and effect until such time when either (i) the Securities are no longer outstanding or (ii) the Purchasers no longer hold any Securities. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved. All covenants made herein to be performed at or prior to the Initial Closing or a Delayed Draw Closing shall terminate upon such Initial Closing or Delayed Draw Closing, as applicable, and all other covenants shall survive such Initial Closing or Delayed Draw Closing, as applicable, according to their respective terms (and, for covenants that do not explicitly include a survival period, shall survive indefinitely). The aggregate amount of all damages for which the Issuer shall be liable for any breach of this Agreement shall not exceed the aggregate Initial Purchase Price and Delayed Draw Purchase Price actually paid for the Securities.
(b)To the fullest extent permitted by applicable Law, no Party shall assert, and each hereby waive, any claim against any other Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Transaction Agreement or any agreement or instrument contemplated hereby or thereby or the transactions contemplated hereby or thereby.
Section 6.02.Entire Agreement; Parties in Interest. The Transaction Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement will be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement except for the provisions of Section 6.03, which will be enforceable by the beneficiaries contemplated thereby.
Section 6.03.No Recourse. Notwithstanding anything to the contrary in this Agreement, this Agreement may only be enforced by a Party against, and any proceedings that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made by such Party against, another Party or, if applicable, such other Party’s assignees that become party to this Agreement, and no current, former or future Affiliates of a Party or any assignee (except for any assignees in their capacity as such), or any of the foregoing Persons’ respective Representatives (collectively, the “Related Parties”) will have any liability for any liabilities of such Party for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the purchase of the Series B Preferred Shares hereunder or in respect of any oral representations made or alleged to be made in connection herewith or therewith. In no event will a Party or any of its Affiliates or Representatives, and each Party agrees not to and to cause its Affiliates and Representatives not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover losses or other damages in connection therewith from, any Related Party.
Section 6.04.Governing Law. This Agreement and all questions relating to the interpretation or enforcement of this Agreement will be governed by and construed in accordance with the Laws of the State of Delaware.
Section 6.05.Jurisdiction. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY IN NEW CASTLE COUNTY, OR IN THE EVENT (BUT ONLY IN THE EVENT) THAT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, THE UNITED

STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS Section 6.05. EACH PARTY HERETO AGREES THAT THE HOLDERS OF THE SERIES B PREFERRED SHARES AND WARRANTS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
Section 6.06.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION AGREEMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.06.
Section 6.07.Remedies.
(a)Each Party hereby acknowledges and agrees that the subject matter of this Agreement, the Series B Certificate of Designation and the Warrant Agreements is unique, that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement and/or the Series B Certificate of Designation and/or the Warrant Agreements are not performed in accordance with their specific terms or otherwise are breached, and that remedies at law would not be adequate to compensate such other Parties not in default or in breach. Accordingly, each Party agrees that the other Parties will be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and/or the Series B Certificate of Designation and/or the Warrant Agreement and to enforce specifically the terms and provisions hereof and thereof in addition to any other remedy to which they may be entitled, at law or in equity. The Parties waive any defense that a remedy at law is adequate and waive any requirement to prove special damages, post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement.
(b)All remedies available under this Agreement, at law or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Party of a particular remedy will not preclude the exercise of any other remedy.
Section 6.08.Notice.
(a)Except as otherwise provided in this Agreement, any notice or other communication required or permitted to be delivered to any Party under this Agreement will be in writing and delivered by (i) email or (ii) registered mail via a national courier service to the following email address or physical address, as applicable:
If to the Issuer:
Team, Inc.
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
Attention: Nelson M. Haight and James C. Webster
Email: Nelson.Haight@teaminc.com and James.Webster@TeamInc.com

With a copy to:
Kirkland & Ellis LLP

609 Main Street
Houston, TX 77002
Attention: Matthew Pacey and Billy Vranish
Email: matt.pacey@kirkland.com and billy.vranish@kirkland.com

If to the Purchasers:
InspectionTech Holdings LP
c/o Stellex Capital Management LLC
900 Third Avenue, 25th Floor
New York, NY 10022
Attention: Olivia Zhao and Tom Cassidy
Email: ozhao@stellexcapital.com and tcassidy@stellexcapital.com with a copy (which will not constitute notice) to:
Latham & Watkins, LLP
1271 Avenue of Americas
New York, NY 10020
Attention: Peter Sluka and Andrew Blumenthal
Email: peter.sluka@lw.com and andrew.blumenthal@lw.com

(b)Notice or other communication pursuant to Section 6.08(a) will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m., New York City time, or overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m., New York City time, on the next Business Day. Any Party may specify a different address, by written notice to the other Parties. The change of address will be effective upon the other Parties’ receipt of the notice of the change of address.
Section 6.09.Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, a Holder Majority and the Issuer, or in the case of a waiver, by the Party against whom the waiver is to be effective. No knowledge, investigation or inquiry, or failure or delay by the Issuer or any Purchaser in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.
Section 6.10.Counterparts. This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.
Section 6.11.Assignment. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective permitted assigns and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the Parties without the prior written consent of the other Parties, except that each Purchaser may, without the consent of the Issuer, assign all or a portion of their rights, interests and obligations hereunder to one or more Permitted Transferees; provided, that such Permitted Transferee enters into a joinder to this Agreement and that any such assignment to such Permitted Transferee will not relieve any Purchaser of any of its funding obligations hereunder on any applicable Closing Date. In the event of an assignment by any Purchaser, such Permitted Transferee shall become a party to this Agreement by execution of a joinder hereto in form and substance reasonably acceptable to the Issuer. Any assignment or transfer in violation of this Section 6.11 shall be null and void.
Section 6.12.Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties; provided, however, that in no event shall this Agreement be enforced without giving effect to Section 6.03. The Parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.

Section 6.13.Certain Issuer Acknowledgements. The Issuer acknowledges on its behalf and on behalf of its Subsidiaries that:
(a)Certain of the Purchasers and their respective Affiliates may be full service securities or investment firms engaged, either directly or through their respective Affiliates, in various activities, including securities trading, commodities trading, investment management, investment banking, financial advisory, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of such activities, such Purchaser and its Affiliates may actively engage in commodities trading or trade the debt and equity securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of the Issuer and other Subsidiaries of the Issuer for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and financial instruments. Each Purchaser or its Affiliates may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities of the Issuer or other Subsidiaries of the Issuer or engage in commodities trading with any thereof.
(b)The Purchasers and their respective Affiliates are involved in a broad range of transactions and may have economic interests that conflict with those of the Issuer and its Subsidiaries. Each Purchaser is and will act under this Agreement as an independent contractor. Nothing in this Agreement or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty of the Purchasers to the Issuer, any of its Subsidiaries or any Affiliate or equity holder thereof. The transactions contemplated by this Agreement are arm’s length commercial transactions between the Purchasers, on the one hand, and the Issuer on the other hand. In connection with the Transactions and with the process leading to the Transactions each Purchaser is acting solely as a principal and not as agent or fiduciary of the Issuer or any of its Subsidiaries or member of management, equity holders or creditors thereof or any other Person. The Purchasers have not assumed an advisory or fiduciary responsibility or any other obligation in favor of the Issuer or any of its Subsidiaries with respect to the Transactions or the process leading thereto (irrespective of whether any of the Purchasers or any of their respective Affiliates has advised or is currently advising the Issuer or any of its Affiliates or equity holders on other matters), except for the obligations expressly set forth in this Agreement or other applicable Transaction Agreement. Each of the Purchasers and the Issuer has consulted its own legal, tax, accounting, regulatory and financial advisors to the extent it has deemed appropriate. The Issuer is responsible for making its own independent judgment with respect to the Transactions and the process leading thereto.
Section 6.14.USA PATRIOT Act. The Purchasers hereby notify the Issuer that, pursuant to the requirements of the USA PATRIOT Act, the Purchasers may be required to obtain, verify and record information that identifies the Issuer, including its name, address and other information that will allow the Purchasers to identify, the Issuer in accordance with the USA PATRIOT Act.
Section 6.15.Rights of Third Parties. Except as expressly stated in this Agreement, including Related Parties, who are express third party beneficiaries of the provisions of Section 6.03, this Agreement does not confer any rights on any person other than the Parties.
Article VIIDEFINITIONS
Section 7.01.Certain Definitions. The following words and phrases have the meanings specified in this Section 7.01:
“ABL Facility” has the meaning set forth in the Series B Certificate of Designation.
“Affiliate” means, with respect to respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has the meaning correlative thereto. For the avoidance of doubt, none of the Holders, and no Person Controlling any of the Holders, in each case in its or their capacity as such, shall be deemed to be an Affiliate of the Issuer or any of its Subsidiaries for purposes of this Agreement.
“Anti-Corruption Laws” has the meaning set forth in the Series B Certificate of Designation.
“Anti-Money Laundering Laws” has the meaning set forth in the Series B Certificate of Designation.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York.
“Business Plan” means a business plan of the Issuer and its Subsidiaries, consisting of consolidated projected balance sheets, related cash flow statements and related profit and loss statements, together with appropriate supporting details and a statement of the underlying assumptions, which covers a one-year period and which is prepared on an annual basis, as delivered to the lenders under the Second Lien Credit Agreement.

“Closing Date” means the date of any Initial Closing or Delayed Draw Closing.
“Confidential Information” means oral and written information concerning the Issuer or any of its Subsidiaries or Affiliates or their respective businesses or operations furnished to any Holder or its Representatives by or on behalf of the Issuer or any of its Subsidiaries, Affiliates or Representatives (irrespective of the form of communication and whether such information is so furnished before, on or after the date hereof) or any other Person known, after reasonable investigation, to be prohibited from disclosing such information by a legal, contractual or fiduciary obligation; provided that the term “Confidential Information” does not include any information which (i) at the time of disclosure is or thereafter becomes generally available to the public (other than as a result of a disclosure directly or indirectly by such Holder or its Representatives in violation of Section 5.03); (ii) is or becomes available to such Holder on a non-confidential basis from a source other than the Issuer or any of its respective Subsidiaries, Affiliates or Representatives; provided further that such source was not known by such Holder, after reasonable investigation, to be prohibited from disclosing such information to such Holder by a legal, contractual or fiduciary obligation; or (iii) with respect to any Holder that is not an individual, the identity of the Issuer or any of its Subsidiaries or Affiliates or the amount invested by such Person the Issuer or any of its Subsidiaries or Affiliates.
“Copyrights” means:
(a)any and all copyright rights (including derivative rights) in any works subject to the copyright laws of the United States, Canada, England and Wales or the Netherlands or any other country or group of countries, whether as author, assignee, transferee or otherwise;
(b)all registrations and applications for registration of any such copyright in the United States, Canada, the United Kingdom or the Netherlands or any other country or group of countries, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, Canadian Intellectual Property Office and the right to obtain all renewals thereof;
(c)all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present or future infringements thereof;
(d)the right to sue for past, present, and future infringements thereof; and all rights corresponding thereto throughout the world.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, Australia, England and Wales or any other applicable jurisdictions from time to time in effect.
“Default” has the meaning set forth in the Series B Certificate of Designation.
“Delayed Draw Period” means the date that is 24 months after the date of the Initial Closing.
“Designated Jurisdiction” means any country or territory that is the subject of comprehensive Sanctions broadly prohibiting dealings with, in or involving such country or territory (as of the date hereof, the Crimea, Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria).
“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is sponsored, maintained or contributed to by, or required to be contributed by, the Issuer or any of its Subsidiaries or, solely with respect to any such plan that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Internal Revenue Code, any of their respective ERISA Affiliates.
“Entity” for each Person (other than an individual), means its status, as applicable, as a corporation, limited liability company or limited partnership.
“Environment” has the meaning set forth in the Series B Certificate of Designation.
“Environmental Action” means any summons, citation, notice of investigation or judicial or administrative proceeding, action, suit, abatement order or other order, judgment, decree or directive (conditional or otherwise) from any Governmental Authority, or any written notice of violation, complaint, claim, or other demand from any Person arising (i) pursuant to Environmental Laws, (ii) in connection with any actual or alleged violation of, or liability pursuant to, Environmental Laws, including any Permits issued pursuant to Environmental Laws, (iii) in connection with any Hazardous Materials, including the presence or Release or threatened Release of, or exposure to, any Hazardous Materials and any Remedial Action related to Hazardous Materials, or (iv) in connection with any actual or alleged damage, injury, threat or harm to health, safety or the Environment.
“Environmental Laws” has the meaning set forth in the Series B Certificate of Designation.
“Equity Interests” has the meaning set forth in the Series B Certificate of Designation.

“ERISA” means the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1000 et seq., amendments thereto, successor statutes, and regulations or guidelines promulgated thereunder.
“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) for purposes relating to Section 412 of the Internal Revenue Code only, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Issuer or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of the Issuer or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Issuer or such Subsidiary and with respect to liabilities arising after such period for which the Issuer or such Subsidiary could be liable under the Internal Revenue Code or ERISA.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any Person succeeding to the functions thereof.
“First Lien Credit Agreement” has the meaning set forth in the Series B Certificate of Designation.
“GAAP” has the meaning set forth in the Series B Certificate of Designation.
“Governing Documents” has the meaning set forth in the Series B Certificate of Designation.
“Governmental Authority” has the meaning set forth in the Series B Certificate of Designation.
“Hazardous Materials” has the meaning set forth in the Series B Certificate of Designation.
“Holder” has the meaning set forth in the Series B Certificate of Designation.
“Holder Majority” has the meaning set forth in the Series B Certificate of Designation.
“Indebtedness” has the meaning set forth in the Series B Certificate of Designation.
“Industrial Designs” means any and all industrial designs and industrial design applications, including the subject matter described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world.
“Initial Stated Value” shall have the meaning given in the Series B Certificate of Designation.
“Intellectual Property” means (i) any and all Patents, Copyrights, Trademarks, Industrial Designs, trade secrets, and intellectual property rights in know-how, inventions (whether or not patentable), algorithms, software (including source code and object code), processes, product designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all applications for registration or registrations thereof; (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect to any of the foregoing, including payments under all licenses entered into in connection therewith and damages and payments for past, present or future infringements, misappropriations or other violations thereof; (iii) the right to sue for past, present, and future infringements, misappropriation or other violations thereof; and (iv) all rights corresponding to the foregoing throughout the world.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.
“Investment” in any Person means, as of the date of determination:
(e)any direct or indirect payment or contribution in or to such Person including property contributed to such Person for or in connection with its acquisition of any stock, bonds, notes, indebtedness, debentures, partnership or other ownership interest or any other security of such Person;
(f)any direct or indirect payment or contribution for all or substantially all of the assets of such Person (or of any division or business line of such other Person);
(g)any loan, advance or other extension of credit or guaranty of or other surety obligation for any Indebtedness made to, or for the benefit of, such Person, or any accounts receivable from that other Person that are not current assets or did not arise from sales to that Person in the ordinary course of business;

(h)any direct or indirect redemption, retirement, purchase or other acquisition for value by the Issuer or any Subsidiary from any Person of any Equity Interests of such Person; and
(i)all investments consisting of any exchange traded or over the counter derivative transactions, whether entered into for hedging or speculative purposes or otherwise.
In determining the aggregate amount of Investments outstanding at any particular time,
(A)    a guaranty (or other surety obligation) shall be valued at not less than the principal outstanding amount of the primary obligation;
(B)    returns of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution) shall be deducted;
(C)    earnings, whether as dividends, interest or otherwise, shall not be deducted; and
(D)    decreases in the market value shall not be deducted unless such decreases are computed in accordance with GAAP.
For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. It being understood and agreed that no effect will be given to returns on Investments in the form of proceeds of Indebtedness or equity incurred in connection with such Investment.
“Law” means collectively, all international, supranational, foreign, federal, state and local laws (including common law), statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.
“Lien” means any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), security interest, or other security device or security arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC (as in effect from time to time in the relevant jurisdiction) or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).
“Material Adverse Effect” means (i) a material adverse effect on the business, operations, results of operations, properties, assets, liabilities, or condition (financial or otherwise) of the Issuer and its Subsidiaries, taken as a whole or (ii) the material impairment of (A) the Issuer’s ability to perform its obligations under the Transaction Agreements, or (B) the ability of the Purchasers to enforce the Transaction Agreements; provided, however, in the case of clause (i), that no effect (by itself or when aggregated or taken together with any and all other effects) directly or indirectly resulting from, arising out of, attributable to, or related to any of the following shall be deemed to be or constitute a “Material Adverse Effect,” and no effect (by itself or when aggregated or taken together with any and all other such effects) directly or indirectly resulting from, arising out of, attributable to, or related to any of the following shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur: (i) general economic conditions (or changes in such conditions) or conditions in the global economy generally; (ii) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets generally, including (A) changes in interest rates and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market; (iii) conditions (or changes in such conditions) in the industry in which such Issuer or any of its Subsidiaries operates (including changes in commodity prices, general market prices and regulatory changes affecting the industry); (iv) political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism); (v) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters or weather conditions; (vi) any epidemic, pandemic, disease outbreak or other public health crisis or public health event, or the worsening of any of the foregoing; or (vii) changes in governmental policy, including the imposition or rescission of tariffs or restrictions on trade; except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) through (vii) disproportionately adversely affect the Issuer and its Subsidiaries, taken as a whole, as compared to other Persons that conduct business in the regions in the world and in the industries in which the Issuer and its Subsidiaries conduct business (in which case, such adverse effects (if any) shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate).
“Material Contract” has the meaning set forth in the Series B Certificate of Designation.
“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Patents” has the meaning set forth in the Series B Certificate of Designation.
“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.
“Permits” has the meaning set forth in the Series B Certificate of Designation.
“Permitted Liens” has the meaning set forth under the Second Lien Credit Agreement.
“Permitted Transferee” means, with respect to a Purchaser, any Affiliate or Related Fund (as each term is defined in the Shareholders Agreement) of such Purchaser which Permitted Transferee at the time of any such assignment or transfer has, and when required to deliver payment to the Issuer shall have, sufficient immediately available funds to pay the aggregate remaining (if any) Delayed Draw Purchase Price at any future Delayed Draw Closing and consummate the applicable Delayed Draw Closing(s) pursuant to this Agreement.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee benefit plan as defined in Section 3(3) of ERISA, maintained or contributed to by the Issuer or its Subsidiary with respect to which any of them may incur liability (whether fixed or contingent) even if such plan is not covered by ERISA pursuant to Section 4(b)(4) thereof.
“Real Property” has the meaning set forth in the Series B Certificate of Designation.
“Release” has the meaning set forth in the Series B Certificate of Designation.
“Remedial Action” means all actions required to be taken under Environmental Law or by a Governmental Authority to (i) clean up, remove, remediate, treat, monitor, assess or evaluate Hazardous Materials in the Environment, (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public or employee health or welfare or the Environment, (iii) restore or reclaim the Environment, (iv) perform any pre-remedial environmental-related studies, investigations, or post-remedial environmental-related operation and maintenance activities, or (v) conduct any other remedial actions with respect to Hazardous Materials required by Environmental Laws.
“Reportable Event” means any of the events described in Section 4043 of ERISA and the regulations issued thereunder other than a reportable event for which the thirty-day notice requirement to the PBGC has been waived.
“Representatives” means, with respect to any Person, such Person’s officers, directors, partners, limited partners, investors, lenders, rating agencies, managed accounts, employees, investment bankers, attorneys, accountants and other advisors, agents and representatives.
“Requirement of Law” or “Requirements of Law” has the meaning set forth in the Series B Certificate of Designation.
“Responsible Officer” has the meaning set forth in the Series B Certificate of Designation.
“Sanctioned Person” means any Person, vessel or aircraft: (a) identified on any Sanctions-related list of designated Persons, including the List of Specially Designated Nationals and Blocked Persons maintained by OFAC; (b) directly or indirectly owned 50% or more by, controlled by or acting on behalf of any such Person or Person(s) described in clause (a); (c) that is resident in, or organized or incorporated under the laws of, a Designated Jurisdiction; or (d) otherwise the subject or target of Sanctions.
“Sanctions” has the meaning set forth in the Series B Certificate of Designation.
“SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Lien Credit Agreement” has the meaning set forth in the Series B Certificate of Designation.
“Series B Certificate of Designation” means that certain Certificate of Designation of Series B Preferred Shares of the Issuer.
“Shareholders Agreement” means the Shareholders Agreement, dated as of September 11, 2025, among the Issuer, Stellex and the other parties thereto, as the same may be amended from time to time.
“Solvent” has the meaning set forth in the Series B Certificate of Designation.
“Stellex” means Stellex Capital Management LLC.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more subsidiaries of such Person. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Issuer.
“Tax” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges, in each case, in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tax Act” means the Income Tax Act (Canada), as amended from time to time.
“Termination Event” means:
(j)a Reportable Event with respect to any Pension Plan, any failure to make a required contribution to any Pension Plan that could reasonably be expected to result in the imposition of a Lien, or the arising of a Lien with respect to a Pension Plan;
(k)the withdrawal of the Issuer, any of its Subsidiaries or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a withdrawal under Section 4062(e) of ERISA;
(l)the provision of notice by the administrator of any Pension Plan of intent to terminate a Pension Plan in a distress termination (as described in Section 4041(c) of ERISA), or the imposition of liability on the Issuer, any of its Subsidiaries or any ERISA Affiliate of liability under Section 4062(e) or 4069 of ERISA;
(m)the institution by the PBGC of proceedings to terminate a Pension Plan under Section 4042 of ERISA;
(n)the occurrence of any event or condition that (A) constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (B) could reasonably be expected to result in the termination of a Multiemployer Plan pursuant to Section 4041A of ERISA;
(o)the partial or complete withdrawal, within the meaning of Sections 4203 or 4205 of ERISA, of the Issuer, any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan;
(p)receipt by the Issuer, any of its Subsidiaries or any ERISA Affiliate of notice that a Multiemployer Plan is “insolvent” within the meaning of Section 4245(b), is in “at-risk” status (as defined in Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA), is in “critical and declining” status (within the meaning of Section 305 of ERISA), or has become subject to the limitations of Section 436 of the Internal Revenue Code; or
(q)the imposition of any liability under Title IV of ERISA, other than for premiums due but not delinquent, upon the Issuer, any of its Subsidiaries or any ERISA Affiliate.
“Trademarks” has the meaning set forth in the Series B Certificate of Designation.
“Transaction” means the issuance of the Series B Preferred Shares, the issuance of the Warrants, the consummation of the other transactions contemplated by the Transaction Agreements and payment of fees and expenses in connection therewith.
“Transaction Agreements” means this Agreement, the Series B Certificate of Designation and the Warrants.
“Transfer” means any sale, pledge, assignment, encumbrance or other transfer or disposition of any Series B Preferred Shares to any Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. Notwithstanding the foregoing, a bona fide direct or indirect transfer of an interest in an investment partnership or other investment fund that was not established to hold Series B Preferred Shares shall not be deemed a Transfer hereunder.
“Trigger Event” has the meaning set forth in the Series B Certificate of Designation.
“U.S.” means the United States of America.
“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Public Law No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.
“Voting Stock” means, with respect to any person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such person.
“Warrant Agreement” means warrants issued by the Issuer in the form of Warrant Agreement set forth hereto in Exhibit B.

Section 7.02.Other Terms. The following term shall have the meanings specified in the indicated Section of this Agreement.

“Agreement”	Preamble
“Common Stock”	Section 1.01(a)(ii)
“Delaware Secretary”	Section 2.01
“Delayed Draw Closing”	Section 1.01(b)
“Delayed Draw Notice”	Section 1.02
“Delayed Draw Preferred Shares”	Section 1.01(b)(i)
“Delayed Draw Warrants”	Section 1.01(b)(ii)
“ERISA Plan”	Section 3.05(f)
“Initial Closing”	Section 1.01(a)
“Initial Warrants”	Section 1.01(a)(ii)
“Issuer”	Preamble
“Issuer Parties”	Section 3.08
“Parties”	Preamble
“Purchasers”	Preamble
“Related Parties”	Section 6.03
“Rule 144”	Section 3.05(d)
“Securities”	Preamble
“Series B Preferred Shares”	Section 1.01(a)(i)
“Similar Law Plan”	Section 3.05(f)
“Tranche A Warrants”	Section 1.01(a)(ii)
“Tranche B Warrants”	Section 1.01(a)(ii)
“Warrants”	Section 1.01(a)(ii)
Section 7.03.Construction. Unless the context otherwise requires or otherwise specified herein:
(a)the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms;
(b)the term “including” is by way of example and not limitation;
(c)in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including;”
(d)the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings);
(e)section headings herein are included for convenience of reference only;
(f)the word “or” is not exclusive;
(g)the word “will” shall be interpreted to express a command;
(h)provisions apply to successive events and transactions;
(i)unless the context otherwise requires, references to sections of, or rules under, the Securities Act or the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time;
(j)any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time;
(k)references to a Person also include its permitted assigns and successors;
(l)unless the context otherwise requires, any reference to an “Article,” “Section,” “clause,” “Exhibit” or “Schedule” in this Agreement refers to an Article, Section, clause, Exhibit or Schedule, as the case may be, of this Agreement;
(m)the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not any particular Article, Section, clause or other subdivision;
(n)all references to $, currency, monetary values and dollars set forth herein mean U.S. dollars;
(o)words used herein implying any gender shall apply to both genders;

(p)a statement that a copy of an item has been delivered means a correct and accurate copy of such item has been delivered;
(q)time of day means time of day New York, New York, except as otherwise expressly provided;
(r)when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest, dividends, premium or fees, as the case may be; and
(s)the Parties acknowledge and agree that (a) each Party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Agreement, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be used to interpret this Agreement and (c) the provisions of this Agreement will be construed without regard to which Party was generally responsible for the preparation of this Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Securities Purchase Agreement as of the date and year first written above.

ISSUER:
TEAM, INC.

By:    /s/ James C. Webster
Name:    James C. Webster
Title:    Executive Vice President, Chief Legal Officer and Secretary

PURCHASERS:

For and on behalf of:
InspectionTech Holdings LP

By: /s/ Olivia Zhao
Name: Olivia Zhao
Title: Principal

Schedule I
List of Purchasers

	Initial Closing				Delayed Draw Closing
Name	Number of Series B Preferred Shares	Number of Tranche A Warrants	Number of Tranche B Warrants	Initial Purchase Price	Number of Series B Preferred Shares	Number of Tranche A Warrants	Number of Tranche B Warrants	Delayed Draw Purchase Price
InspectionTech Holdings LP	75,000	982,371	470,889	$75,000,000	30,000	392,946	188,358	$30,000,000
Total	75,000	982,371	470,889	$75,000,000	30,000	392,946	188,358	$30,000,000

Exhibit A

CERTIFICATE OF DESIGNATION
OF
SERIES B PREFERRED STOCK
OF
TEAM, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), Team, Inc., a corporation duly organized and validly existing under the DGCL (the “Company”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Amended and Restated Certificate of Incorporation of the Company (as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified, in whole or in part, from time to time, the “Certificate of Incorporation”) authorizes the issuance of up to 500,000 preferred shares, par value $100.00 per share (“Preferred Stock”), of the Company, and expressly authorizes the Board of Directors of the Company, subject to limitations prescribed by Law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designations, rights, preferences, powers, qualifications, restrictions and limitations of the shares of such series; and
WHEREAS, it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, qualifications, restrictions and limitations of the shares of such new series.
NOW, THEREFORE, BE IT RESOLVED that the Board of Directors does hereby provide authority for the Company to issue a series of Preferred Stock to be known as the Series B Preferred Stock and does hereby in this certificate of designation (this “Certificate of Designation”) establish and fix and herein state and express the designations, rights, preferences, powers, qualifications, restrictions and limitations of the shares of Series B Preferred Stock as follows:
Article IDEFINITIONS, CALCULATIONS AND INCORPORATION BY REFERENCE
Section 1.01.Definitions. Unless stated otherwise or otherwise defined herein, capitalized terms used but not otherwise defined in this Certificate of Designation, or defined by reference to the corresponding definition in the ABL Credit Agreement, the First Lien Credit Agreement or the Second Lien Credit Agreement, shall have the meaning, mutatis mutandis, as set forth in the ABL Credit Agreement, the First Lien Credit Agreement or the Second Lien Credit Agreement, each as in effect as of the Closing Date without effect to any subsequent amendment or modification. As used in this Certificate of Designation, the following capitalized terms will have the following meanings:
“1970 Group SIRFA” has the meaning set forth in the Second Lien Credit Agreement.
“1970 Group Subordination Agreement” has the meaning set forth in the Second Lien Credit Agreement.
“ABL Agent” means Eclipse Business Capital LLC, in its capacity as administrative agent and/or collateral agent for the lenders under the ABL Credit Agreement, or the administrative agent and/or collateral agent (or similar agent) under any other ABL Facility, and any successor thereto in any such capacity.
“ABL Credit Agreement” means that certain Credit Agreement, dated as of February 11, 2022, by and among the Company, the lenders party thereto from time to time and ABL Agent, as in effect as of the Closing Date and as amended, restated, amended and restated, supplemented or otherwise modified or extended or refinanced from time to time solely as permitted under Section 5.05(j).

“ABL Facility” means Indebtedness under (a) the ABL Credit Agreement and (b) any credit facility that refunds, replaces (whether upon termination or otherwise) or refinances in whole or in part any Indebtedness under the ABL Credit Agreement from time to time; provided that any ABL Facility must comply with the requirements of Section 5.05(j).
“ABL Intercreditor Agreement” means that certain ABL Intercreditor Agreement, dated as of March 12, 2025, between the First Lien Agent, the Second Lien Agent and the ABL Agent, as amended by that certain Amendment No. 1 to ABL Intercreditor Agreement, dated as of the date of this Certificate of Designation.
“ABL Obligations” means all “ABL Debt” (as defined in the ABL Intercreditor Agreement).
“ABL Priority Collateral” has the meaning assigned to the term “ABL Priority Collateral” in the ABL Intercreditor Agreement.
“Accreted Value” means, at any date of determination and with respect to each outstanding share of Series B Preferred Stock, the sum of (i) the Stated Value thereof, plus (ii) without duplication, all accrued and uncompounded Return thereon since the most recent Quarter End Date (or if no Quarter End Date has occurred since the Closing Date, the Closing Date) through, but not including, such date, plus (iii) all accrued and unpaid Undrawn Fees not added to the Stated Value as of such date. For the avoidance of doubt, upon any Liquidation Event or Bankruptcy Event, the Accreted Value shall not be less than the Redemption Price, which shall be required to be paid to Holders.
“Affiliate” means, as applied to any Person, any other Person who directly or indirectly Controls, is under common Control with, is Controlled by, or is a director, officer, manager or general partner of such Person. Notwithstanding the foregoing, Corre, each Corre Affiliate, Stellex and each Affiliate of Stellex shall be deemed not to be an Affiliate of the Company for purposes of this Certificate of Designation.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, the Corruption of Foreign Public Officials Act (Canada), each as amended, and all other laws and regulations or ordinances concerning or relating to bribery or corruption in any jurisdiction.
“Anti-Money Laundering Laws” means the statutes, laws, regulations, or rules in any jurisdiction that relate to terrorism financing, money laundering, any predicate crime to money laundering, anti-terrorist financing, “know-your customer” laws or any financial record keeping and reporting requirements related thereto, including, but not limited to, the Bank Secrecy Act (31 U.S.C. § 5311 et seq.), the Patriot Act and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).
“Auditors” means any of Deloitte & Touche LLP, Ernst & Young LLP, KPMG LLP, PricewaterhouseCoopers LLP, Grant Thornton LLP or BDO Global or another nationally recognized firm of independent public accountants selected by the Company.
“Available Incremental Amount” means, as of any date, an amount equal to (a) $15,000,000 less (b) the sum of (i) the aggregate amount of all Incremental Commitments (as defined in the Second Lien Credit Agreement) extended prior to such date in reliance on the Available Incremental Amount and (ii) the aggregate principal amount of all Incremental Equivalent Debt incurred prior to such date in reliance on the Available Incremental Amount and solely to the extent permitted under the First Lien Credit Agreement and the Second Lien Credit Agreement.
“Bank Product” means any of the following products, services or facilities extended to the Company or any of its Subsidiaries:
(a)Cash Management Services; and
(b)products under Hedging Agreements for non-speculative purposes.
“Bank Product Obligations” means Indebtedness and other obligations of the Company or any of its Subsidiaries arising from Bank Products.
“Bankruptcy Event” means:
(c)an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company, or of all or substantially all of the property or assets of the Company, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for all or substantially all of the property or assets of the Company, or (iii) the winding-up or liquidation of the Company, and in the case of any proceeding described in this clause (a), such proceeding or petition shall continue in effect and undismissed or unstayed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered; or
(d)the Company shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (a) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for all or substantially all of the property or assets of the Company, or (iv) make a general assignment for the benefit of creditors, or (v) commence any voluntary in-court or out of- court restructuring or recapitalization transactions, and in the case of any proceeding described in this clause (b), such proceeding or petition shall continue in effect and undismissed or unstayed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered.
“Board of Directors” means, as to any Person, the board of directors, board of managers or other Governing Body of such Person, or if such Person is owned or managed by a single entity, the board of directors, board of managers or other Governing Body of such entity, and the term “directors” means members of the Board of Directors. Whenever any provision requires any action or determination to be made by, or any approval of, a Board of Directors, such action, determination or approval shall be deemed to have been taken or made if approved by a majority of the directors on any such Board of Directors (whether or not such action or approval is taken as part of a formal board meeting or as a formal board approval). Unless the context requires otherwise, the Board of Directors means the Board of Directors of the Company.
“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York, New York are required or permitted by law or other governmental action to close.
“Business Plan” means a business plan of the Company and its Subsidiaries, consisting of consolidated projected balance sheets, related cash flow statements and related profit and loss statements, together with appropriate supporting details and a statement of the underlying assumptions, which covers a one-year period and which is prepared on an annual basis, as delivered to the lenders under the Second Lien Credit Agreement.
“Bylaws” means the Amended and Restated Bylaws of Team, Inc.
“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP in effect on the Closing Date, is or should be accounted for as a capital lease on the balance sheet of that Person.
“Capitalized Lease Obligations” means that portion of the obligations under a Capital Lease which, under GAAP, is or will be required to be accounted for as a finance lease on the balance sheet of the lessee, taken at the amount thereof accounted for as Indebtedness (net of Interest Expense) in accordance with GAAP.
“Cash Management Services” means any one or more of the following types of services or facilities:
(e)credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, or electronic funds transfer services,
(f)treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items, and interstate depository network services) and
(g)any other demand deposit or operating account relationships or other cash management services.
“Certificate of Designation” has the meaning set forth in the recitals.
“Certificate of Incorporation” has the meaning set forth in the recitals.
“Change of Control” means that:
(h)any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act but excluding any employee benefit plan of such Person and its Subsidiaries, and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than any combination of the Designated Equity Investor, shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Equity Interests of the Company (or other securities convertible into such Equity Interests) representing 50% or more of (x) the combined voting power of all Equity Interests of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Governing Body of the Company or (y) the economic Equity Interests of the Company;
(i)a change in control or similar event with respect to the Company, as defined or described under any documentation in respect of Material Indebtedness to which the Company is a party, shall have occurred; or
(j)any sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries.
“Closing Date” means September 11, 2025.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, par value $0.30 per share, of the Company.
“Company” has the meaning set forth in the recitals.
“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the term “Controlled” shall have a meaning correlative thereto.
“Corre” means Corre Partners Management, LLC.
“Corre Affiliate” means Corre or any of its Affiliates.
“Default” means any event that, if it continues uncured or unwaived, will, with the lapse of any applicable grace period, be a Trigger Event.
“Delayed Draw Preferred Shares” has the meaning set forth in Section 5.03(b).
“Designated Equity Investor” means Corre and the Corre Affiliates.
“DGCL” has the meaning set forth in the recitals.
“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition:
(k)mature automatically or are mandatorily redeemable (other than solely for Equity Interests issued by the Company (and not by one or more of its Subsidiaries) that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the First Lien Obligations, Second Lien Obligation and ABL Obligation (other than, in each case, contingent indemnification obligations as to which no claim has been asserted) and prior redemption in full of the Series B Preferred Stock that are accrued and payable);
(l)are redeemable at the option of the holder thereof (other than solely for Equity Interests issued by the Company (and not by one or more of its Subsidiaries) that are not Disqualified Equity Interests), in whole or in part;
(m)provide for the scheduled payments of dividends in cash that are payable without further action or decision of Company; or
(n)are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 120 days after June 10, 2030.
“EBITDA” has the meaning set forth in the Second Lien Credit Agreement (including any component definitions thereof) as in effect as of the Closing Date without effect to any subsequent amendment or modification.
“Entity” for each Person (other than an individual), means its status, as applicable, as a corporation, limited liability company or limited partnership.
“Environment” means ambient air, indoor air, surface water (including potable waters, navigable waters and wetlands), groundwater, surface and subsurface strata, natural resources, wildlife, plant life, biota, and the workplace or as otherwise defined in Environmental Laws.
“Environmental Laws” means all federal, state, provincial, territorial and local statutes, laws (including common laws), rulings, regulations, ordinances, codes, legally binding and enforceable policies or guidelines or governmental, administrative or judicial directives, judgments, orders or interpretations of any of the foregoing now or hereafter in effect relating to pollution or protection of human health (to the extent relating to exposure to Hazardous Materials) or the Environment including laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of or exposure to any Hazardous Materials, in each case as amended from time to time.
“Equity Interests” means (i) in the case of a corporation, its capital stock, (ii) in the case of a limited liability company, its membership interests, and (iii) in the case of a limited partnership, its general and limited partnership interests, including in each case, all of the following rights relating to such Equity Interests, whether arising under the Governing Documents of the Entity issuing such Equity Interests or under any applicable law of such Entity’s jurisdiction of organization or formation: (x) all economic rights (including all rights to receive dividends and distributions) relating to such Equity Interests; (y) all voting rights and rights to consent to any particular actions by the applicable issuer; and (z) all management rights with respect to such issuer, but, in each case, excluding any debt security convertible into, or exchangeable for, Equity Interests.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Financial Statements” means, with respect to the Company and its Subsidiaries, the consolidated balance sheets, consolidated profit and loss statements and statements of cash flow of the Company and its Subsidiaries for the period specified, prepared in accordance with GAAP and consistent with prior practices and, except in the case of annual audited Financial Statements, a comparison in reasonable detail to (i) the projected balance sheets, profit and loss statements and statements of cash flow set forth in the Business Plan for the same year-to-date and month periods and (ii) the balance sheets, profit and loss statements and statements of cash flow for the same year-to-date and month periods of the immediately preceding year.
“First Lien Agent” means HPS Investment Partners, LLC, as agent for the lenders from time to time party to the First Lien Credit Agreement and any successor and assigns appointed in accordance with the terms thereof.
“First Lien Credit Agreement” means that certain First Lien Term Loan Credit Agreement, dated as of March 12, 2025, by and among the Company, First Lien Agent, and certain lenders party thereto from time to time, as in effect as of the Closing Date and as amended, restated, amended and restated, supplemented or otherwise modified or extended or refinanced from time to time in accordance with Section 5.05(k).
“First Lien Obligations” means “Obligations” as defined in the First Lien Credit Agreement.
“Fundamental Change” means the occurrence of (i) a Change of Control or (ii) the commencement of a voluntary case or other proceeding or filing of any petition seeking, or the adoption of a plan relating to, the bankruptcy, dissolution, liquidation, reorganization, winding-up of the Company or other relief under any federal, state or foreign bankruptcy, insolvency, reorganization or other similar applicable law now or hereafter in effect.
“Fundamental Change Redemption Right” has the meaning set forth in Section 3.08(b).
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.
“Governing Body” means (i) in the case of a corporation (or a limited liability company incorporated under the laws of England and Wales or the Netherlands), its board of directors and/or shareholders (as the case may be), (ii) in the case of a limited liability company, its managers or members, and (iii) in the case of a limited partnership, its general partner(s), or in each case, another comparable governing body of the applicable Entity.
“Governing Documents” means
(i)    in the case of a corporation, its articles (or certificate) of incorporation (or equivalent) and bylaws (if applicable),
(ii)    in the case of a limited liability company, its articles (or certificate) of organization (or formation) and its operating agreement,
(iii)    in the case of a limited partnership, its articles (or certificate) of limited partnership and its limited partnership agreement, or in each case, another comparable governing document of the applicable Entity,
(iv)    in the case of a limited liability company incorporated under the laws of England and Wales, its articles of association and memorandum of association (if applicable) and its certificate of incorporation and any certificate of incorporation on a change of name (if applicable), and
(v)    in relation to any Person organized under Dutch law in each case including its deed of incorporation (oprichtingsakte), articles of association (statuten) and an extract (uittreksel) from the commercial register (handelsregister) of the Dutch Chamber of Commerce (Kamer van Koophandel).
“Governmental Authority” means any federal, state, provincial, territorial, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, any court, any securities exchange or any self-regulatory organization (including the National Association of Insurance Commissioners), in each case whether associated with a state of the United States, the United States, province or territory of Canada, Canada, or a foreign entity or government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).
“Hazardous Materials” means any and all pollutants, contaminants and toxic, caustic, radioactive or hazardous materials, substances and wastes including petroleum or petroleum distillates, urea formaldehyde foam insulation, asbestos or asbestos-containing materials, whether or not friable, per- and polyfluoroalkyl substances, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other materials, substances or wastes of any nature, that are regulated under any Environmental Laws due to their dangerous or hazardous properties or characteristics.
“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging agreement. The term “Hedging Agreement,” as used herein, shall extend to and include any Swap Obligation.
“Holder” means a holder of shares of Series B Preferred Stock.
“Holder Majority” means the consent of Holders who among them hold not less than the majority of the aggregate Accreted Value of the Series B Preferred Stock then outstanding.
“Incremental Equivalent Debt” has the meaning set forth in Section 5.05(s).
“Indebtedness” means, with respect to any Person, as of the date of determination thereof (without duplication of the same obligation under any other clause hereof),
(i)    all obligations of such Person for borrowed money of any kind or nature, including funded and unfunded debt,
(ii)    all monetary obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including under Hedging Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedging Agreement were terminated on the date of determination), in each case, whether entered into for hedging or speculative purposes or otherwise,
(iii)    all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses) and any earn-out or similar obligations, purchase price adjustments and profit-sharing arrangements arising from purchase and sale agreements,
(iv)    all Capitalized Lease Obligations,
(v)    all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right to be secured) a Lien on any asset of such Person whether or not the Indebtedness is assumed by such Person,
(vi)    all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreements in the event of default are limited to repossession or sale of such property),
(vii)    any Disqualified Equity Interests,
(viii)    all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products,
(ix)    notes payable and drafts representing extensions of credit whether or not representing obligations for borrowed money,
(x)    the face amount of any letter of credit issued for the account of that Person or as to which such Person is otherwise liable for reimbursement of drawings,
(xi)    the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another,
(xii)    all obligations of such Person in respect of the sale or factoring of receivables,
(xiii)    any liability or agreement of such Person to purchase, repurchase or otherwise acquire any Indebtedness or Equity Interests from any other Person, including any “repo” or other similar arrangement, and
(xiv)    any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (i) through (xiii) above.
For purposes of this definition, (A) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness (assuming such Person is required to perform thereunder), (B) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (1) if applicable, the limited amount of such obligations, and (2) if applicable, the fair market value of such assets securing such obligation, and (C) the Series B Preferred Stock shall not be considered “Indebtedness.”
“Initial Stated Value” means, at any date of determination, and with respect to each outstanding share of Series B Preferred Stock, $1,000.00 (adjusted as appropriate (as determined by the Board of Directors in good faith) in the event of any stock dividend, redemption, stock split, stock distribution, recapitalization or combination with respect to the Series B Preferred Stock).
“Intended Preferred Stock Tax Treatment” has the meaning set forth in Section 6.01(b).
“Interest Expense” means, for any period, all interest with respect to Indebtedness (including the interest component of Capitalized Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) determined in accordance with GAAP.
“Laws” means, with respect to any Person, (i) the common law and any federal, state, local, foreign, multinational or international statutes, laws, treaties, judicial decisions, judgments, writs, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, and legally binding and enforceable standards, rules and regulations, guidances, guidelines, ordinances, rules, governmental agreements and governmental restrictions (including administrative or judicial precedents or authorities), in each case whether now or hereafter in effect, and (ii) the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Lien” means any lien, claim, charge, pledge, security interest, assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title, attachment or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.
“Liquidation Event” means an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking the liquidation, dissolution or winding up of the Company or any of its Subsidiaries, and such proceeding or petition shall continue undismissed or unstayed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered.
“Mandatory Redemption” has the meaning set forth in Section 3.08(a).
“Material Adverse Effect” means (i) a material adverse effect on the business, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or (ii) the material impairment of (A) the Company and its Subsidiaries’ ability to perform the Company’s payment or the Company and its Subsidiaries’ other material obligations under this Certificate of Designations, or (B) the ability of the Holders to enforce this Certificate of Designation.
“Material Contract” means any agreement or arrangement to which the Company or a Loan Party (as defined in the Second Lien Credit Agreement) is party (other than this Certificate of Designation) (i) for which breach, nonperformance or termination (including by failure to renew) could reasonably be expected to have a Material Adverse Effect; or (ii) that relates to Material Indebtedness.
“Material Indebtedness” means (a) the ABL Obligations, (b) the First Lien Obligations, (c) the Second Lien Obligations, (d) the obligations pursuant to the 1970 Group SIRFA and (e) any other Indebtedness or obligations in respect of one or more Hedging Agreements in an aggregate principal amount exceeding $12,000,000. For purposes of this definition, the “principal amount” of the obligations of the Company or any other Loan Party (as defined in the Second Lien Credit Agreement) in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or any other Loan Party (as defined in the Second Lien Credit Agreement) would be required to pay if such Hedging Agreement were terminated at such time.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Patents” means patents and patent applications, including (i) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iii) the right to sue for past, present, and future infringements thereof, and (iv) all rights corresponding thereto throughout the world.
“Permits” means, in respect of any Person, all licenses, permits, franchises, consents, rights, privileges, certificates, authorizations, approvals, registrations and similar consents granted or issued by any Governmental Authority to which or by which such Person is bound.
“Permitted Hedging Agreement” means a Hedging Agreement made by the Company or its Subsidiary in the ordinary course of its business in accordance with the reasonable requirements of its business, and not for speculative purposes, and in any such case, shall be unsecured (except for Permitted Liens of the type described in clause (xii) of the definition thereof in the Second Lien Credit Agreement).
“Permitted Transfer” means a transfer of the Series B Preferred Stock consummated in compliance with the Shareholders Agreement, as in effect on the Closing Date.
“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, joint stock company, association, corporation, institution, entity, party or government (including any division, agency or department thereof) or any other legal entity, whether acting in an individual, fiduciary or other capacity, and, as applicable, the successors, heirs and assigns of each.
“Preferred Stock” has the meaning set forth in the recitals.
“Pro Forma Basis” means, with respect to compliance with any test or covenant or calculation hereunder, the determination or calculation of such test, covenant or ratio in accordance with Section 1.02(v).
“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the Closing Date, by and among the Company and the investors party thereto, as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified, in whole or in part, from time to time in accordance with the terms thereof.
“Quarter End Date” means each of March 31, June 30, September 30 and December 31. If any Quarter End Date is not a Business Day, the Quarter End Date will be the Business Day immediately following such Quarter End Date.
“Real Property” means any real property owned or leased by the Company or any Subsidiary of the Company.
“Redemption Date” means (a) in respect of any Voluntary Redemption, the date set by the Company as the date on which such redemption shall occur; and (b) in respect of any Mandatory Redemption, the date of redemption.
“Redemption Notice” has the meaning set forth in Section 3.03.
“Redemption Notice Date” has the meaning set forth in Section 3.03.
“Redemption Price” means the total price for each share of Series B Preferred Stock to be redeemed pursuant to this Certificate of Designation on any Redemption Date, which shall be an amount per share of Series B Preferred Stock equal to the greater of (1) if applicable, (a) for shares of Series B Preferred Stock issued on the Closing Date, if any applicable Redemption Date occurs on or prior to the 42 month anniversary of the Closing Date, the Initial Stated Value of such share of Series B Preferred Stock issued on the Closing Date multiplied by 140% or (b) for Delayed Draw Preferred Shares, if any applicable Redemption Date occurs on or prior to the 42 month anniversary of the issuance date of such Delayed Draw Preferred Shares, the Initial Stated Value of such Delayed Draw Preferred Share multiplied by 140% minus, in the case of clause (a) and (b), any amounts paid in cash with respect to each such share of Series B Preferred Stock, whether or not previously redeemed and (2) the Accreted Value of such share as of such Redemption Date. For the avoidance of doubt, only the Accreted Value plus all accrued but uncompounded Undrawn Fees will be payable in connection with a Change of Control in which Stellex and/or its Affiliates provides (including through roll-over amounts) the majority of the equity capital for such transaction.
“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:
(i)    such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon, the reasonable and customary fees and expenses incurred in connection therewith, any accrued and unpaid interest and by the amount of unfunded commitments with respect thereto,
(ii)    such refinancings, renewals, or extensions do not result in a shortening of the final stated maturity or the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially adverse to the interests of the Holders,
(iii)    [reserved]
(iv)    the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended,
(v)    if the Indebtedness that is refinanced, renewed or extended was unsecured, such refinancing, renewal or extension shall be unsecured,

(vi)    if the Indebtedness that is refinanced, renewed, or extended was secured such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured such refinanced, renewed or extended Indebtedness,
(vii)    such refinancings, renewals, or extensions shall be incurred by the Person who is the obligor or guarantor (or any successor thereto) on the Indebtedness being refinanced, renewed or extended, and
(viii)    at the time thereof, no Default or Trigger Event shall have occurred and be continuing.
“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching into the Environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing Hazardous Materials) and the migration through the Environment, including migration through the air, soil, surface water or groundwater.
“Requirement of Law” or “Requirements of Law” means (i) the Governing Documents, (ii) any law, treaty, rule, regulation, order or determination of an arbitrator, court or other Governmental Authority, or (iii) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, or other right or approval binding on the Company, the Company’s Subsidiaries or any of their property.
“Responsible Officer” means, as applied to any Person, the chairman, president, chief executive officer, chief financial officer, chief operating officer, vice president, secretary, treasurer, director or any other individual designated in writing by an existing Responsible Officer of such Person an authorized signatory of any certificate or other document to be delivered hereunder.
“Restricted Payment” means (a) any payment of any dividend or any payment or distribution on account of the Company’s Equity Interests that are junior to the Series B Preferred Stock, including any dividend or distribution payable in connection with any merger, amalgamation or consolidation or (b) any purchase, redemption, defeasance or other acquisition or retirement for value of any Equity Interests of the Company that are junior to the Series B Preferred Stock, including in connection with any merger, amalgamation or consolidation. For the avoidance of doubt, as of the Closing Date, the Company does not have any Equity Interests that are senior or pari passu to the Series B Preferred Stock.
“Return” means the dividends to be made by the Company in respect of the shares of Series B Preferred Stock in accordance with Section 2.01(a).
“Return Rate” means a rate of 10.50% per annum; provided that (a) such rate shall automatically and immediately increase by 1.75% per annum on the date on which the Company has not effected a Mandatory Redemption pursuant to Section 3.08 hereof and thereafter, on each anniversary thereof, in each case not to result in a dividend rate exceeding 15.00% per annum and (b) such rate shall increase by an additional 1.00% for so long as the Shareholder Approval (as defined in the common stock purchase warrants issued pursuant to the Purchase Agreement) has not been obtained following the Company’s 2026 annual general meeting.
“Sale and Leaseback Transaction” means any direct or indirect arrangement relating to any Real Property (and any related furniture, fixtures, and equipment) or personal property now owned or hereafter acquired by the Company or any Subsidiary of the Company whereby the Company or any Subsidiary of the Company transfers such property to a Person and the Company or any Subsidiary of the Company rents or leases such property from such Person.
“Sanctions” means any economic or financial sanctions imposed, administered or enforced by the U.S. government (including OFAC and the U.S. Department of State), the Government of Canada, the government of Japan, the United Nations Security Council, the European Union and any member state thereof, the UK government (and any of its governmental institutions, including His Majesty’s Treasury of the United Kingdom) or other applicable sanctions authorities that have jurisdiction over the Company and its Subsidiaries.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Lien Agent” means Cantor Fitzgerald Securities as agent for the lenders from time to time party to the Second Lien Credit Agreement and any successor and assigns appointed in accordance with the terms thereof.
“Second Lien Credit Agreement” means that certain Second Amended and Restated Term Loan Credit Agreement, dated as of March 12, 2025, by and among the Company, Second Lien Agent, and certain Corre Affiliates, as in effect as of the Closing Date and as amended, restated, amended and restated, supplemented or otherwise modified or extended or refinanced from time to time in accordance with Section 5.05(l).
“Second Lien Obligations” means “Obligations” as defined in the Second Lien Credit Agreement.
“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended.
“Series B Preferred Stock” has the meaning set forth in Section 2.02.
“Shareholders Agreement” means the Shareholders Agreement, dated as of September 11, 2025, among the Company, Stellex and the other parties thereto, as the same may be amended from time to time.
“Solvent” means that as of the date as to which such Person’s solvency is to be measured:
(o)the fair saleable value of its assets is in excess of (i) the total amount of its liabilities (including contingent, subordinated, absolute, fixed, matured, unmatured, liquidated and unliquidated liabilities) and (ii) the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured;
(p)it has sufficient capital to conduct its business; and
(q)it is able to meet its debts as they mature.
“Stated Value” means, with respect to the shares of Series B Preferred Stock at any date, the sum of (i) the Initial Stated Value thereof, plus (ii) all accrued and unpaid (including compounded) Return as of the most recent Quarter End Date (if any) prior to such date, plus (iii) all accumulated and unpaid Undrawn Fees payable as of the most recent Quarter End Date and/or issuance date of Delayed Draw Preferred Shares.
“Stellex” means Stellex Capital Management LLC.
“Subsidiary” means, as to any Person, any Entity in which that Person directly or indirectly owns or Controls more than 50% of the issued and outstanding economic or Voting Interests of such Entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.
“Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges, in each case, in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Test Period” means, as of any date of determination, the four consecutive fiscal quarters of the Company ending on or most recently ended as of such date of determination for which Financial Statements have been or are required to be delivered pursuant to Sections 4.05(a) and 4.05(b), as applicable.
“Total Leverage Ratio” has the meaning set forth in the Second Lien Credit Agreement (including any component definitions thereof) as in effect as of the Closing Date without effect to any subsequent amendment or modification.
“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill symbolized by the foregoing or connected therewith, and (v) all rights corresponding thereto throughout the world.
“Trigger Event” has the meaning set forth in Section 8.01.
“Undrawn Fee” has the meaning set forth in Section 2.03.
“Voluntary Redemption” has the meaning set forth in Section 3.07(c).
“Voluntary Redemption Trigger Date” has the meaning set forth in Section 3.07(a).
“Voting Interests” means Equity Interests having ordinary voting power for the election of the Governing Body of such Person.
Section 1.02.Rules of Construction. Unless the context otherwise requires or otherwise specified herein:

(a)the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms;
(b)the term “including” is by way of example and not limitation;
(c)in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including;”
(d)the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings);
(e)section headings herein are included for convenience of reference only;
(f)the word “or” is not exclusive;
(g)the word “will” shall be interpreted to express a command;
(h)provisions apply to successive events and transactions;
(i)unless the context otherwise requires, references to sections of, or rules under, the Securities Act or the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time;
(j)any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time;
(k)references to a Person also include its permitted assigns and successors;
(l)unless the context otherwise requires, any reference to an “Article,” “Section” or “clause” refers to an Article, Section or clause, as the case may be, of this Certificate of Designation;
(m)the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Certificate of Designation as a whole and not any particular Article, Section, clause or other subdivision;
(n)all references to $, currency, monetary values and dollars set forth herein mean U.S. dollars;
(o)words used herein implying any gender shall apply to both genders;
(p)the principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with GAAP;
(q)any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity);
(r)a statement that a copy of an item has been delivered means a correct and accurate copy of such item has been delivered;
(s)any financial ratios required to be satisfied in order for a specific action to be permitted under this Certificate of Designation shall be calculated by dividing the appropriate numerator by the appropriate denominator, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number);
(t)when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall not be reflected in computing interest, dividends, premium or fees, as the case may be;

(u)the parties to this Certificate of Designation acknowledge and agree that (a) each party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Certificate of Designation, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting party will not be used to interpret this Certificate of Designation and (c) the provisions of this Certificate of Designation will be construed without regard to which party was generally responsible for the preparation of this Certificate of Designation;
(v)for purposes of calculating the Total Leverage Ratio as of any date, EBITDA shall be calculated on a pro forma basis (as certified by the Company) assuming that all acquisitions made, and all dispositions completed, during the four consecutive fiscal quarters then most recently ended had been made on the first day of such period (but without any adjustment for projected cost savings or other synergies not described in clause (W) of the definition of “EBITDA” in the Second Lien Credit Agreement as in effect as of the Closing Date unless otherwise approved by the Holders);
(w)“the Netherlands” means the European part of the Kingdom of The Netherlands and “Dutch” means in or of the Netherlands;
(x)time of day means time of day New York, New York, except as otherwise expressly provided; and
(y)for purposes of calculating EBITDA under any grower basket (i.e., a covenant exception subject to a limitation based on the greater of a Dollar amount and a percentage of EBITDA) contained in Article V (or otherwise set forth herein), for any subject transaction, EBITDA shall be determined as of the Test Period most recently ended. Notwithstanding anything to the contrary contained herein, no such baskets shall be determined to be exceeded hereunder (and no Default shall occur) solely on account of fluctuations to the amount of EBITDA after any such basket is utilized in accordance with the terms hereof; provided that, for the avoidance of doubt, any decrease in the amount of EBITDA shall be deemed to decrease EBITDA for the purposes of any basket that has not been utilized and any refinancing (including any Refinancing Indebtedness) with respect to any basket that has been utilized.
Section 1.03.Effect of Covenants. For the avoidance of doubt, the covenants set forth in Article IV and Article V shall only apply at a time when the Series B Preferred Stock remains outstanding and shall cease to apply when all shares of Series B Preferred Stock are no longer outstanding.
Section 1.04.Accounting Terms and Principles. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. If any change in GAAP results in a change in the interpretation of related provisions of this Certificate of Designation, then if the Company shall request an amendment to such provisions of this Certificate of Designation, then the Company and the Holders agree to negotiate an amendment to such provisions of this Certificate of Designation so as to equitably reflect such changes in GAAP with the desired result that the criteria for evaluating the Company’s financial condition shall be the same after such change in GAAP as if such change had not been made. Until the Company and the Holders have agreed to any amendment referred to in the prior sentence, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the financial statements prior to the applicable change in GAAP. Anything in this Certificate of Designation to the contrary notwithstanding, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP as in effect on December 31, 2018 shall not be treated as Capital Lease solely as a result of changes in the application of GAAP, in each case, after December 31, 2018.
Article IIRETURN; DIVIDENDS; DESIGNATION
Section 2.01.Return and Dividends.
(a)From and after the respective dates of issuance of shares of Series B Preferred Stock, Holders of such shares of Series B Preferred Stock shall be entitled to receive in respect of each such share, solely if, as and when declared by the Board of Directors, from time to time, cumulative dividends accruing on a daily basis from, and including, such date of issuance, at the Return Rate on the Stated Value of such share from time to time. The Return will accrue and may be paid in cash as dividends on Series B Preferred Stock at the Company’s election,

(subject to such cash dividends having been declared by the Board of Directors, and the Company having completed all other formalities required for the payment of cash dividends). Return will be calculated on the basis of actual days elapsed over a year of 360 days consisting of twelve 30-day months. Without any need to declare or take other action, to the extent any Return is not paid in cash on any applicable Quarter End Date, such Return shall compound on each Quarter End Date and shall be added to the Stated Value.
(b)All Return and compounded amounts on the Series B Preferred Stock are prior to and in preference over any dividend on any Common Stock or other Equity Interests of the Company and shall be declared and fully paid (including any Return that has compounded and been added to the Stated Value) before any dividends are declared and paid, or any other distributions are made, on any Common Stock or other Equity Interests of the Company.
Section 2.02.Designations; Ranking. A total of 105,000 shares of Preferred Stock, par value $100.00 per share, of the Company, shall be designated as a series known as Series B Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock shall rank senior and in priority in right to receive dividends, to participate in distributions or payment to the Common Stock and any other Equity Interests of the Company currently existing or hereafter authorized, classified or reclassified in any dissolution, liquidation or winding up of the Company. The Series B Preferred Stock shall rank junior to the Company’s existing and future liabilities. Shares of Series B Preferred Stock may be issued from time to time pursuant to and in accordance with the terms and conditions of the Purchase Agreement. So long as any shares of Series B Preferred Stock are outstanding, no dividends or distributions on, or purchases or redemptions of, Common Stock shall be paid, declared or made, except as permitted under this Certificate of Designation.
Section 2.03.Delayed Draw Preferred Shares. During the Delayed Draw Period (as defined in the Purchase Agreement), a fee shall accrue on any unissued Delayed Draw Preferred Shares on a daily basis from the Closing Date to the date such Delayed Draw Preferred Shares are issued (or the end of the Delayed Draw Period to the extent such Delayed Draw Preferred Shares are not issued) at a rate of 1.0% per annum on the Initial Stated Value of the unissued Delayed Draw Preferred Shares (the “Undrawn Fee”). The Undrawn Fee will be calculated on the basis of actual days elapsed over a year of 360 days consisting of twelve 30-day months. The Undrawn Fee is payable on each Quarter End Date and on each issuance of Delayed Draw Preferred Shares (in respect of the Undrawn Fee accrued and not previously paid on the amounts of Delayed Draw Preferred Shares issued on such date) or the end of the Delayed Draw Period to the extent such Delayed Draw Preferred Shares are not issued and shall be added on each Quarter End Date pro rata to the Stated Value of each outstanding share of Series B Preferred Stock held by the initial Holders (that were Holders on the Closing Date) or their Affiliates and Related Funds (as defined in the Shareholders Agreement) or on the issuance date of Delayed Draw Preferred Shares to the Delayed Draw Preferred Shares issued on such date.
Article IIIREDEMPTION
Section 3.01.Notices to Holders. If the Company elects to redeem the Series B Preferred Stock pursuant to Section 3.07 hereof or is required to redeem the Series B Preferred Stock pursuant to Section 3.08 hereof, it shall give to each Holder a notice in accordance with Section 3.03 hereof.
Section 3.02.Selection of Series B Preferred Stock to Be Redeemed in any Partial Redemption. Other than in the case of a redemption of all Series B Preferred Stock in a single transaction, if less than all of the Series B Preferred Stock are to be redeemed at any time:
(a)such partial redemption of the Series B Preferred Stock shall only be permitted if (A) it would result in at least a 25% reduction in the value of the aggregate Equity Interests in the Company owned (directly and through the attribution rules described in Section 302(c) of the Code, including with respect to the warrants issued in connection with the transactions contemplated by the Purchase Agreement) by each Holder of Series B Preferred Stock, and (B) the Company has determined that it will (and agrees in writing that it will) report such redemption as a sale and exchange of the redeemed Series B Preferred Stock consistent with clause (ii) of the Intended Preferred Stock Tax Treatment; and
(b)each outstanding share of Series B Preferred Stock (including, for the avoidance of doubt, all Delayed Draw Preferred Shares then issued and outstanding) shall be subject to redemption, which redemption shall be on a pro rata basis in proportion to the aggregate Redemption Price of all Series B Preferred Stock outstanding on the date of the notice of redemption issued pursuant to Section 3.03, constituted by a reduction in the Stated Value and Accreted Value of all Series B Preferred Stock outstanding. Each Holder hereby agrees to tender for redemption each outstanding Series B Preferred Stock.
Section 3.03.Notice of Redemption. The Company shall deliver electronically, mail or cause to be mailed by first class mail, postage prepaid a notice of redemption (a “Redemption Notice”) not less than five days and not more than 30 days before the Redemption Date (the date of such notice, the “Redemption Notice Date”) to each Holder of shares of Series B Preferred Stock. The notice shall state:
(i)the section of this Certificate of Designation pursuant to which the redemption shall occur;
(ii)the Accreted Value of the Series B Preferred Stock held by each Holder;
(iii)the Redemption Date;
(iv)the Redemption Price;
(v)if the Company is not permitted by Law to redeem all of the Series B Preferred Stock required to be redeemed or if the Series B Preferred Stock is to be redeemed in part only (subject to the limitations in Section 3.02 applicable to partial redemptions (unless otherwise waived by a relevant Holder)), the portion of the Redemption Price of the Series B Preferred Stock to be redeemed (which must satisfy the requirements of Section 3.02 applicable to partial redemptions) and that, after the Redemption Date and upon surrender of any certificates representing such Series B Preferred Stock, a new certificate for such Series B Preferred Stock, which shall have a Stated Value and Accreted Value equal to the unredeemed portion of the original Series B Preferred Stock, will be issued in the name of the Holder upon cancellation of any certificate representing such Series B Preferred Stock prior to such Redemption Date; and
(vi)if such redemption is a Voluntary Redemption, any condition to such redemption.
A Voluntary Redemption (and solely a Voluntary Redemption) may, at the Company’s discretion, be subject to one or more conditions precedent, and, if a Voluntary Redemption is subject to the satisfaction of one or more conditions precedent, the notice of such redemption shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date as stated in such notice, or by the redemption date as so delayed.
Section 3.04.Effect of Notice of Redemption. The Company shall have the right to revoke and withdraw a Redemption Notice delivered to the Holders in accordance with Section 3.03 hereof prior to the Redemption Date set forth in such Redemption Notice only in the event that any or all conditions precedent relating to such Voluntary Redemption have not been satisfied or waived by such Redemption Date. The notice, if delivered in accordance with Section 10.02 hereof, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to deliver such notice or any defect in the notice to the Holder of any share of Series B Preferred Stock designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other share of Series B Preferred Stock.
Section 3.05.Deposit of Redemption Price.
(a)The aggregate Redemption Price will be due and payable, and paid in cash in immediately available funds, to the respective Holders on the applicable Redemption Date. Prior to 2:00 p.m., New York City time, on the Redemption Date, the Company shall deposit with each Holder money sufficient to pay the Redemption Price of all Series B Preferred Stock of such Holder to be redeemed on that Redemption Date. Each Holder shall promptly return to the Company any money deposited with the Holders by the Company in excess of the amounts necessary to pay the Redemption Price of all Series B Preferred Stock of such Holder to be redeemed.
(b)If the Company complies with the provisions of the preceding clause (a), on and after the Redemption Date, Return shall cease to accrue on the Series B Preferred Stock or the portions of Series B Preferred Stock called for redemption.

Section 3.06.Series B Preferred Stock Redeemed in Part. Upon surrender of any Series B Preferred Stock certificate that is redeemed in part, the Company shall issue a new Series B Preferred Stock certificate representing Series B Preferred Stock equal in Stated Value and Accreted Value to the unredeemed portion of the Series B Preferred Stock surrendered.
Section 3.07.Voluntary Redemption.
(a)On or before March 11, 2029 (the “Voluntary Redemption Trigger Date”), the Company may not make a Voluntary Redemption of the Series B Preferred Stock; provided, that concurrently with a Fundamental Change that occurs prior to the Voluntary Redemption Trigger Date, the Company may redeem all of the outstanding shares of Series B Preferred Stock held by the Holders upon written notice as described under Section 3.03 hereof for an amount per share equal to the Redemption Price paid in cash on the Redemption Date set forth in the notice required under Section 3.03.
(b)At any time after the Voluntary Redemption Trigger Date, the Company may on one or more occasions redeem all (or a part, solely to the extent permitted in accordance with Section 3.02) of the outstanding shares of Series B Preferred Stock held by the Holders, upon written notice as described under Section 3.03 hereof for an amount per share equal to the Redemption Price paid in cash on the Redemption Date set forth in the notice required under Section 3.03.
(c)Any redemption pursuant to this Section 3.07 (any such redemption, a “Voluntary Redemption”) shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.
Section 3.08.Mandatory Redemption.
(a)Subject to the terms of this Section 3.08, (i) on or after December 31, 2030, at the option of the Holders, or (ii) upon an exercise of the Fundamental Change Redemption Right, the Company shall redeem for cash all of the then outstanding shares of Series B Preferred Stock at a price per share equal to the Redemption Price as of the applicable Redemption Date (“Mandatory Redemption”).
(b)The Company shall, at least 5 Business Days prior to a Fundamental Change, provide written notice to the Holders and, the Holders shall have the right (the “Fundamental Change Redemption Right”) to require the Company to make a Mandatory Redemption on the date of such Fundamental Change of all of the then outstanding shares of Series B Preferred Stock.
(c)If, upon a Mandatory Redemption, the Company does not have surplus for the redemption of all outstanding shares of Series B Preferred Stock or if the Company is not permitted by Law to consummate such a Mandatory Redemption the Company shall, subject to the limitations in Section 3.02 applicable to partial redemptions (unless otherwise waived by a relevant Holder), redeem shares of Series B Preferred Stock to the fullest extent it is able or of such surplus and shall, subject to the limitations in Section 3.02 applicable to partial redemptions (unless otherwise waived by a relevant Holder), redeem the remaining shares of Series B Preferred Stock as soon as practicable after the Company has surplus therefor or is otherwise permitted by Law to do so. At any time thereafter when additional surplus is available for the redemption of the Series B Preferred Stock, such surplus will, subject to the limitations in Section 3.02 applicable to partial redemptions (unless otherwise waived by a relevant Holder), immediately be used to redeem the balance of the Series B Preferred Stock.
(d)The Company will use commercially reasonable efforts (including by engaging a financial advisor) to promptly obtain sufficient funds to consummate a Mandatory Redemption, including through additional sales of Equity Interests in the Company or its Subsidiaries, the incurrence of additional Indebtedness, sale of assets of the Company or its Subsidiaries, effecting a merger or similar transaction or otherwise by any and all lawful means available to the Company.
Section 3.09.No Conversion. The Series B Preferred Stock shall not be convertible into any other securities of the Company.
Article IVAFFIRMATIVE COVENANTS
Section 4.01.Existence. The Company shall, and shall cause each of its Subsidiaries to the extent constituting a Loan Party under the Second Lien Credit Agreement as in effect on the Closing Date to:

(a)maintain the Company’s existence, except in connection with a transaction in which a successor entity formed by consolidation or amalgamation or into which it is merged (the “Successor Entity”) is a corporation organized and existing under the laws of the United States of America or any state thereof, or the District of Columbia and such Successor Entity expressly assumes all obligations of the Company under this Certificate of Designation and the Series B Preferred Stock;
(b)maintain such Subsidiary’s existence except in connection with a transaction expressly permitted under the Second Lien Credit Agreement as in effect on the Closing Date or where the failure to do so could not reasonably be expected to have a Material Adverse Effect;
(c)maintain in full force and effect all material licenses, bonds, franchises, leases, Trademarks, qualifications and authorizations to do business, and all material Patents, contracts and other rights necessary or advisable to the profitable conduct of its businesses, except:
(i)as expressly permitted by this Certificate of Designation or the Second Lien Credit Agreement as in effect on the Closing Date;
(ii)such as may expire, be abandoned or lapse in the ordinary course of business; or
(iii)as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and
(d)continue in the same or reasonably related lines of business as presently conducted by it.
Section 4.02.Requirements of Law; Material Contracts. The Company shall, and shall cause each of its Subsidiaries to the extent constituting a Loan Party under the Second Lien Credit Agreement as in effect on the Closing Date to, comply (i) with all Requirements of Law applicable to it, including any state licensing laws and Environmental Laws and (ii) obligations under Material Contracts, in each case except, in the case of each of clause (i) and clause (ii), where the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.03.Taxes. The Company shall, and shall cause each of its Subsidiaries to, pay, before the same becomes delinquent or in default:
(a)all federal income and other material Taxes imposed against it or any of its property; provided that such payment and discharge will not be required with respect to any Tax if:
(i)the validity thereof, or to the extent the amount thereof, is being contested in good faith, by appropriate proceedings diligently conducted; and
(ii)an adequate reserve or other appropriate provision shall have been established therefore as required in accordance with GAAP.
Section 4.04.Notification Requirements and Information. The Company shall deliver to each Holder, promptly following delivery of the same to the First Lien Agent, the Second Lien Agent or each lender under the First Lien Credit Agreement as in effect on the Closing Date and the Second Lien Credit Agreement as in effect on the Closing Date, all notices and other documents or information delivered to the First Lien Agent, the Second Lien Agent or each lender pursuant to Sections 7.8 and 7.11 of the First Lien Credit Agreement as in effect on the Closing Date and Sections 7.8 and 7.11 of the Second Lien Credit Agreement as in effect on the Closing Date. For the avoidance of doubt, the requirements of this Section 4.04 may be satisfied to the extent the Holders shall receive the required information from the First Lien Agent or the Second Lien Agent pursuant to the terms of the First Lien Credit Agreement as in effect on the Closing Date and the Second Lien Credit Agreement as in effect on the Closing Date, in their capacity as lenders thereunder.
Section 4.05.Financial Reporting. The Company shall deliver to each Holder the following:
(a)Annual Financial Statements. Within ninety (90) days after the end of each fiscal year, beginning with the fiscal year ended December 31, 2025, the annual audited and certified consolidated Financial Statements of the Company and its Subsidiaries for such fiscal year, setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an Auditor, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall be unqualified as to going concern and scope of audit (except for any such qualification pertaining to impending debt maturities occurring within 12 months of such audit or any breach of any financial covenant).
(b)Quarterly Financial Statements. Within forty-five (45) days after the end of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2025:
(i)the interim consolidated Financial Statements of the Company and its Subsidiaries as at the end of such quarter and for the fiscal year to date, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and
(ii)a narrative discussion of the financial condition of the Company and its Subsidiaries and results of operations and the liquidity and capital resources for the fiscal quarter then ended, prepared by a Responsible Officer of the Company.
(c)Monthly Financial Statements. Within thirty (30) days after the end of each fiscal month, commencing with the fiscal month ended September 30, 2025:
(i)the interim consolidated Financial Statements of the Company and its Subsidiaries as at the end of such month and for the fiscal year to date; and
(ii)a certification by a Responsible Officer of the Company that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).
(d)The requirements of this Section 4.05 may be satisfied by the filing with the SEC for public availability by the Company of any Annual Report on Form 10-K, Quarterly Report on Form 10- Q or Current Report on Form 8-K, containing the required information with respect to the Company and filed within the time period required under the rules and regulations of the SEC for the filing of such forms.
(e)To the extent any information is not provided within the time periods specified in Section 4.04 or this Section 4.05 and such information is subsequently provided, the Company shall be deemed to have satisfied its obligations with respect thereto at such time and any Default or Trigger Event with respect thereto shall be deemed to have been cured.
Section 4.06.Solvency. The Company and its Subsidiaries, taken as a whole, shall be and remain Solvent at all times.
Section 4.07.Sanctions; Anti-Money Laundering Laws and Anti-Corruption Laws. Each of the Company and its Subsidiaries shall comply in all respects with all applicable Sanctions and in all material respects with applicable Anti-Money Laundering Laws and Anti-Corruption Laws and shall maintain all of the necessary Permits required pursuant to any applicable Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws in order for the Company and its Subsidiaries to continue the conduct of its business as currently conducted, and will maintain policies, procedures, and internal controls designed to promote and achieve compliance with such applicable laws and with the terms and conditions of this Certificate of Designation.
Article VNEGATIVE COVENANTS
For so long as any Series B Preferred Stock is outstanding, the Company will not, and will not permit any of its Subsidiaries to (as applicable), without the prior affirmative vote or action by written consent of the Holder Majority, take any of the following actions (in each case, whether by merger, consolidation, operation of law or otherwise). For the avoidance of doubt, no such consent shall be required for any transaction that would result in a redemption in full of all outstanding shares of Series B Preferred Stock.
Section 5.01.No Voluntary Insolvency or Dissolution. The Company will not file a voluntary petition for bankruptcy or voluntarily liquidate, dissolve or wind up the Company or the affairs of the Company.

Section 5.02.Governing Documents. The Company will not amend, alter or repeal (in each case, including by merger, consolidation or otherwise) any provision of the Certificate of Incorporation or the Bylaws of the Company in a manner that adversely and disproportionately affects the rights of the Holders in their capacity as Holders of Series B Preferred Stock.
Section 5.03.Preferred Stock and Equity Interests.
(a)The Company will not, and will not permit its Subsidiaries to create, authorize the creation of, classify, reclassify, or issue any Equity Interest ranking pari passu or senior (including structurally senior) to the Series B Preferred Stock with respect to its rights, preferences and privileges; which prohibition shall, for the avoidance of doubt, also prohibit any Indebtedness that is convertible into, any Equity Interests that are convertible into, or any instrument exercisable for, in each case Equity Interests ranking pari passu or senior (including structurally senior) to the Series B Preferred Stock.
(b)The Company will not increase the number of authorized shares of Series B Preferred Stock. The Company will not issue any additional Series B Preferred Stock, other than up to 30,000 shares of Series B Preferred Stock (the “Delayed Draw Preferred Shares”) that may be issued up to 24 months after the Closing Date in accordance with the Purchase Agreement.
Section 5.04.Restricted Payments. The Company will not, and will not permit its Subsidiaries to, make any Restricted Payments other than:
(a)the purchase, retirement, redemption or other acquisition for value of Equity Interests (including related stock appreciation rights or similar securities) of the Company held directly or indirectly by any future, present or former employee, consultant or independent contractor of the Company or any Subsidiary of the Company or their estates, heirs, family members, spouses or former spouses (Equity Interests held by any entity whose Equity Interests are held by any such future, present or former employee, consultant or independent contractor or their estates, heirs, family members, spouses or former spouses) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan effective as of the Closing Date; provided, however, that the aggregate amounts paid under this clause (a) shall not exceed $500,000 at the time of making (or at the option of the Company, the declaration to make) such Restricted Payment in any calendar year;
(b)Restricted Payments in cash to purchase or redeem or in lieu of the issuance of fractional shares of the Equity Interests of the Company in an aggregate amount not to exceed the greater of $600,000 and 1.2% of EBITDA;
(c)any cashless exercise of options, warrants or other rights to acquire Equity Interests;
(d)each Subsidiary may make Restricted Payments to the Company and any of its Subsidiaries; provided that (A) if such Subsidiary is not a wholly-owned Subsidiary of the Company, such dividends must be made on a pro rata basis to the holders of its Equity Interests or on a greater than ratable basis to the extent such greater payments are made solely to the Company or a Subsidiary and (B) Permitted Intercompany Cash Management Payments (as defined in the Second Lien Credit Agreement as in effect as of the Closing Date) shall be permitted at all times;
(e)the Company and each Subsidiary may declare and make dividends payable solely in the stock or other Equity Interests (other than Disqualified Equity Interests) of such Person so long as, in the case of a Subsidiary, such Subsidiary remains wholly-owned by the Company; provided that if such Subsidiary is not a wholly-owned Subsidiary of the Company, such dividends must be made on a pro rata basis to the holders of its Equity Interests or on a greater than ratable basis to the extent such greater payments are made solely to the Company or a Subsidiary; and
(f)the Company and each Subsidiary may make Equity Interest repurchases with the proceeds received from the substantially concurrent issue of new shares of its common stock.
Section 5.05.Indebtedness. The Company will not, and will not permit any of their Subsidiaries to, directly or indirectly, at any time create, incur, assume or suffer to exist any Indebtedness or issue any Disqualified Equity Interests other than:

(a)Indebtedness in connection with the 1970 Group SIRFA, provided that such Indebtedness (i) shall not permit or require any cash interest payments (provided that this limitation shall not prohibit the payment of the “Effective Date Fee” or the “Extension Fee” (each as defined in the 1970 Group SIRFA) or any similar fee thereunder); (ii) shall be subject to the 1970 Group Subordination Agreement; and (iii) shall only be permitted to be incurred pursuant to this Section 5.05(a), and not any other clause of this Section 5.05;
(b)Indebtedness (including Capitalized Lease Obligations and purchase money Indebtedness) to finance all or any part of the purchase, lease, construction, installment, repair or improvement of property, plant or equipment or other fixed or capital assets in an aggregate principal amount not to exceed $18,000,000; provided that such Indebtedness is incurred within ninety (90) days after the purchase, lease, construction, installation, repair or improvement of the property that is the subject of such Indebtedness;
(c)Bank Product Obligations (other than arising under Hedging Agreements) and Indebtedness under Permitted Hedging Agreements;
(d)[Reserved];
(e)Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case, provided in the ordinary course of business;
(f)Guarantees of Indebtedness of the Company or its Subsidiaries permitted to be incurred under this Certificate of Designation;
(g)issuances of Equity Interests permitted under Section 8.5(p) of the Second Lien Credit Agreement as in effect as of the Closing Date;
(h)endorsement of negotiable instruments for deposit or collection in the ordinary course of business;
(i)Indebtedness incurred in the ordinary course of business in respect of:
(i)overdraft facilities, employee credit card programs, purchasing card programs, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements, merchant card services, purchase or debit cards, including non-card e-payables services, or electronic funds transfer services, treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items, and interstate depository network services) any other demand deposit or operating account relationships or other cash management services and similar arrangements, and in connection with securities and commodities arising in connection with the acquisition or disposition of Permitted Investments (as defined in the Second Lien Credit Agreement) and not any obligation in connection with margin financing;
(ii)up to $3,600,000 in the aggregate of any bankers’ acceptance, bank guarantees or letter of credit facilities, in each case, in the ordinary course of business;
(iii)the endorsement of instruments for deposit or the financing of insurance premiums;
(iv)deferred compensation or similar arrangements to the employees of the Company or any of its Subsidiaries;
(v)obligations to pay insurance premiums or take or pay obligations contained in supply agreements; and
(vi)Indebtedness owed to any Person providing property, casualty, business interruption or liability insurance to the Company or any of its Subsidiaries, so long as such Indebtedness shall not be in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of the annual premium for such insurance;
(j)the ABL Obligations in an aggregate principal amount not to exceed at any time $150,000,000; provided that the ABL Facility shall provide that the availability of the credit extensions thereunder is subject to borrowing bases with respect to one or more categories of ABL Priority Collateral and which borrowing bases shall, on any applicable date of determination, be customary for financings of this type;

(k)Indebtedness incurred under the First Lien Credit Agreement (and Refinancing Indebtedness with respect thereto) in an aggregate principal amount not to exceed the sum of (i) $175,000,000, plus (ii) up to $50,000,000 in the form of delayed draw term loans thereunder;
(l)Indebtedness incurred under the Second Lien Credit Agreement (and Refinancing Indebtedness with respect thereto) in an aggregate principal amount not to exceed the sum of (i) $59,573,236.05, plus (ii) up to $10,000,000 in the form of delayed draw term loans thereunder, plus (iii) accrued and unpaid paid-in-kind interest thereunder (including PIK Interest (as defined in the Second Lien Credit Agreement)), plus (iv) up to $15,000,000 in the form of incremental loans thereunder;
(m)Indebtedness of any Subsidiary to the Company or to any other Subsidiary, or of the Company to any Subsidiary;
(n)other unsecured Indebtedness of the Company and its Subsidiaries in an aggregate principal amount outstanding not to exceed at any time the sum of (x) the greater of $18,000,000 and 34% of EBITDA plus (y) an amount equal to the amount of proceeds of any such unsecured Indebtedness which are utilized to repay Indebtedness incurred pursuant to the Second Lien Credit Agreement;
(o)Indebtedness of Subsidiaries of the Company that are not organized or incorporated under the laws of England and Wales, the Netherlands, Canada, any province or territory thereof, the United States, any State thereof or the District of Columbia in an aggregate amount not to exceed $12,000,000 at any time outstanding; provided that at the time of incurrence of any such Indebtedness, the Total Leverage Ratio would be less than or equal to 2.00 to 1.00 calculated on a Pro Forma Basis as of the end of the most recently ended Test Period after giving effect to the incurrence of such Indebtedness;
(p)Indebtedness not otherwise permitted in this Section 5.05 in an aggregate amount not to exceed the greater of $9,000,000 and 17% of EBITDA at any time outstanding; provided that to the extent Indebtedness outstanding in reliance on this clause (p) would exceed the greater of $3,600,000 and 6% of EBITDA at the time of incurrence of any additional Indebtedness to be incurred in reliance on this clause (p), then such additional Indebtedness shall be permitted only if, at the time of incurrence of any such Indebtedness, the Total Leverage Ratio would be less than or equal to 2.00 to 1.00 calculated on a Pro Forma Basis as of the end of the most recently ended Test Period after giving effect to the incurrence of such Indebtedness;
(q)Indebtedness resulting from Sale and Leaseback Transactions permitted pursuant to Section 8.5(m) of the Second Lien Credit Agreement as in effect on the Closing Date in an aggregate amount not to exceed $3,000,000 at any time outstanding;
(r)Indebtedness consisting of the letters of credit as in effect on March 12, 2025 and reimbursement obligations in respect thereof; and
(s)additional Indebtedness secured on a pari passu basis with the loans incurred pursuant to the Second Lien Credit Agreement as in effect on the Closing Date in an aggregate principal amount not to exceed the Available Incremental Amount and solely to the extent permitted under the First Lien Credit Agreement as in effect on the Closing Date and the Second Lien Credit Agreement as in effect on the Closing Date (any Indebtedness incurred in reliance on this clause (s), “Incremental Equivalent Debt”); provided, that the proceeds of any such Indebtedness shall be used solely for working capital purposes.
Article VITAX
Section 6.01.Tax.
(a)The Company may deduct and withhold, or cause to be deducted and withheld from any amounts paid in respect of the Series B Preferred Stock, any amounts required to be deducted and withheld under applicable Law with respect to the making of such payment in respect of the Series B Preferred Stock. Other than any deduction or withholding imposed in connection with the failure of a Holder to provide the Company with the documentation set forth in Section 6.01(c), before deducting or withholding any amounts with respect to the Series B Preferred Stock, the Company shall use commercially reasonable efforts to notify any affected Holder in writing and shall reasonably cooperate with each Holder to reduce or eliminate such deduction or withholding (and if any withholding is made, the Company will reasonably cooperate with the affected Holder to secure a refund or credit of such deduction or withholding).
(b)For U.S. federal income tax purposes, it is the intent of the Company (and its affiliates) and the Holders that: (i) the Series B Preferred Stock will be treated as “stock” within the meaning of section 305 of the Code and the Treasury Regulations promulgated thereunder that is not “section 306 stock” as such term is used in Section 306 of the Code; (ii) any Voluntary Redemption and any Mandatory Redemption will be treated as a redemption that is a sale and exchange pursuant to Section 302(b) of the Code, and not a distribution under Section 301 of the Code, provided that the Holder whose Series B Preferred Stock is being redeemed does not own a greater than 50% interest in the Common Stock (directly and through application of the attribution rules described in Section 302(c) of the Code); (iii) the terms of the Preferred Stock do not require the Holders to include any amounts in income as a dividend or other distribution (or deemed distribution) as a result of the accrual of the Return Rate or otherwise prior to the receipt of cash in respect of the Series B Preferred Stock (other than potential inclusions (A) with respect to an agreed amount of non-de minimis original issue discount on the initial Series B Preferred Stock that is attributable to the portion of the Initial Purchase Price that is allocable to the acquisition of the Tranche A Warrants and Tranche B Warrants acquired at the issuance of the initial Series B Preferred Stock and set forth in the Purchase Agreement; and (B) with respect to any agreed amount of non-de minimis original issue discount (if applicable) in respect of the Series B Preferred Stock constituting the Delayed Draw Preferred Shares that is agreed in writing by the Company and the initial Holders thereof that is attributable to the portion of the Delayed Draw Purchase Price that is drawn at a particular issuance of Delayed Draw Preferred Shares and that is allocable to the Delayed Draw Warrants acquired at the issuance of such Delayed Draw Preferred Shares); and (iv) the Undrawn Fee will be treated as option premium (the intended tax treatment set forth in clauses (i) through (iv), the “Intended Preferred Stock Tax Treatment”). The Company and the Holders will (and will cause their affiliates to) file their income tax returns (and assess and administer withholding tax requirements consistent with) the Intended Preferred Stock Tax Treatment except as otherwise required by a change in law after the Closing Date or a “determination” within the meaning of section 1313 of the Code. Capitalized terms used in this Section 6.01(b) but not otherwise defined in this Certificate of Designation shall have the meaning set forth in the Purchase Agreement.
(c)Each Holder of Series B Preferred Stock shall provide the Company with a properly completed and executed: (i) IRS Form W-9; (ii) IRS Form W-8EXP; (iii) IRS Form W-8IMY; or (iv) other documentation establishing a complete exemption for such Holder from U.S. federal withholding tax applicable to dividends.
(d)The Company and Holders shall reasonably cooperate to structure any Voluntary Redemption and Mandatory Redemptions in a tax efficient manner for Holders. The Company will provide information regarding the Company reasonably requested by a Holder in connection with assessing tax withholding and compliance obligations, including for this purpose (i) an estimate or determination of the amount of the Company’s current and accumulated earnings and profits in any taxable period where relevant to determining if any amount distributed or deemed distributed to the Holders is properly treated as a dividend for U.S. federal income tax purposes and (ii) certifications requested by Holders relating to the status of the Company as a United States real property holding corporation (as such term is used in Section 897 of the Code). The Company will not take any action without the consent of the Holder Majority that would result in the Holders owning an entity that is not treated as a U.S. corporation for U.S. federal income tax purposes.
(e)For so long as any Series B Preferred Stock is outstanding, the Company will not, without the prior affirmative vote or action by written consent of a majority of the Holders, make any tax election that would have a disproportionate and material adverse impact on the Holders.
(f)The Company will pay any documentary, stamp, transfer, registration, stock issuance, sales, excise or similar Taxes payable in connection with the issuance of the Series B Preferred Stock and in connection with any redemption of the Series B Preferred Stock.
Article VIITRANSFERS
Section 7.01.Transfers.
(a)A Holder of Series B Preferred Stock may transfer any share of Series B Preferred Stock to a Person pursuant to a Permitted Transfer at any time.

(b)Upon the surrender of any certificate, if then certificated, representing Series B Preferred Stock, the Company shall, upon the request of the record holder of such certificate, promptly (but in any event within five (5) Business Days after such request) execute and deliver (at the Company’s expense) a new certificate or certificates in exchange therefor representing Series B Preferred Stock with an aggregate Stated Value and Accreted Value of the Series B Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and the shares represented thereby will have the Stated Value and Accreted Value applicable to the shares of Series B Preferred Stock represented thereby (provided, that if such registered holder is different than such requesting holder, such registration in the name of the new registered holder will be contingent on the consummation of a Permitted Transfer). The issuance of new certificates will be made without charge to the Holders of the Series B Preferred Stock, and the Company shall pay for any cost incurred by the Company in connection with such issuance; provided that the Company shall not pay for any documentary, stamp or similar issuance or transfer tax in respect of the preparation, execution and delivery of such new certificates pursuant to this Section 7.01 and any such taxes shall be the sole responsibility of the applicable Holder and its transferee. All transfers and exchanges of the Series B Preferred Stock will be made promptly by direct registration on the books and records of the Company and the Company shall take all such other actions as may be required to reflect and facilitate all transfers and exchanges permitted pursuant to this Section 7.01.
(c)Upon receipt of evidence reasonably satisfactory to the Company (it being understood that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series B Preferred Stock, if applicable, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.
(d)Unless otherwise agreed to by the Company and the applicable Holder, each certificate representing the Series B Preferred Stock, if applicable, will bear a restrictive legend substantially in the form set forth in Appendix I hereto, which is hereby incorporated in and expressly made a part of this Certificate of Designation, and will be subject to the restrictions set forth therein. In addition, each such certificate may have notations, additional legends or endorsements required by Law, stock exchange rules, and agreements to which the Company and all of the Holders of Series B Preferred Stock in their capacity as Holders are subject, if any.
(e)Notwithstanding anything to the contrary herein, no transfer by any Holder of Series B Preferred Stock shall be permitted unless such a transfer is made in compliance with the Shareholders Agreement and all applicable securities laws.
Article VIIITRIGGER EVENTS, DEFAULTS AND REMEDIES
Section 8.01.Trigger Events. A “Trigger Event” wherever used herein, means any material breach in any respect by the Company of its obligations, covenants, representations, warranties or agreements (including a failure to redeem Series B Preferred Stock when required pursuant to this Certificate of Designation) in each case in this Certificate of Designation or the Purchase Agreement and, in the case of any such breach that is capable of being cured other than a breach pursuant to Section 5.01 or Section 5.03 or any breach with respect to a payment obligation of the Company, such breach continues for thirty (30) days.
Section 8.02.Waiver of Past Defaults. A Holder Majority, by written notice to the Company, may on behalf of the Holders of all of the Series B Preferred Stock waive any existing Default and its consequences hereunder (except as provided in Section 9.02(b)). Upon any such waiver, such Default shall cease to exist, and unless otherwise provided in such waiver, any Trigger Event arising therefrom shall be deemed to have been cured for every purpose herein; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.
Article IXVOTING; AMENDMENT, SUPPLEMENT AND WAIVER
Section 9.01.Voting Rights. The Holders, except as otherwise required under Law or as expressly set forth in this Certificate of Designation, shall not be entitled to vote on any matter required or permitted to be voted upon by the shareholders of the Company.

Section 9.02.With Consent of Holders.
(a)Subject to Section 9.02(b) below, no (i) amendment, modification, supplement or waiver of any of the terms of this Certificate of Designation or the preferences, powers or rights of the Holders, (ii) waiver, in whole or in part, of any Default and its consequences hereunder and (iii) waiver, in whole or in part, of any existing Default or Trigger Event, shall be made or given effect without the vote or written consent (including any consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Series B Preferred Stock) of the Holder Majority.
(b)In addition to Section 9.02(a) above, no amendment, modification, supplement or waiver (in each case, including by merger, consolidation or otherwise) of the terms of this Certificate of Designation or the preferences, powers or rights of the Holders shall be made or given effect without the vote or written consent of (x) in the case of clauses (i) through (iii), each Holder affected thereby (as to the Series B Preferred Stock held by such affected Holder), (y) in the case of clause (iv), all Holders, and (z) in the case of clause (v), the applicable voting percentage of the Holders subject to such change or the Holder Majority as then defined, respectively, to the extent that the same shall:
(i)reduce the Accreted Value or Redemption Price of any such share of Series B Preferred Stock;
(ii)waive a Default in the payment of the Accreted Value or Redemption Price of the Series B Preferred Stock;
(iii)make any change to this Article IX that is materially adverse to the Holders;
(iv)make any change to Section 3.02 regarding any pro rata treatment of all Holders in connection with any redemption referred to therein; or
(v)make any change in voting percentages of the Holders or the definition of Holder Majority.
(c)Promptly, and in no event later than three Business Days, after an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall give the Holders a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to deliver such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.
Section 9.03.Revocation and Effect of Consents. Until an amendment, modification, supplement or waiver under Section 9.02 becomes effective, a consent to it by a Holder shall represent the consent of the Holder and every subsequent Holder of a share of Series B Preferred Stock or portion of a share of Series B Preferred Stock that evidences the same share as the consenting Holder’s Series B Preferred Stock, even if notation of the consent is not made on any certificate representing a share of Series B Preferred Stock. However, unless such consent otherwise provides in accordance with Law, any such Holder or subsequent Holder may revoke the consent as to its share of Series B Preferred Stock to the fullest extent permitted by Law. Such an amendment, modification, supplement or waiver shall bind every Holder.
Article XMISCELLANEOUS
Section 10.01.Ultra Vires. For the avoidance of doubt, any of the actions prohibited by or taken in contravention of the provisions herein, including but not limited to Article IV and Article V, shall be ultra vires, null and void ab initio and of no force or effect. Further, the Company and its Subsidiaries shall not, by amendment, alteration or repeal of this Certificate of Designation (whether by merger, consolidation, operation of Law, or otherwise) or through any transaction that would trigger a Mandatory Redemption, Voluntary Redemption, any Change of Control or any other reorganization, recapitalization, transfer of assets, amalgamation, consolidation, merger, dissolution, disposition, issue or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Certificate of Designation by the Company or any of its Subsidiaries.
Section 10.02.Notices. Any notice or other communication required or permitted to be given to any party under this Certificate of Designation will be in writing and delivered by (a) email or (b) overnight delivery via a national courier service, with respect to any Holder, at the email address or physical address on file with the Company and, with respect to the Company, to the following email address or physical address, as applicable:
If to the Company:
Team, Inc.
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
Attn: Nelson M. Haight and James C. Webster
Email: Nelson.Haight@teaminc.com and James.Webster@TeamInc.com

With a copy to:
Kirkland & Ellis LLP
609 Main Street
Houston, TX 77002
Attention: Matthew Pacey and Billy Vranish
E-mail: matt.pacey@kirkland.com and billy.vranish@kirkland.com
Notice or other communication pursuant to this Section 10.02 will be deemed given in accordance with Section 232 of the DGCL, except that any notice or communication given by email transmission on a non-Business Day or on any Business Day after 5:00 p.m., New York City time, or by overnight delivery on a non-Business Day will be deemed to have been given at 9:00 a.m., New York City time, on the next Business Day.
Section 10.03.Severability. Whenever possible, each provision hereof will be interpreted in a manner as to be effective and valid under applicable Law, but if any provision hereof is held to be prohibited by, or ineffective or invalid under, applicable Law, then such provision will be prohibited, ineffective or invalid only to the extent of such prohibition, ineffectiveness or invalidity, without prohibiting, invalidating or otherwise affecting the remaining provisions hereof.
Section 10.04.Governing Law. This Certificate of Designation and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Certificate of Designation, or the negotiation, adoption or performance of this Certificate of Designation (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Certificate of Designation or as an inducement to enter into this Certificate of Designation), shall be governed by and enforced in accordance with the Laws of the State of Delaware, including its statutes of limitations, without regard to the Laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than the State of Delaware.
Section 10.05.Rights and Remedies of Holders.
(a)The Company and each Holder hereby acknowledges and agrees that the various provisions set forth under this Certificate of Designation are unique, for the benefit of the Holders and that the Holders would be damaged irreparably in the event any of the provisions of this Certificate of Designation is not performed in accordance with its specific terms or otherwise is breached, and that remedies at law would not be adequate to compensate the Holders. Accordingly, the Company agrees that the Holders will be entitled to enforce them, including an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designation and to enforce specifically the terms and provisions hereof in addition to any other remedy to which they may be entitled, at law or in equity. The Company shall waive any defense that a remedy at law is adequate and waive any requirement to prove special damages, post bond or provide similar security in connection with one or more actions instituted for injunctive relief or for specific performance of this Certificate of Designation.
(b)Except as expressly set forth herein, all remedies available under this Certificate of Designation, at law, in equity or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Holder of a particular remedy will not preclude the exercise of any other remedy.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by a duly authorized officer this 11th day of September 2025.

THE COMPANY:
TEAM, INC.

By:
Name:

Appendix I Restrictive Legend to the Series B Preferred Stock Certificate

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN ARTICLE VII OF THE CERTIFICATE OF DESIGNATION FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 151 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATION”) AND THE SECURITIES PURCHASE AGREEMENT BY AND AMONG TEAM, INC. (THE “COMPANY”) AND CERTAIN HOLDERS OF THE COMPANY’S SECURITIES PARTY THERETO. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATION AND THE SECURITIES PURCHASE AGREEMENT. A COPY OF THE CERTIFICATE OF DESIGNATION AND THE SECURITIES PURCHASE AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER UPON REQUEST.

Exhibit B
FORM OF WARRANT AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF ONLY IF SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH STATE SECURITIES LAWS.

WARRANT No. [●]1,2
to purchase
Shares of Common Stock
Team, Inc.
a Delaware Corporation
Issue Date: [●], 202[●]3
THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, InspectionTech Holdings LP or its permitted assigns (the “Warrantholder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time and from time to time on or after the date hereof (the “Issue Date”)4 and on or prior to 5:00 p.m., New York City time, on [●], 203[●] (the “Expiration Time”)5, to subscribe for and purchase from Team, Inc., a Delaware corporation (the “Company”), [982,371]6[470,889]7[●]8 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as subject to adjustment hereunder, the “Shares” and each a “Share”). The purchase price of
1     NTD: Initial Stellex Warrants will be broken out into two warrants. Warrant No. 5 for the initial Tranche A Warrant and Warrant No. 6 for the initial Tranche B Warrant. Delayed Draw Warrants to be numbered sequentially as and when issued.
2     NTD: The Company shall issue additional Tranche A Warrants (the “Delayed Draw Tranche A Warrants”) and additional Tranche B Warrants (the “Delayed Draw Tranche B Warrants” and, together with Delayed Draw Tranche A Warrants, the “Delayed Draw Warrants”) pursuant to and in accordance with the Purchase Agreement. The terms of the Delayed Draw Warrants shall be the same as terms set forth in this form other than variations noted in the footnotes.
3     NTD: For Initial Stellex Warrants, September 11, 2025. For each Delayed Draw Warrant, the Issue Date shall be, for the avoidance of doubt, the date of issuance of such Delayed Draw Warrant.
4     NTD: For each Delayed Draw Warrant, the Issue Date shall be, for the avoidance of doubt, the date of issuance of such Delayed Draw Warrant.
5     NTD: For Initial Stellex Warrants, September 11, 2035. For each Delayed Draw Warrant, the Expiration Time shall be the date that is 10 years from the Issue Date of such Delayed Draw Warrant.
6     NTD: For initial Tranche A Warrant
7     NTD: For initial Tranche B Warrant
8     NTD: For each Delayed Draw Warrant, the number of Shares shall be the product of (x) the quotient of the number of Delayed Draw Preferred Shares (as defined in the Purchase Agreement) to be issued by the Company concurrently with the Issuance of such Delayed Draw Warrant divided by 75,000 and (y) (A) 982,371, in respect of a Tranche A Delayed Draw Warrant and (B) 470,889, in respect of a Tranche B Delayed Draw Warrant.
shall be equal to the Exercise Price (as defined below). The Exercise Price and the number of Shares to be purchased upon exercise of this Warrant are subject to adjustment as hereinafter provided.

one share of Common Stock under this Warrant shall be equal to the Exercise Price (as defined below). The Exercise Price and the number of Shares to be purchased upon exercise of this Warrant are subject to adjustment as hereinafter provided.
1.Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ability to exercise voting power, by contract or otherwise.
“Atlantic Park Warrant” means that certain second amended and restated common stock purchase warrant, dated as of December 8, 2021, for, among other things, the purchase in the aggregate of up to 500,000 shares of Common Stock by APSC Holdco II, L.P., upon the terms and conditions set forth therein.
“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.
“business day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.
“Cashless Exercise” shall have the meaning set forth in Section 3.
“Change of Control” has the meaning set forth in the Series B Certificate of Designation.
“Common Stock” means the Company’s common stock, $0.30 par value per share.
“Company” has the meaning set forth in the Preamble.
“Corre Warrants” means those certain common stock purchase warrants, dated as of December 8, 2021, for, among other things, the purchase in the aggregate of up to 255,058, 116,092 and 128,850, shares of Common Stock by Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon II Fund, LP, respectively, upon the terms and conditions set forth therein.
“Daily VWAP” means the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “TISI <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on the relevant trading day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such trading day determined, using a volume-weighted average method by a nationally recognized independent investment banking firm retained for this purpose by the Company at its sole cost and reasonably acceptable to the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders)), determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.
“Election Period” has the meaning set forth in Section 15(C).
“Equity Interests” has the meaning set forth in the Series B Certificate of Designation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Excluded Issuances” shall mean (i) any issuance of shares of Common Stock or any options or convertible securities issued in connection with a merger or other business combination or an acquisition of the securities or assets of another Person, business unit, division or business, other than in connection with the broadly marketed offering and sale of equity or convertible securities for third-party financing of such transaction, (ii) any issuance of shares of any equity securities (including upon exercise of options) to directors, officers, employees, consultants or other agents of the Company or any of its Subsidiaries as approved by the Board of Directors or its designee(s) other than for bona fide capital raising purposes, (iii) any issuance of shares of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock, ownership plan or similar benefit plan, similar program or similar agreement as approved by the Board of Directors, (iv) any issuance of shares of equity securities in connection with a bona fide third-party strategic partnership or commercial arrangement with a Person that is not an Affiliate of the Company or any of its Subsidiaries (other than (x) any such strategic partnership or commercial arrangement with a private equity firm or similar financial institution or (y) an issuance the primary purpose of which is a bona fide capital raise), (v) any issuance of shares of any equity securities pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clauses (ii) or (iii) of this sentence and outstanding as of September 11, 2025 (including any such issuance of shares of any equity securities pursuant to this Warrant, the Stellex Warrants, the Corre Warrants or the Atlantic Park Warrant), (vi) any issuance of shares of any equity securities or convertible securities to a third party financial institution as an “equity kicker” in connection with a bona fide, new money borrowing by the Company that is primarily a debt financing transaction and (vii) any issues of securities in a transaction described in Section 14(A), 14(B) or 14(C), subject to an aggregate limit for each of (x) all Excluded Issuances pursuant to the foregoing clauses (ii) and (iii) and (y) all Excluded Issuances pursuant to the foregoing clause (vi), not to exceed the applicable Excluded Issuance Cap (defined below). The “Excluded Issuance Cap” means (x) with respect to all Excluded Issuances pursuant to clauses (ii) and (iii) of the preceding sentence until September 11, 2027, a total number of shares not to exceed 10.0% of the Company’s fully diluted shares as of September 11, 2025, and (y) with respect to all Excluded Issuances pursuant to clause (vi) of the preceding sentence, a total number of shares not to exceed 10% of the Company’s fully diluted shares as of September 11, 2025; provided that, for the avoidance of doubt, this Warrant, the Stellex Warrants outstanding as of September 11, 2025, the Corre Warrants and the Atlantic Park Warrant shall be included in the calculation of the Company’s fully diluted shares outstanding as of September 11, 2025 for purposes of this definition.
“Exercise Price” means [$23.00 (as such price may be adjusted from time to time pursuant to Section 14 hereof)]9[$50.00 (as such price may be adjusted from time to time pursuant to Section 14 hereof)]10[the lesser of (a) $30.00 and (b) an amount equal to 110% of the average of the Daily VWAP of the Common Stock measured over the thirty (30) trading day period ending on and including the Issue Date (or, if the Issue Date is not a trading day, the thirty (30) trading day period ending on the trading day immediately preceding the Issue Date), in each case, as such price may be adjusted from time to time pursuant to Section 14 hereof]11.
“Expiration Time” has the meaning set forth in the Preamble.
9     NTD: This is the Exercise Price for Tranche A Warrants to be issued as of the Initial Closing (as defined in the Purchase Agreement) and for Tranche A Delayed Draw Warrants to be issued no later than 90 days following the date of Initial Closing.
10     NTD: This is the Exercise Price for the Tranche B Warrants to be issued as of the Initial Closing and for the Tranche B Delayed Draw Warrants.
11     NTD: This is the Exercise Price for the Tranche A Delayed Draw Warrants to be issued after the end of the 90-day period following the Initial Closing.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property determined as follows:
1.if the security is listed on a U.S. national securities exchange, the Daily VWAP of the security measured over the fifteen (15) trading day period ending on and including the specified date (or, if the specified date is not a trading day, the fifteen (15) trading day period ending on the trading day immediately preceding the specified date);

2.if the security is not then listed on a U.S. national securities exchange, the Daily VWAP of the security measured over the fifteen (15) trading day period ending on and including the specified date (or, if the specified date is not a trading day, the fifteen (15) trading day period ending on the trading day immediately preceding the specified date), as reported on the principal over-the-counter quotation system on which such security trades; or

3.in all other cases, (i) as agreed upon in good faith by the Warrantholder and the Company or (ii) solely if an agreement cannot be reached pursuant to clause (i), as determined by an independent accounting, appraisal or investment banking firm or consultant of nationally recognized standing that is retained at the sole cost and expense of the Company and the identity of which is reasonably acceptable to the Warrantholder and the Company.

“Governmental Authority” means all United States and other governmental or regulatory authorities.
“Issue Date” has the meaning set forth in the Preamble.
“Market Price” means, with respect to a particular security, on any given day, the last reported sale price, regular way, or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the last quoted bid price in the over-the-counter market as reported by OTC Markets Group or similar organization. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the independent members of the Board of Directors in reliance upon an opinion of a nationally recognized independent investment banking firm retained by the Company for this purpose at its sole cost and reasonably acceptable to the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders excluding any Warrantholder that is an Affiliate of the Company). For the purposes of determining the Market Price of the Common Stock on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).
“Participation Rights Notice” has the meaning set forth in Section 15(B).
“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, limited liability partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust, statutory trust, series trust, other organization, whether or not a legal entity, Governmental Authority or other entity.
“Per Share Fair Market Value” has the meaning set forth in Section 14(B).

“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of September 11, 2025, by and between the Company and the purchasers named in Schedule I thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Series B Certificate of Designation” has the meaning set forth in the Purchase Agreement.
“Share” or “Shares” has the meaning set forth in the Preamble.
“Shareholders Agreement” means the Shareholders Agreement, dated as of September 11, 2025, by and among the Company, Stellex Capital Management LLC and InspectionTech Holdings LP, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Shareholder Approval” means a vote of a majority of the votes cast by the holders of the Company’s Common Stock (as calculated in accordance with Section 312.07 of the NYSE Listed Company Manual (as amended or supplemented)) in connection with the issuance of any Shares upon an exercise, in full or in part, of this Warrant and the Stellex Warrants, to the extent required by Section 312.03(c) of the NYSE Listed Company Manual (as amended or supplemented).
“Stellex Warrants” means those certain common stock purchase warrants, other than this Warrant, issuable pursuant to the terms of the Purchase Agreement.
“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, that, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.
“trading day” means (A) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a business day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock or (B) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a business day.
[“Tranche A Warrants” means those certain “Tranche A Warrants” to be issued by the Company on the date hereof pursuant to the terms and conditions set forth in the Purchase Agreement.]12
“Transfer Agent” has the meaning set forth in Section 4(A)(i).
“Warrantholder” has the meaning set forth in the Preamble.
12     NTD: Defined term only used in Tranche B Warrants.

“Warrant” has the meaning set forth in the Preamble.
“Warrant Share Delivery Date” has the meaning set forth in Section 4(A)(i).
2.Number of Shares; Exercise Price. The Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, [982,371]13[470,889]14[●]15 fully paid and nonassessable Shares, at a purchase price per Share equal to the Exercise Price. The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.
3.Exercise of Warrant; Term; Limitations.
(A)The right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the Issue Date but in no event later than the Expiration Time, by (A) the delivery of the Notice of Exercise attached hereto as Exhibit A (including by specifying the manner in which the Exercise Price is to be paid), duly completed and executed on behalf of the Warrantholder, by hand delivery, e-mail or facsimile, at the principal executive office of the Company located at 13131 Dairy Ashford Road, Suite 600, Sugar Land, Texas 77478, e-mail: james.webster@teaminc.com (or such other office or agency of the Company in the United States as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder (i) by tendering in cash, either by certified or cashier’s check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company, at the election of the Warrantholder, (ii) by means of a Cashless Exercise as set forth in the paragraph below, or (iii) by a combination of the foregoing.
(B)The Warrantholder may, in its sole discretion and in lieu of payment of the Exercise Price, elect to exercise all or any part of this Warrant in a “cashless” or “net-issue” exercise (a “Cashless Exercise”) by delivering to the Company a Notice of Exercise selecting a Cashless Exercise, as a result of which the Warrantholder shall be entitled to receive a number of shares of Common Stock calculated using the following formula:
X = Y * (A - B)
     A
where: X = the number of shares of Common Stock to be issued to the Warrantholder
Y = the number of shares of Common Stock with respect to which the Warrant is being exercised
A = the Market Price of the Common Stock on the last trading day preceding the date of exercise of this Warrant
B = the then-current Exercise Price of the Warrant
(C)Notwithstanding anything in this Warrant to the contrary, the Warrantholder shall not be required to physically surrender this Warrant to the Company in order to exercise all or a portion of this Warrant; provided, however, that if the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder shall promptly following such partial exercise surrender this Warrant to the Company and shall be entitled to receive from the
13     NTD: For initial Tranche A Warrant
14     NTD: For initial Tranche B Warrant
15     NTD: For each Delayed Draw Warrant, the number of Shares shall be the product of (x) the quotient of the number of Delayed Draw Preferred Shares (as defined in the Purchase Agreement) to be issued by the Company concurrently with the Issuance of such Delayed Draw Warrant divided by 75,000 and (y) (A) 982,371, in respect of a Tranche A Delayed Draw Warrant and (B) 470,889, in respect of a Tranche B Delayed Draw Warrant.

Company within a reasonable time, and in any event not exceeding three business days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant was so exercised. When the Warrantholder has purchased all of the Shares available hereunder and this Warrant has been exercised in full, the Warrantholder shall surrender this Warrant to the Company for cancellation within three business days after the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased. The Warrantholder and the Company shall maintain records showing the number of Shares purchased and the date of such purchases. The Company shall inform the Warrantholder if a Notice of Exercise has not been duly completed within one business day of receipt of such notice, but shall not refuse or object to the issuance of the Shares upon receipt of, and pursuant to, a duly completed Notice of Exercise. The Warrantholder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Shares hereunder, the number of Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.
(D)Notwithstanding anything in this Warrant to the contrary, the Warrantholder hereby acknowledges and agrees that its exercise of this Warrant for Shares is subject to the condition that the Warrantholder will have first received, to the extent applicable and required to permit the Warrantholder to exercise this Warrant for shares of Common Stock and to own such Common Stock, the receipt of any necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
(E)The Company shall not effect any exercise of this Warrant, and no Warrantholder shall have the right to exercise any portion of this Warrant, pursuant to this Section 3 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Warrantholders (collectively, and together with the Warrantholders’ respective Affiliates, and any other Persons acting as a group together with the Warrantholders or any of the Warrantholders’ Affiliates), would, when aggregated with all other shares of Common Stock beneficially owned by the Warrantholders (collectively) at such time, beneficially own shares of Common Stock, in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Warrantholders and their respective Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Warrantholders or any of their respective Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Warrantholders or any of their respective Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(E), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Warrantholders that the Company is not representing to any Warrantholder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Warrantholders are solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 3(E) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Warrantholders together with any of their respective Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Warrantholders, and the submission of a Notice of Exercise shall be deemed to be the applicable Warrantholder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Warrantholders together with any of their respective Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial

Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial Ownership Limitation. For purposes of this Section 3(E), in determining the number of outstanding shares of Common Stock, the Warrantholders may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). Upon the written or oral request of a Warrantholder, the Company shall, within two (2) trading days, confirm orally and in writing to such Warrantholder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Warrantholders or their respective Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. If the Company receives a Notice of Exercise from the Warrantholder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Warrantholder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Notice of Exercise would otherwise cause the Warrantholder’s beneficial ownership, as determined pursuant to this Section 3(E), to exceed the Beneficial Ownership Limitation, the Warrantholder must notify the Company of a reduced number of Shares to be purchased pursuant to such Notice of Exercise (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Warrantholder any exercise price paid by the Warrantholder for the Reduction Shares. As used in this Warrant, “Beneficial Ownership Limitation” means 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant; provided, that, notwithstanding the foregoing, the Warrantholders shall have the right to increase or decrease the Beneficial Ownership Limitation to any other number, with any increase to be effective only upon the Warrantholders providing the Company with prior written notice of such increase, which shall be effective sixty-one (61) days after delivery of such notice to the Company. The provisions of this Section 3(E) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(E) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.
4.Mechanics of Exercise; Issuance of Shares; Representations, Warranties and Covenants of the Company; Listing.
(A)Mechanics of Exercise.
(i)Delivery of Certificates and/or Book-Entry Shares Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Warrantholder by, at the Warrantholder’s request (A) crediting the account of the Warrantholder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system if the Company is then a participant in such system, (B) physical delivery to the address specified by the Warrantholder in the Notice of Exercise or (C) by entry on the books of the Company (or the Transfer Agent, if any), in each case by the date that is two trading days after the later of (1) payment of the Exercise Price as set forth above or (2) the date of a Cashless Exercise, if applicable (such later date, the “Warrant Share Delivery Date”). The applicable Shares shall be deemed to have been issued, and the Warrantholder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the applicable exercise date or the date that is two trading days following the date of a Cashless Exercise, as applicable. Notwithstanding the foregoing, the Company shall not be required to deliver shares through the system of The Depositary Trust Company if it determines that pursuant to Section 9 a legend is required to be included on the Shares being delivered.

(ii)Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Warrantholder a certificate or the certificates representing the Shares pursuant to Section 4(A)(i) by the Warrant Share Delivery Date (other than as a result of any action or inaction of the Warrantholder’s prime broker), then the Warrantholder shall have the right to rescind such exercise. Any rescission by the Warrantholder pursuant to this Section 4(A)(ii) shall not affect any other remedies available to the Warrantholder under applicable law or equity as a result of the Company’s failure to timely deliver the Shares.
(iii)Closing of Books. The Company shall not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.
(B)Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with an underwritten public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may, at the election of the Warrantholder (set forth in the applicable Notice of Exercise), be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
(C)Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all Shares subject hereto, and if the Market Price of the Common Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 4(A) (even if not surrendered) via a “cashless exercise” described in Section 3(B) immediately prior to the Expiration Time. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 4(C), the Company agrees to promptly notify the Warrantholder of the number of Shares, if any, the Warrantholder is to receive by reason of such automatic exercise.
(D)Representations, Warranties and Covenants of the Company. The Company hereby represents, covenants and agrees, as applicable:
(i)The Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (B) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as currently proposed to be conducted, to issue and enter into this Warrant and to carry out the transactions contemplated thereby, and (C) except where the failure to do so, individually or in the aggregate, has not had, and could not be reasonably expected to have, a material adverse effect on the business, assets, financial condition or operations of the Company, is qualified to do business and, where applicable is in good standing, in every jurisdiction where such qualification is required.
(ii)This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued. This Warrant constitutes, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)The execution, delivery and performance by the Company of this Warrant and any Warrant issued in substitution for or replacement of this Warrant does not and will not (A) violate any material provision of applicable law or the organizational documents of the Company, (B) conflict with, result in a breach of, or constitute (with the giving of any notice, the passage of time, or both) a default under any material agreement of the Company or (C) result in or require the creation or imposition of any lien upon any assets of the Company.
(iv)The Company covenants that, during the period this Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of any purchase rights represented by this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant. The Company shall take all such action as may be necessary or appropriate to assure that such Shares may be issued as provided herein without violation of any applicable law or regulation or any preemptive or similar rights of any equity holder of the Company. The Company shall (A) procure, at its sole expense, the listing of the Shares issuable upon exercise of this Warrant, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Stock is then listed or traded and (B) maintain such listings of such Shares at all times after issuance.
(v)The Company covenants that all Shares which may be issued upon the exercise of the purchase rights represented by this Warrant shall, upon exercise of the purchase rights represented by this Warrant and payment for such Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, except as otherwise provided herein, or income and franchise taxes of Warrantholder incurred in connection with the exercise of any Warrant or any transfer of Shares occurring contemporaneously therewith).
(vi)Except and to the extent as waived or consented to by the Warrantholder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrantholder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company shall (A) not increase the par value of any Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of this Warrant, (C) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant, and (D) use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded. Notwithstanding the foregoing, nothing in this paragraph shall prevent the Company from repurchasing or otherwise buying back shares of its Common Stock.
(vii)Before taking any action which would result in an adjustment in the number of Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the Exercise Price as so adjusted.
(viii)The number of shares of Common Stock outstanding on a fully diluted basis (including all options, warrants and securities convertible into or exchangeable for shares of Common Stock as of the Issue Date is 5,928,395).
(ix)Neither the Company nor any of its Subsidiaries is (or expect to become in the foreseeable future) a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”).
Notwithstanding the foregoing, the representations in Section 4(D)(viii) and (ix) shall be made only as of the Issue Date.
5.No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a Share that the Warrantholder would otherwise be entitled to purchase upon such exercise, the Company shall, at the Company’s election, either (A) pay to such Warrantholder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of

(1) such fraction multiplied by (2) the Market Price of one Share on the exercise date or the date of Cashless Exercise, as applicable, or (B) round up to the next whole share.
6.No Rights as Stockholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.
7.Charges, Taxes and Expenses.
(A)Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue, stamp, transfer or other tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The parties agree to report a Cashless Exercise as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes.
(B)[Reserved.]
(C)The Warrantholder and the Company agree not to report or take any tax position for U.S. federal income tax purposes (and applicable state, local and non-U.S. income tax purposes) that is inconsistent with this Section 7 except as otherwise required by a “determination” within the meaning of Section 1313 or a change in applicable law made after the date hereof.
(D)The Warrantholder (including any transferee Warrantholder) shall provide the Company with a duly completed or executed IRS Form W-9 or applicable IRS Form W-8 upon the issuance (or, in the event of a transfer, the receipt of) this Warrant.
(E)The Company (and its applicable withholding agents and paying agents) shall be entitled to deduct and withhold taxes attributable to any payment (including deemed payments) made on or with respect to the Warrant from any payment made on such Warrant or on the Shares into which such Warrant are converted (in each case, which payment is made to the applicable Warrantholder) to the extent required by applicable law; provided that, if the Company determines that any such deduction or withholding is so required (other than any deduction or withholding resulting from any Warrantholder’s failure to deliver the documentation set forth in Section 7(D)), then the Company shall use commercially reasonable efforts to notify the recipient of the amount and rationale for such deduction or withholding prior to the applicable payment date and shall reasonably cooperate with the recipient of such payment to obtain any available exemption from, or reduction in the amount of, such deduction or withholding in accordance with applicable law. Any such deducted and withheld amounts shall be treated for purposes of this Agreement as having been paid to the applicable Person in respect of whom such deduction and withholding was made.
8.Representations and Warranties of the Warrantholder. The Warrantholder acknowledges that the Warrant and the Shares issuable upon exercise have not been registered under the Securities Act or under any state securities laws. The Warrantholder expressly warrants that it (i) is acquiring the Warrant (and any Shares issuable upon exercise) pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute the Warrant (or any Shares issuable upon exercise) to any person in violation of the Securities Act or any applicable U.S. state securities laws, (ii) will not sell or otherwise dispose of any of the Warrant (or any Shares issuable upon exercise), except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks and of making an informed investment decision, and has conducted a review of the business and affairs of the Company that it considers sufficient and reasonable, (iv) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company, (v) is able to bear the economic risk and at the present time is able to afford a complete loss of such investment and (vi) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act).
9.Transfer/Assignment.
(A)Subject to compliance with clauses (B) and (C) of this Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by a duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes, if any) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 9 shall be paid by the Company.
(B)This Warrant shall not be transferrable other than in accordance with the provisions of Section 3.1 of the Shareholders Agreement. Each permitted transferee of a Warrant shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of Section 3.1 of the Shareholders Agreement.
(C)If and for so long as the Warrant has not been registered under the Securities Act, this Warrant Certificate shall contain a legend as set forth in the first paragraph of the legend set forth on the first page of this Warrant. A similar legend will be included on any Shares issuable upon exercise of the Warrant under similar circumstances.
10.Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.
11.Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.
12.Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.
13.Rule 144 Information. The Company covenants that it shall use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act), and it shall use reasonable best efforts to take such further action as any Warrantholder may reasonably request, in each case to the extent required from time to time to enable such holder to, if permitted by the terms of this Warrant, sell this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.
14.Adjustments and Other Rights. Subject in each case to Section 14(K), the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 14 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 14 so as to result in duplication:
(A)Stock Dividends, Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare and pay a dividend or otherwise make a distribution on its Common Stock payable in shares of Common Stock or any other equity or equity-equivalent securities (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivide (by any stock split, recapitalization or otherwise) the outstanding shares of Common Stock (or other class of the Company’s Capital Stock then-issuable upon exercise of this Warrant) into a greater number of shares, or (iii) combine or consolidate (including by way of reverse stock split) or reclassify the outstanding shares of Common Stock (or other class of the Company’s Capital Stock then-issuable upon exercise of this Warrant) into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence. Any adjustment made pursuant to this Section 14(A) shall, in the case of a dividend or distribution, become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and, in the case of a subdivision, combination or re-classification, become effective immediately after the effective date of such subdivision, combination or re-classification. In the event that any such dividend or distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.
(B)Other Distributions. During such time as this Warrant is outstanding, in case the Company shall fix a record date for the making of a dividend or other distribution to any or all holders of shares of its Common Stock, by return of capital or otherwise (including, without limitation, any distribution of securities, evidences of indebtedness, assets, cash, rights, options, warrants or other property by way of dividend, spin-off, reclassification, corporate rearrangement, scheme or arrangement or similar transaction) (excluding dividends or distributions referred to in Section 14(A)), in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Market Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights, warrants or other property to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the “Per Share Fair Market Value”) divided by (y) such Market Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash, warrants or other property, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.
(C)Adjustments Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a reclassification of Common Stock referred to in Section 14(A)), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 14(A)) in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or property with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor Person resulting from such transaction to which the Warrantholder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Warrantholder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment shall be made with respect to the Warrantholder’s rights under this Warrant to insure that the provisions of this Section 14 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or property thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction, an immediate adjustment to the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). In determining the kind and amount of stock, securities or property receivable upon exercise of this Warrant following the consummation of such transaction, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such transaction, then the Warrantholder shall have the right to make a similar election (including, without limitation, being subject to similar proration constraints) upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant. The provisions of this Section 14(C) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions.
(D)Anti-Dilution Adjustments.
(i)If the Company (x) issues or sells any shares of Common Stock (including, for the avoidance of doubt, any shares of Common Stock issuable upon the conversion, exchange or other extinguishment of any equity-linked instruments) (other than Excluded Issuances), or (y) issues or sells any warrants or other rights to purchase shares of Common Stock (other than Excluded Issuances), in either case for a consideration per share or exercise, conversion or strike price (as applicable) [(the “New Issuance Price”)] less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the greater of [(A) the New Issuance Price and (B) $17.25 (subject to adjustment pursuant to Section 14)]16[(A) an amount reflecting a proportionate percentage reduction as that applied to the Tranche A Warrants pursuant to the anti-dilution adjustments applicable thereto and (B) $37.50 (subject to adjustment pursuant to Section 14)]17; provided that, if required, until the Shareholder Approval is obtained, no adjustment will be made pursuant to this Section 14(D) to the extent, but only to the extent, such adjustment would cause the Exercise Price to be less than $18.73 (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock). If Shareholder Approval is obtained at any time after any adjustment to the Exercise Price is limited pursuant to the first sentence of this Section 14(D) then, effective as of the time such Shareholder Approval is obtained, the Exercise Price will be adjusted to the Exercise Price that would then be in effect assuming that the first sentence of this Section 14(D) had not applied to any prior adjustment to the Exercise Price.
(ii)Notwithstanding anything else to the contrary contained herein in the event of any adjustment of the Exercise Price pursuant to either clause (x) or clause (y) of the foregoing Section 14(D)(i) in an issuance in which the Warrantholder or any of its Affiliates participates, such adjustment shall only be applied proportionately in respect of the portion in which the Warrantholder or any of its Affiliates elected not to participate, if any.
(E)Rounding of Calculations; Minimum Adjustments. All calculations under this Section 14 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 14 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any
16     NTD: For Tranche A Warrants.
17     NTD: For Tranche B Warrants.

other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.
(F)Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 14 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.
(G)Notice to the Warrantholder.
(i)Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 14, the Company shall promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant, and prepare a certificate setting forth such adjustment, including (A) a statement of the adjusted Exercise Price and adjusted number or type of Shares or other securities or property issuable upon exercise of this Warrant (as applicable) and (B) in the case of adjustment pursuant to Section 14(B), a statement of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock, and setting forth a brief statement of the facts requiring such adjustment and certifying the calculation thereof. The Company shall deliver a copy of each such certificate to the Warrantholder as promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than ten business days thereafter.
(ii)Notice to Allow Exercise by the Warrantholder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special or nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock or rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any rights of the Company, (D) the Company enters into or becomes bound by an agreement in connection with a Change of Control or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Warrantholder at the address appearing in the Company’s records, at least 10 business days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such Change of Control is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such Change of Control; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Warrantholder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein. Except as otherwise prohibited by applicable laws, to the extent that any notice provided pursuant to this Section 14(G)(ii) contains material, non-public information regarding the Company, the Company shall disclose such information regarding the Company in a Current Report on Form 8-K and file such Current Report on Form 8-K with the SEC no later than the business day following the date such notice is delivered to the Warrantholder.
(H)Cash Transaction Exercise. In the event of a Change of Control in which the Common Stock is converted into solely the right to receive cash upon closing of such Change of Control, if this Warrant has not previously been exercised in full on an exercise date occurring before the third (3rd) business day prior to the consummation of such Change of

Control, any unexercised portion of this Warrant shall entitle the holder thereof to receive cash consideration in such Change of Control as if it were deemed exercised in full, without the delivery of a Notice of Exercise, effective immediately prior to the consummation of such Change of Control and the Warrantholder shall be entitled to receive cash in an amount equal to the amount of cash payable in such Change of Control in respect of a number of shares of Common Stock equal to the number of Shares that would be deliverable upon a Cashless Exercise of this Warrant in full immediately prior to consummation of such Change of Control pursuant to this Section 14(H) of the unexercised portion of this Warrant, where the applicable Market Price of a share of Common Stock in such an exercise is deemed for these purposes to be the cash payable in respect of a share of Common Stock in such Change of Control; provided, that, for the avoidance of doubt, if the cash payable in respect of a share of Common Stock in such Change of Control in which the Common Stock is converted into solely the right to receive cash upon closing of such Change of Control is less than the then-applicable Exercise Price, then upon consummation of such Change of Control the unexercised portion of this Warrant shall be cancelled for no consideration.
(I)Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 14, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.
(J)[Reserved].
(K)Adjustment Rules. Any adjustments pursuant to this Section 14 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.
15.Participation Rights.
(A)If the Company or any of its Subsidiaries authorizes the issuance or sale of any Equity Interests, other than the Excluded Issuances or in the case of an underwritten public offering by the Company, the Company shall offer to sell to each Warrantholder a portion of such Equity Interests equal to the quotient determined by dividing (x) the sum of the number of shares of Common Stock issued upon the exercise of this Warrant then held by such Warrantholder plus the number of Shares underlying the unexercised portion of the Warrant held by such Warrantholder by (y) the total number of shares of Common Stock then outstanding determined on a fully diluted basis, provided that, for the avoidance of doubt, this Warrant, the Stellex Warrants outstanding as of September 11, 2025, the Corre Warrants and the Atlantic Park Warrant shall be included in the calculation of the Company’s fully diluted shares outstanding as of September 11, 2025 for purposes of this Section 15(A). Each such Warrantholder shall be entitled to purchase such Equity Interests at the same price and on the same terms as such Equity Interests are to be offered. The purchase price for all Equity Interests offered to each such Warrantholder shall be payable in cash by wire transfer of immediately available funds. In the case of an underwritten public offering by the Company, the Company shall use its reasonable best efforts to request that the underwriter(s) in such offering allow the Warrantholders to purchase shares from the underwriter(s) in the same proportion that they would have been entitled to had this Section 15 applied to such underwritten offering.
(B)In connection with the issuance or sale of any Equity Interests to which the participation rights described in this Section 15 apply, the Company will deliver to each Warrantholder, as soon as reasonably practicable under the circumstances giving rise to the participation rights described in this Section 15, a written notice (the “Participation Rights Notice”) describing (i) the Equity Interests being offered, (ii) the purchase price and the payment terms of the Equity Interests being offered (including the date the

Company is requesting delivery of funds with respect thereto), and (iii) such Warrantholder’s percentage allotment.
(C)In order to exercise its participation rights under this Section 15, each Warrantholder must deliver a written notice to the Company describing its election hereunder (which election may be with respect to all or any portion of the Equity Interests it has a right to purchase hereunder) no later than five (5) business days after receipt of the Participation Rights Notice (the “Election Period”).
(D)During the 120-day period following the expiration of the Election Period, the Company shall be entitled to sell such Equity Interests which any Warrantholder has not elected to purchase prior to the expiration of the Election Period on terms and conditions (including price) no more favorable to the purchasers thereof than those offered to such Warrantholder. Any Equity Interests offered or sold by the Company to any Person after such 120-day period must be proportionately reoffered to each such Warrantholder pursuant to the terms of this Section 15.
16.[Reserved].
17.Shareholder Approval. The Company will use its reasonable best efforts to obtain the Shareholder Approval, including by seeking such approval, if not previously obtained, at each future regular annual meeting of its stockholders and endorsing its approval in the related proxy materials. The Company will promptly notify the Warrantholder if the Shareholder Approval is obtained.
18.Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (i) to submit to the exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, the City of New York, (ii) that exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (iii) that notice may be served upon such party at the address and in the manner set forth for such party in Section 21. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WARRANT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
19.Binding Effect. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall be binding upon and inure to the benefit of the parties hereto and their respective the successors and permitted assigns. The provisions of this Warrant are intended to be for the benefit of the Warrantholder from time to time of this Warrant and shall be enforceable by the Warrantholder or holder of Shares.
20.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Warrantholder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
21.Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed.
Notices and other communications hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites). Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause of notification that such notice or communication is available and identifying the website address therefor.
All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company, to it at:
Team, Inc.
13131 Dairy Ashford Road
Suite 600
Sugar Land, Texas 77478
Attn: James C. Webster
E-mail: James.Webster@TeamInc.com

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
609 Main Street
Houston, TX 77002
Attention: Matthew R. Pacey and Billy Vranish
Email: Matt.Pacey@kirkland.com, Billy.Vranish@kirkland.com

If to the Warrantholder, to it at,
c/o Stellex Capital Management LLC
900 Third Avenue, 25th Floor
New York, NY 10022
Attention: Olivia Zhao and Tom Cassidy
E-mail: ozhao@stellexcapital.com and tcassidy@stellexcapital.com with a copy (which shall not constitute notice) to:
Latham & Watkins, LLP
1271 Avenue of Americas
New York, NY 10020

Attention: Peter Sluka and Andrew Blumenthal
E-mail: peter.sluka@lw.com and andrew.blumenthal@lw.com

22.Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Warrantholder to exercise this Warrant to purchase Shares, and no enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of the Warrantholder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
23.Remedies. The Warrantholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
24.Severability. Any provision of this Warrant held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
25.Entire Agreement. This Warrant and the forms attached hereto, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.
26.Survival. All representations and warranties made by the Company contained in this agreement, or made by or on behalf of them, respectively, pursuant to this agreement, and all covenants of the Company in this agreement, shall survive the execution and delivery of this agreement and shall continue in full force and effect until such time when either (i) the Warrant and the Shares are no longer outstanding or (ii) the Warrantholder no longer holds any Warrants or Shares. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved.

IN WITNESS WHEREOF, each of the parties has executed this Warrant as of the Issue Date.

COMPANY:
TEAM, INC.
By _______________________________
Name: James C. Webster
Title: Executive Vice President, Chief
Legal Officer and Secretary

WARRANTHOLDER:
INSPECTIONTECH HOLDINGS LP

By____________________________
Name:
Title:

Date: _________

NOTICE OF EXERCISE
TO: Team, Inc.
RE: Election to Purchase Common Stock
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 2 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock by means of the manner specified below. In the event that the undersigned desires to use a combination of such methods, such intent should be described in detail below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.
Number of Shares of Common Stock: ____________________
Aggregate Exercise Price: ___________________________
Cash Payment: ___________________________
Cashless Exercise: ___________________________
Conditional Exercise: ___________________________
Method of Delivery:
Book Entry
Certificated
Electronic
If to Prime Broker please provide Prime Broker account information:
_________________________
Warrantholder
By_______________________________________
Name:
Title:

APPENDIX B

Amendment No. 1
to the Team, Inc.
Second Amended and Restated 2018 Equity Incentive Plan

THIS AMENDMENT NO. 1 to the Second Amended and Restated Team, Inc. 2018 Equity Incentive Plan (the “Plan”) is approved by the Board of Directors of Team, Inc., a corporation organized under the laws of Delaware, and its successors (the “Company”) as of [●], 2026 to be effective as set forth herein.

WHEREAS, the Company previously established the Plan; and

WHEREAS, the Company now desires to amend the Plan to increase the aggregate number of shares of Company common stock available for issuance under the Plan (the “Proposed Amendment”).

NOW, THEREFORE, the Plan is hereby amended, as follows:

Section 5(a) of the Plan is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

(a) General Limitations.

Subject to adjustment as provided in Section 20 hereof, the maximum number of Shares reserved for issuance in connection with Awards under the Plan is the sum of (i) 625,000 Shares; and (ii) the number of Shares remaining for issuance under the Plan immediately prior to the Effective Date. If all or any portion of any Award issued under the Plan shall terminate, expire, be cancelled or forfeited, or be exchanged with the Committee’s approval, prior to the issuance of shares of Common Stock, for an Award not involving shares of Common Stock (including Shares subject to Awards issued prior to the Effective Date), new Awards may thereafter be awarded with respect to such shares. Any shares of Common Stock tendered (by either actual delivery or attestation) to (i) pay the exercise price of an Option granted under the Plan, (ii) settled in cash in lieu of shares of Common Stock, or (iii) satisfy tax withholding obligations associated with an Award granted under the Plan, shall not become available again for grant under the Plan. Any shares of Common Stock that (i) were subject to a Stock Appreciation Right granted under the Plan that were not issued upon the exercise of such Stock Appreciation Right, or (ii) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an option, shall not become available for grant under the Plan. Any dividend equivalents settled in shares of Common Stock under the Plan shall be applied against the number of shares of Common Stock available for Awards.

This Amendment No. 1 to the Plan is subject to approval by the shareholders of the Company at a meeting duly called for such purposes. The Proposed Amendment may not occur unless and until this Amendment No. 1 is approved by the shareholders. Except as hereby modified, the Plan shall remain in full force and effect.

B-1